Filed with the Securities and Exchange Commission on August 27, 1999

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                                      1933 Act File No. 33-87298
                                                      1940 Act File No. 811-8902

                                    FORM N-1A
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          |_|

                       Pre-Effective Amendment No. __                       |_|
                       Post-Effective Amendment No. 7                       |X|
                                       and
      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       |_|

                               Amendment No. 8                              |X|

                         1838 INVESTMENT ADVISORS FUNDS
               (Exact Name of Registrant as Specified in Charter)

 Five Radnor Corporate Center, Suite 320, 100 Matsonford Road, Radnor, PA 19087
-------------------------------------------------------------------------------
               (Address of Principal Executive Offices)               (Zip Code)

       Registrant's Telephone Number, including Area Code: (610) 293-4300

       Anna M. Bencrowsky, Vice President           Copy to:
       1838 Investment Advisors                     Joseph V. Del Raso, Esq.
       Five Radnor Corporate Center                 Pepper Hamilton LLP
       Suite 320                                    3000 Two Logan Square
       100 Matsonford Road                          Eighteenth and Arch Streets
       Radnor, PA 19087                             Philadelphia, PA 19103
       (Name and Address of Agent for Service)

       It is proposed that this filing will become effective:

               |_|  immediately upon filing pursuant to paragraph (b)

               |_|  on (date) pursuant to paragraph (b)

               |X|  60 days after filing pursuant to paragraph (a)(1)

               |_|  on (date) pursuant to paragraph (a)(1)

               |_|  75 days after filing pursuant to paragraph (a)(2)

               |_|  on (date) pursuant to paragraph (a)(2) of Rule 485.

      [If appropriate, check the following box:]

               |_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                         1838 INVESTMENT ADVISORS FUNDS


                 THE DATE OF THIS PROSPECTUS IS _________, 1999
                     Five Radnor Corporate Center, Suite 320
                      100 Matsonford Road, Radnor, PA 19087
                                 (610) 293-4300




     1838 INTERNATIONAL EQUITY FUND. The investment objective of the 1838 International Equity Fund (the "International Equity Fund") is capital appreciation, with a secondary objective of income. The International Equity Fund seeks to achieve its objective by investing at least 65% of its total assets in a diversified portfolio of equity securities of issuers located in countries other than the United States.


     1838 SMALL CAP EQUITY FUND. The investment objective of the 1838 Small Cap Equity Fund (the "Small Cap Equity Fund") is long-term growth. The Small Cap Equity Fund seeks to achieve its objective by investing at least 65% of its total assets in the common stock of U.S. companies with market capitalizations of $2 billion or less (small cap), which are believed to be undervalued and have good prospects for capital appreciation.


     1838 FIXED INCOME FUND. The investment objective of the 1838 Fixed Income Fund (the "Fixed Income Fund") is maximum current income, with a secondary objective of growth. The Fixed Income Fund seeks to achieve its objective by investing, under normal circumstances, at least 65% of its total assets in a diversified portfolio of fixed income securities.

     1838 LARGE CAP EQUITY FUND. The investment objective of the 1838 Large Cap Equity Fund (the "Large Cap Equity Fund") is long-term total return. The Large Cap Equity Fund seeks to achieve its objective by investing at least 90% of its total assets in the common stock of U.S. companies with market capitalizations greater than $5 billion.

     1838 SPECIAL EQUITY FUND. The investment objective of the 1838 Special Equity Fund (the "Special Equity Fund") is high total return. The Special Equity Fund seeks to achieve its objective by investing at least 90% of its total assets in a select portfolio of the common stock of U.S. companies with market capitalizations greater than $5 billion.

     The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Page

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----

FUND SUMMARIES.................................................................1
FINANCIAL HIGHLIGHTS...........................................................7
INVESTMENT OBJECTIVES, POLICIES AND RISKS.....................................11
MANAGEMENT OF THE FUNDS.......................................................16
CALCULATION OF NET ASSET VALUE................................................19
HOW TO PURCHASE SHARES........................................................20
EXCHANGE OF SHARES............................................................21
HOW TO REDEEM SHARES..........................................................22
DIVIDENDS, DISTRIBUTIONS AND TAXES............................................24
YEAR 2000.....................................................................24

FUND SUMMARIES

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

     INTERNATIONAL EQUITY FUND. The investment objective of the Fund is capital appreciation, with a secondary objective of income. The Fund seeks to achieve its objective by investing at least 65% of its total assets in a diversified portfolio of equity securities of issuers located in countries other than the United States. Investments may be shifted among the various equity markets of the world outside of the U.S., depending upon management's opinion of prevailing trends and developments. A substantial portion of the International Equity Fund's assets generally is invested in the developed countries of Europe and the Far East. A portion of the International Equity Fund's assets also may be invested in developing countries.

     The Fund's investment adviser looks for the following characteristics when deciding which foreign company's securities it will buy and hold:

     o    industry leaders
     o    strong balance sheets
     o    stocks widely followed
     o    large market capitalization
     o attractive price-to-earnings ratios compared with earnings growth potential (PEG ratio)

     Generally, the adviser sells Fund portfolio securities when

     o    company fundamentals deteriorate.
     o    stock valuation deteriorates due to a rise in the PEG ratio.
     o Fund's portfolio should be rebalanced to include high potential countries and/or industries.


     SMALL CAP EQUITY FUND. The investment objective of the Fund is long-term growth. The Fund seeks to achieve its objective by investing at least 65% of its total assets in the common stock of U.S. companies with market capitalizations of $2 billion or less (small cap), which are believed to be undervalued and have good prospects for capital appreciation. The Fund invests in small capitalization companies using a value approach. This approach entails finding companies whose current stock prices are (1) believed not to reflect adequately their underlying value as measured by business prospects; and (ii) low in relation to current earnings, cash flow or business franchises, and which, in the Fund adviser's opinion, seem capable of recovering from any out-of-favor considerations.


     Stocks are selected for the Fund's portfolio when the adviser believes

     o    the stocks are undervalued.
     o a potential catalyst exists to cause the stock price to rise to a target sell price.

     Generally, the adviser sells securities when

     o    the target sell price is achieved.
     o    the security attains a high price-to-earnings ratio.
     o    company fundamentals deteriorate.

     FIXED INCOME FUND. The investment objective of the Fund is maximum current income, with a secondary objective of growth. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 65% of its total assets in a diversified portfolio of all types of fixed income securities. The Fund normally will invest in investment grade debt securities and unrated securities determined to be of comparable quality by the Fund's adviser. Investment grade debt securities are securities rated Baa or better by Moody's or BBB or better by S&P. The adviser also looks for securities that offer strong risk adjusted return; that is, a yield premium that may compensate the portfolio for the credit risk inherent in the security. The Fund has no restriction on maturity; however, it generally maintains a dollar-weighted average maturity of 7 to 12 years.

     The Fund buys securities perceived by the investment adviser

     o    to be undervalued.
     o to present an opportunity for yield enhancement and capital appreciation or stability.

     The Fund may sell securities

     o    in anticipation of market decline.
     o    when the securities are down-graded to below investment grade.

     LARGE CAP EQUITY FUND. The investment objective of the Fund is long-term total return. The Fund seeks to achieve its objective by investing at least 90% of its total assets in the common stock of U.S. companies with market capitalization greater than $5 billion. The Fund invests in large capitalization companies using a relative value approach. This approach entails finding companies whose current stock prices are believed not to reflect adequately their underlying value, measured by the companies' price-to-earnings ratios as compared to the S&P 500 over a long period of time.

     Stocks are selected for the Fund's portfolio when the adviser believes

     o    a stock is undervalued.
     o    a potential catalyst exists to cause the stock price to rise.

     Fund portfolio securities will be sold when

     o    they reach predicted price-to-earnings ratios.
     o    company fundamentals deteriorate.
     o a combination of underperformance, downward earnings and/or negative earnings occurs.

     SPECIAL EQUITY FUND. The investment objective of the Fund is high total return. The Fund seeks to achieve its objective by investing at least 90% of its total assets in a select portfolio of the common stock of U.S. companies with market capitalizations greater than $5 billion. The Fund's adviser generally intends to use the same investment approach as is used for the Large Cap Equity Fund (see above), except that the Fund's portfolio will consist of the stocks of only 10 to 20 large cap companies and, therefore, will be non-diversified. Also, since the Fund attempts to achieve high total return, returns are expected to be short-term and portfolio turnover is expected to exceed 200% annually.

     Stocks are selected for the Fund's portfolio when the adviser believes

     o    a stock is undervalued.
     o    a potential catalyst exists to cause the stock price to rise.

     Fund portfolio securities will be sold when the adviser believes

     o the portfolio should be rebalanced to include a more attractive stock or stocks.
     o    a stock is not meeting near-term objectives.
     o    a stock's near-term objectives have been met.

PRINCIPAL RISKS

     INTERNATIONAL EQUITY FUND: Investments in foreign securities involve certain risks not involved in domestic investment, including fluctuations in foreign exchange rates, future political and economic developments, different legal systems and the existence or possible imposition of exchange controls or other foreign or U.S. governmental laws or restrictions applicable to such investments. Also, investment risks are heightened for developing countries. The economies of developing countries generally are dependent upon international trade and may be adversely affected by trade barriers or other protectionist measures imposed by the countries with which developing countries trade.

     SMALL CAP EQUITY FUND: Due to the uncertainty of growth prospects of smaller companies, investments in the securities of companies with small market capitalizations are generally considered to offer greater opportunity for appreciation, but may also involve greater risks of depreciation than securities of companies with larger market capitalizations.

     FIXED INCOME FUND: Fixed income securities generally are affected by changes in interest rates that may result in an increase or decrease in the value of the obligations held by the Fixed Income Fund. The value of the securities held by the Fund generally can be expected to vary inversely with the changes in interest rates; as the rates decline, market value tends to increase and vice versa. Also, the Fund may invest in securities rated Baa or BBB which are considered to be more speculative with respect to payment of interest and principal.

     LARGE CAP EQUITY AND SPECIAL EQUITY FUNDS: These funds invest in U.S. common stocks, and the portfolio stock prices will fluctuate up and down; which means that you could lose money. Further, different types of stocks will shift in and out of favor depending upon market and economic conditions, and the Funds may underperform other types of funds if any or all of their portfolio stocks fall out of favor with the stock market.

     The Special Equity Fund anticipates an annual portfolio turnover rate of 200% or more. High portfolio turnover may involve additional transaction costs (such as brokerage commissions) which are borne by the Fund, or adverse tax effects, including a greater proportion of dividend income from the Fund that will be taxed as ordinary income rather than as capital gain.

     The Special Equity Fund is a non-diversified fund which means that it may invest a higher percentage of its assets in a single portfolio company than a diversified fund. Because the Fund will invest in a fewer number of companies, a decline in the value of the stock of any one of these companies will have a greater impact on the Fund's share price.

     ALL FUNDS: An investment in any Fund presents the risk of loss of part or all of your money.

PERFORMANCE OF THE FUNDS

     The bar charts and tables below provide an indication of the risks of investing in a Fund by showing changes in each Fund's performance from year to year, and by showing how each Fund's performance over time compares to that of a relevant broad-based securities market index. The past performance of a Fund is not necessarily a prediction of how the Fund will perform in the future. The Large Cap Equity and Special Equity Funds are not depicted because they are new Funds.

                            INTERNATIONAL EQUITY FUND
                            Year-by-Year Total Return
                            as of 12/31 each year (%)

In the printed version there is a bar graph with the following plot points depicted:

1996           8.04
1997           9.99
1998          17.52



          The Fund's year-to-date return as of June 30, 1999 was 8.76%.



During the periods shown in the bar chart, the highest return for a quarter was 21.16%(quarter ending December 31, 1998) and the lowest return for a quarter was -16.81% (quarter ending Sept. 30, 1998)

                           AVERAGE ANNUAL TOTAL RETURN
                                 AS OF 12/31/98


                                                      INCEPTION
                                       1 YEAR          (8/3/95)
                                       ------         ---------
International Fund                      17.52%         10.90%
EAFE*                                   19.97%          8.85**


*The Morgan Stanley Capital International EAFE Index is an unmanaged index representing the stocks of companies in Europe, Australia and the Far East. The EAFE does not include expenses.
**Cumulative from 9/1/95-12/31/98


                              SMALL CAP EQUITY FUND
                            Year-by-Year Total Return
                            as of 12/31 each year (%)


In the printed version there is a bar graph with the following plot points depicted:


1997           29.85
1998           (6.08)



During the periods shown in the bar
chart, the highest return for a
quarter was 17.56% (quarter ending
June 30, 1999) and the lowest
return for a quarter was -23.89%
(quarter ending Sept. 30, 1998)


The Fund's year-to-date return as of June 30, 1999 was 1.73%.

                           AVERAGE ANNUAL TOTAL RETURN
                                 AS OF 12/31/98

                                                       INCEPTION
                                     1 YEAR            (6/17/96)
                                     ------            ---------
Small Cap Fund                       (6.08)%              9.57%
Russell 2000*                        (2.56)%              9.86**

*The Russell 2000 Index is an unmanaged index representing small stocks. The index does not include expenses.
**Cumulative from 7/1/96-12/31/98


                                FIXED INCOME FUND
                            Year-by-Year Total Return
                            as of 12/31 each year (%)


In the printed version there is a bar graph with the following plot points depicted:


1998      7.03



 During the period shown in
 the bar chart, the highest
 return for a quarter was
 2.81% (quarter ended
 September 30, 1998), and
 the lowest return for a
 quarter was -1.42%
 (quarter ended June 30,
 1999)


The Fund's year-to-date return as of June 30, 1999 was -1.56%





                           AVERAGE ANNUAL TOTAL RETURN
                                 AS OF 12/31/98


                                                           INCEPTION
                                       1 YEAR               (9/2/97)
                                       ------               --------
Fixed Income Fund                       7.03%                 7.63%
Lehman Aggregate*                       8.67%                 9.81


*The Lehman Aggregate Bond Index is an index consisting of more than 14,750 issues, in the Treasury/Government (45% of index), Corporate (22%), Mortgage (31%) and Asset Backed (2%) sectors of the investment grade bond universe. The Index has an average maturity of 7.5 years and a duration of 4.8 years. The average coupon rate is 6.5%. The Index does not include expenses.

EXPENSES OF THE FUNDS

     This table describes the fees and expenses that you may pay if you buy and hold Fund shares.


                                            INTERNATIONAL       SMALL CAP      FIXED INCOME      LARGE CAP           SPECIAL
                                             EQUITY FUND       EQUITY FUND          FUND         EQUITY FUND       EQUITY FUND
                                            -------------      -----------     -------------     -----------       -----------
SHAREHOLDER FEES   (1)
(paid directly from your investment)            None              None              None             No                None

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund
assets)


Management Fees (2)                             0.75%             0.75%              0.50%           0.65%             1.00%
Other Expenses (3)                              0.40%             0.36%              0.40%           0.63%             0.63%
                                               -----             -----              -----            -----             -----

     Total Annual Fund Operating Expenses       1.15%             1.11%              0.90%           1.28%             1.63%



(1) You may be charged a fee if you buy or sell shares in a Fund through a broker or agent. If such a fee is charged, it will be charged directly by the broker or agent, and not by the Fund.


(2) The Funds' investment adviser voluntarily has agreed to waive its fees and/or reimburse the International Equity, Small Cap Equity and Fixed Income Funds so that each Fund's total operating expenses do not exceed the following percentage of average daily net assets of the Fund: International Equity Fund: 1.25%; Small Cap Equity Fund: 1.25%; Fixed Income Fund: 0.60%; Large Cap Equity Fund: 0.75% and Special Equity Fund: 1.25%. The investment adviser's voluntary fee waivers and reimbursement of Fund expenses will remain in effect until further notice, but may be rescinded at any time.

(3) The amount of "Other Expenses" is restated to reflect current fees for the Funds, and such amounts are estimated for the Large Cap Equity and Special Equity Funds.


EXAMPLE

     The following example illustrates the expenses that you would pay on a $10,000 investment over various time periods assuming (1) a 5% annual rate of return; (2) reinvestment of all dividends and distributions; (3) redemption at the end of each time period, and (4) each Fund's operating expenses remain the same:


                                  1 yr.      3 yrs.       5 yrs.     10 yrs.


     International Equity Fund    $117       $365         $633       $1,398
     Small Cap Equity Fund        $113       $353         $612       $1,352
     Fixed Income Fund            $ 92       $287         $498       $1,108
     Large Cap Equity Fund        $130       $406         N/A        N/A
     Special Equity Fund          $166       $514         N/A        N/A

     This example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or lesser than those shown. The example is based upon restated expenses for the Funds. The Large Cap Equity and Special Equity Funds have not yet begun operations.


FINANCIAL HIGHLIGHTS

     The financial highlights tables are intended to help you understand the International Equity, Small Cap Equity and Fixed Income Funds' financial performance for the periods presented. The Large Cap and Special Equity Funds were not operational at the date of this prospectus. Certain information reflects financial results for a single share of a Fund. "Total Return" shows how much your investment in a Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The figures for the years or periods ended October 31 have been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in each Fund's Annual Report, which is available without charge, upon request.




INTERNATIONAL EQUITY FUND


                                                           For the six
                                                          months ended
                                                            April 30,                         For the Fiscal Year or Period
                                                              1999                                  Ended October 31,
                                                           (unaudited)          1998          1997          1996         1995+
                                                          ------------          ----          ----          ----         -----

NET ASSET VALUE-BEGINNING OF YEAR OR PERIOD............        $12.08          $11.99        $10.44         $9.61        $10.00
                                                               ------          ------       -------        ------       ------
INVESTMENT OPERATIONS:
     Net investment income.............................          0.00            0.01          0.02          0.07          0.02
     Net realized and unrealized gain (loss) on
         investments and foreign currency transactions.          2.05            0.75          1.57          0.80         (0.41)
                                                               ------           -----         -----         -----        ------
         Total from investment operations..............          2.05            0.76          1.59          0.87         (0.39)
                                                               ------           -----         -----         -----        ------
Distributions:
     From net investment income........................            --            --           (0.04)        (0.04)         0.00
     From net realized capital gains...................         (0.88)          (0.67)           --           --           0.00
                                                               ------          ------                                     -----
         Total distributions...........................         (0.88)          (0.67)        (0.04)        (0.04)         0.00
                                                               ------          ------        ------        ------         -----
NET ASSET VALUE - END OF YEAR OR PERIOD................        $13.25          $12.08        $11.99        $10.44         $9.61
                                                               ======          ======       =======       =======         =====
TOTAL RETURN...........................................         17.40%**         6.90%        15.23%         9.11%        (3.90)%**
Ratios (to average net assets)/Supplemental Data:
     Expenses (net of fee waivers).....................          1.10%*          1.13%         1.25%         1.25%         1.25%*
     Expenses (excluding fee waivers)..................           N/A            N/A           1.44%         1.80%         2.60%*
     Net investment income.............................         (0.07%)*         0.10%         0.28%         0.70%         1.02%*
Portfolio turnover rate................................         18.53%         166.77%        92.33%        59.11%        42.21%*
Net assets at end of period (000's omitted)..........         $74,420         $57,875       $51,046       $41,209       $16,764

--------------------------
+   The International Equity Fund commenced operations on August 3, 1995.
*   Annualized.
**  Total return not annualized.

SMALL CAP EQUITY FUND



                                                             For the six
                                                            months ended
                                                           April 30, 1999  For the Fiscal Year or Period Ended October 31,
                                                             (unaudited)         1998           1997          1996+
                                                           --------------        ----           ----          -----
NET ASSET VALUE-BEGINNING OF YEAR OR PERIOD ...............   $    10.26       $   13.08      $    9.57      $  10.00
                                                              ----------       ---------      ---------      --------
INVESTMENT OPERATIONS:
     Net investment loss ..................................        (0.01)          (0.01)         (0.02)        (0.02)
     Net realized and unrealized gain (loss) on investments
         and foreign currency transactions ................         0.46           (1.86)          3.62         (0.41)
                                                              ----------       ---------      ---------      --------
         Total from investment operations .................         0.45           (1.87)          3.60         (0.43)
                                                              ----------       ---------      ---------      --------
Distributions:
     From net investment income ...........................          --              --             --            --
     From net realized capital gains ......................          --            (0.95)         (0.09)          --
                                                              ----------       ---------      ---------      --------
         Total distributions ..............................         0.00           (0.95)         (0.09)          --
                                                              ----------       ---------      ---------      --------
NET ASSET VALUE - END OF YEAR OR PERIOD ...................   $    10.71       $   10.26      $   13.08      $   9.57
                                                              ==========       =========      =========      ========
TOTAL RETURN ..............................................         4.39%**       (15.33)%        37.81%        (4.30)%**
Ratios (to average net assets)/Supplemental Data:
     Expenses (net of fee waivers) ........................         1.02%*          1.10%          1.25%         1.25%*
     Expenses (excluding fee waivers) .....................         N/A             N/A            1.84%         4.63%
     Net investment income ................................        (0.12)%*        (0.13)%        (0.27)%       (0.52)%*
Portfolio turnover rate ...................................        29.21%          42.64%         67.66%        94.38%*
Net assets at end of period (000's omitted) ...............   $   48,919       $  38,633       $  28,923     $  5,428

-----------
+    The Small Cap Equity Fund commenced operations on June 17, 1996.
*    Annualized.
**   Total return not annualized.

FIXED INCOME FUND

                                                                                            FOR THE FISCAL YEAR
                                                                                              OR PERIOD ENDED
                                                            FOR THE SIX MONTHS                   OCTOBER 31,
                                                           ENDED APRIL 30, 1999           ---------------------------
                                                               (UNAUDITED)                  1998             1997+
                                                             ------------------          ----------       ----------
NET ASSET VALUE - BEGINNING OF YEAR OR PERIOD ...........        $    10.24              $    10.27       $    10.00
                                                                 ----------              ----------       ----------
INVESTMENT OPERATIONS:
     Net investment income ..............................              0.27                    0.54             0.06
     Net realized and unrealized gain loss on investments             (0.16)                   0.08             0.21
                                                                 ----------              ----------       ----------
         Total from investment operations ...............              0.11                    0.62             0.27
                                                                 ----------              ----------       ----------
DISTRIBUTIONS:
     From net investment income .........................             (0.25)                  (0.59)             --
     Return of capital ..................................               --                    (0.04)             --
     From net realized capital gains ....................               --                    (0.02)             --
                                                                 ----------              ----------       ----------
         Total distributions ............................             (0.25)                  (0.65)            0.00
                                                                 ----------              ----------       ----------

NET ASSET VALUE - END OF YEAR OR PERIOD .................        $    10.10              $    10.24       $    10.27
                                                                 ==========              ==========       ==========

TOTAL RETURN ............................................              1.06%**                 6.26%            2.70%**
Ratios (to average net assets)/Supplemental Data:
     Expenses (net of fee waivers) ......................              0.65%*                  0.75%            0.75%*
     Expenses (excluding fee waivers) ...................              0.69%                   0.88%            2.12%*
     Net investment income ..............................              5.25%*                  5.60%            5.83%*
Portfolio turnover rate .................................            609.14%                  92.65%           39.12%*
Net assets at end of period (000's omitted) .............        $   84,540              $   71,723       $   32,537

------------------
+    The Fixed Income fund commenced operations on September 2, 1997.
*    Annualized.
**   Total return not annualized.

INVESTMENT OBJECTIVES, POLICIES AND RISKS

     INTERNATIONAL EQUITY FUND. The International Equity Fund's investment objective is capital appreciation, with a secondary objective of income. The Fund seeks to achieve its objective by investing in a diversified portfolio of equity securities of issuers located in countries other than the United States. Under normal conditions, at least 65% of the Fund's total assets will be invested in the equity securities of issuers from at least three different foreign countries. The Fund may employ a variety of investment strategies and techniques to hedge against market and currency risk. The Fund is designed for investors seeking to complement their U.S. holdings through foreign equity investments and should be considered as a vehicle for diversification and not as a balanced investment program.

     The Fund intends to reduce investment risk by diversifying its portfolio of securities among the securities of foreign companies located throughout the world. Specifically, the Fund intends to invest in the capital markets of more than 20 countries, with emphasis on the largest markets of Japan, the United Kingdom, France and Germany. The Fund's adviser anticipates that a substantial portion of the Fund's assets will be invested in the developed countries of Europe and the Far East. The Fund also may invest up to 20% of its assets in the securities of developing countries. The Fund may invest up to 25% of its assets in securities issued or guaranteed by non-U.S. governments, but will invest only in securities issued or guaranteed by the governments of countries which are members of the Organization for Economic Co-operation and Development (OECD).

     For purposes of the Fund's investment objective, an issuer ordinarily will be considered to be located in the country under the laws of which it is organized or where the primary trading market of its securities is located. The Fund, however, may consider a company to be located in a country, without reference to its domicile or to the primary trading market of its securities, when at least 50% of its non-current assets, capitalization, gross revenues or profits in any one of the two most recent fiscal years represents (directly or indirectly through subsidiaries) assets or activities located in such country.

     Allocation of the Fund's assets is determined after the adviser examines the phases in the business cycles and long-term growth potential of the various foreign economies and the valuation of each foreign securities market currency, taxation and other pertinent financial, social, national and political factors are taken into account. The Fund's adviser seeks to identify equity investments in each market which are expected to provide long-term capital appreciation that equals or exceeds the performance benchmark of such market as a whole. Companies considered for investment share the following characteristics:

     o    Industry leaders in their country, region or world
     o    Strong balance sheets
     o    Stocks widely followed by research analysts
     o    Large market capitalization (usually greater than $2 billion)
     o Attractive price-to-earnings ratios compared with earnings growth potential (PEG ratio)

Generally, the adviser sells Fund portfolio securities when:

     o    Company fundamentals deteriorate
     o    Stock valuation deteriorates due to a rise in the PEG ratio
     o The Fund's portfolio should be rebalanced to include a country or industry in which prospects for capital appreciation are determined to be better than others

     The Fund's investments in developing countries generally focus on a small number of leading or relatively actively traded companies in such countries' capital markets, with the expectation that the investment experience of the securities of such companies will substantially represent the investment experience of the countries' capital markets as a whole.

     The Fund primarily invests in common stock, but the Fund may also invest in other equity securities. The Fund reserves the right, as a temporary defensive measure and to provide for redemptions, to hold cash or cash equivalents in U.S. dollars or foreign currencies and short-term securities including money market securities. Under certain adverse investment conditions, the Fund may restrict the markets in which its assets will be invested and may increase the proportion of assets invested in temporary defensive obligations of U.S. issuers. When the Fund maintains a temporary defensive position, it may not achieve its investment objective.

     RISKS. Investments in foreign securities involve certain risks not involved in domestic investment, including fluctuations in foreign exchange rates, future political and economic developments, different legal systems and the existence or possible imposition of exchange controls or other foreign or U.S. governmental laws or restrictions applicable to such investment. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. Securities prices in different countries are subject to different economic, financial, political and social factors. Because the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Fund's portfolio and the unrealized appreciation or depreciation of investments insofar as U.S. investors are concerned. Foreign currency exchange rates are determined by forces of supply and demand in the foreign exchange markets. These forces are, in turn, affected by international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

     Many European countries have adopted a single European currency, the euro. The consequences of the euro conversion for foreign exchange rates, interest rates and the value of European securities eligible for purchase by the Fund are presently unclear. Such consequences may adversely affect the value and/or increase the volatility of securities held by the Fund.

     In some countries there may be the possibility of expropriation of assets, confiscatory taxation, high rate of inflation, political or social instability or diplomatic developments which could affect investment in those countries. In addition, certain foreign investments may be subject to foreign withholding taxes. As a result, management of the Fund may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country.

     Securities of many foreign companies are less liquid and their prices may be more volatile than securities of comparable domestic companies. Such markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested so no return is earned.

     Satisfactory custodial services for investment securities may not be available in some countries having smaller capital markets, which may result in the Fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the U.S.

     Investment risks are often heightened for investments in developing countries. The economics of developing countries generally are heavily dependent upon international trade and have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade, as well as the economic conditions in the countries with which they trade.


     SMALL CAP EQUITY FUND. The Fund's investment objective is long-term growth. The Fund seeks to achieve its objective by investing primarily in the stock of U.S. companies with market capitalizations of $2 billion or less (small cap), which are believed to be undervalued and have good prospects for capital appreciation. During normal market conditions, at least 65% of the Fund's total assets will be invested in the equity securities of companies considered to be small cap at the time of initial purchase.


     The Fund invests primarily in small capitalization companies using a value approach. This approach entails finding companies whose current stock prices (i) are believed not to reflect adequately their underlying value as measured by business prospects; and (ii) are low in relation to current earnings, cash flow or business franchises, and which, in the Fund adviser's opinion, seem capable of recovering from any out-of-favor considerations. Companies with a market capitalization of $1 billion or less may offer greater potential for capital appreciation since they are often overlooked or undervalued by investors. Because of their size, small cap stocks are less actively followed by stock analysts and less information is available on which to base stock price evaluations. As a result, greater discrepancies often exist between the current stock price and its estimated underlying value, and may present greater opportunity for long-term capital growth.

     The Fund's adviser relies on its proprietary research to identify undervalued, small cap stocks before their value is recognized by the investment community. Stocks are selected when the adviser believes (1) the current stock price is undervalued in relation to current earnings, cash flow or estimated asset value per share; and (2) the potential for a catalyst exists (such as improved business prospects, increased investor attention, asset sales or a change in management), which will cause the stock's price to increase to reflect the company's underlying value. The Fund generally sells stocks when (1) the stock has realized its value in the opinion of the adviser; (2) the stock attains a high price-to-earnings ratio; or (3) the issuing company's fundamentals deteriorate.

     The Fund's holdings generally will be traded in established over-the-counter markets, but assets may also be invested in securities listed on a national or regional securities exchange. The Fund's adviser expects that a majority of Fund investments will be in U.S. based companies; however, from time to time, the Fund may invest up to 20% of its total assets in securities principally traded in markets outside the United States, if they meet the Fund's investment criteria. Under normal circumstances, investments in foreign securities will comprise no more than 10% of portfolio assets. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve certain risks not involved in domestic investment. These risks are discussed under "International Equity Fund" above.

     While the Fund primarily invests in common stocks, it may, for temporary defensive purposes, invest in reserves without limitation. Reserves in which the Fund may invest are cash or short-term cash equivalents, including Treasury obligations, direct obligations of federal agencies, and high quality, private sector short-term instruments. The Fund may also establish and maintain reserves as the adviser believes is advisable to facilitate the Fund's cash flow needs (e.g., redemptions, expenses, and purchases of portfolio securities). The Fund's reserves will be invested in domestic and foreign money market instruments rated within the top two credit categories by a national rating organization or, if unrated, of comparable quality. When the Fund maintains a temporary defensive position, it may not achieve its investment objective.

     RISKS. Higher risks are often associated with investment in the securities of small capitalization companies. Among the reasons for the greater price volatility of these securities are the less certain growth prospects of smaller firms, a lower degree of liquidity in the markets for such stocks compared to larger capitalization stocks, and the greater sensitivity of small companies to changing economic conditions. Also, small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Investors should therefore expect that the value of the Fund's shares may be more volatile than the shares of a fund that invests in larger capitalization stocks.

     FIXED INCOME FUND. The Fixed Income Fund's investment objective is maximum current income, with a secondary objective of growth. The Fund seeks its objective by investing, under normal circumstances, at least 65% of its assets in a diversified portfolio of fixed income securities.

         The Fund may invest in income-producing securities of all types, including bonds, notes, mortgage and mortgage-backed securities, corporate debt securities, commercial paper, government and government agency obligations, zero coupon securities, convertible securities, bank certificates of deposit, fixed time deposits and bankers' acceptances, foreign securities, indexed securities, asset-backed securities, and inverse floater securities. The Fund normally will invest in investment-grade debt securities (including convertible securities) or unrated securities determined by the investment adviser to be of comparable quality. Investment grade securities have a rating of Baa or better as determined by Moody's Investors Service, Inc. ("Moody's") or BBB or better by Standard & Poor's Ratings Group, or are of comparable quality. These are the highest ratings or categories as defined by Moody's and S&P.

     The Fund buys securities perceived by the investment adviser to be undervalued and to present an opportunity for yield enhancement and capital appreciation or stability. The Fund may sell securities in anticipation of market decline. If the credit rating of a portfolio security is down-graded to below investment grade, the adviser will examine the issuer's current credit rating relative to the security's yield and the adviser's expectations regarding the issuer's credit going forward. The downgrade triggers more intensive and formal analysis by the adviser of industry and company specific factors, after which the adviser makes a specific sell or hold decision. Timing of the sell or hold also factors into the adviser's analysis. If the rating of an investment grade security held by the Fund is down-graded, but still falls within investment grades, the investment adviser will evaluate the security as it relates to the rest of the portfolio securities to determine whether to sell or hold the security.

     The Fund will not invest more than 25% of its total assets in mortgage-related securities not guaranteed by the U.S. Government or by agencies or instrumentalities of the U.S. Government. The Fund has no restriction on maturity; however, it normally invests in a broad range of maturities and generally maintains a dollar-weighted average maturity of 7 to 12 years. The average maturity of the Fund's investments will vary depending on market conditions. In making investment decisions for the Fund, the adviser will consider factors in addition to current yield, including preservation of capital, the potential for realizing capital appreciation, maturity and yield to maturity.

The adviser will monitor the Fund's investment in particular securities or in types of debt securities in response to its appraisal of changing economic conditions and trends, and may sell securities in anticipation of a market decline or purchase securities in anticipation of a market rise.

     RISKS. The market value of fixed-income securities will change in response to interest rate changes and other factors. During periods of falling interest rates, the value of outstanding fixed-income securities generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the credit rating of any fixed-income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of portfolio securities will not necessarily affect cash income derived from those securities but will affect the net asset value of the Portfolio's shares.

     The Fund may invest in mortgage-backed, asset-backed and mortgage pass-through securities. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. The value of some mortgage-or asset-backed securities in which the Funds invest may be sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the investment adviser to forecast interest rates and other economic factors correctly. Like other fixed income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities.

     The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

     Commercial mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks include the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

     Debt securities that are rated Baa by Moody's or BBB by S&P, or, if unrated, are of comparable quality, may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher rated debt securities.

     LARGE CAP EQUITY FUND. The Fund's investment objective is long-term total return. The Fund seeks to achieve its objective by investing primarily in the common stock of U.S. companies with market capitalizations greater than $5 billion (large cap). During normal market conditions, at least 90% of the Fund's total assets will be invested in the equity securities of companies considered to be large cap at the time of initial purchase. The Fund's holdings generally will be listed on a national or regional securities exchange, but assets may also be invested in securities traded in established over-the-counter markets.

     The Fund invests primarily in large capitalization companies using a relative value approach. This approach entails finding companies whose current stock prices are believed not to reflect adequately their underlying value, measured by the companies' price-to-earnings ratios as compared to the S&P 500 over a long period of time.

     The Fund's adviser relies on its proprietary research to identify undervalued, large cap stocks before their value is recognized by the investment community. Stocks will be selected when the adviser believes (1) the current stock price is undervalued in relation to the relative price-to-earnings ratio range; and (2) the potential for a catalyst exists (such as accelerated earnings-per-share growth or expanding price-to-earnings ratios), which will cause the stock's price to increase to reflect the company's underlying value.

     Fund portfolio securities will be sold when they reach analysts' relative price-to-earnings ratio ranges and earning-per-share expectations. Stocks also are sold when company fundamentals deteriorate or when a combination of underperformance relative to its index, downward earnings revisions or negative earnings occur.

     While the Fund primarily invests in common stocks, it may, for temporary defensive purposes, invest in reserves without limitation. Reserves in which the Fund may invest are cash or short-term cash equivalents, including Treasury obligations, direct obligations of federal agencies, and high quality, private sector short-term instruments. The Fund may also establish and maintain reserves as the adviser believes is advisable to facilitate the Fund's cash flow needs (e.g., redemptions, expenses, and purchases of portfolio securities). The Fund's reserves will be invested in domestic and foreign money market instruments rated within the top two credit categories by a national rating organization or, if unrated, of comparable quality. When the Fund maintains a temporary defensive position, it may not achieve its investment objective.

     RISKS. Stock prices do fluctuate, and the value of your investment in the Fund will go up and down, which means that you could lose money. Further, different types of stocks will shift in and out of favor depending on market and economic conditions, so the Fund's performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing growth stocks). While there is the risk that a value stock may never reach what the investment adviser believes is its full value, or may even go down in value, the Fund's emphasis on large company value stocks could potentially limit the downside risk of the Fund, because value stocks in theory are already underpriced and large company stocks tend to be less volatile than small company stocks. In the long run, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk.

     SPECIAL EQUITY FUND. The Fund's investment objective is high total return. The Fund seeks to achieve its objective by investing primarily in the common stock of U.S. companies with market capitalizations greater than $5 billion (large cap). During normal market conditions, at least 90% of the Fund's total assets will be invested in a non-diversified, select portfolio of the equity securities of 10 to 20 companies considered to be large cap at the time of initial purchase. The Fund's holdings generally will be listed on a national or regional securities exchange, but assets may also be invested in securities traded in established over-the-counter markets.

     The Fund invests primarily in large capitalization companies using a relative value approach. This approach entails finding companies whose current stock prices are believed not to reflect adequately their underlying value, measured by the companies' price-to-earnings ratios as compared to the S&P 500. The Fund selects stocks to create a portfolio designed to attempt to produce returns that are substantially higher than the S&P 500.

     The Fund's adviser relies on its proprietary research to identify undervalued, large cap stocks before their value is recognized by the investment community. Stocks will be selected when the adviser believes (1) the current stock price is undervalued in relation to the relative price-to-earnings ratio, and (2) the potential for a catalyst exists (such as earnings announcements, earnings revisions, near-term economic or political changes affecting an industry and other industry conditions), which will cause the stock's price to increase to reflect the company's underlying value.

     The adviser will sell a stock to make room for one with a higher potential for appreciation; when a stock is not meeting near-term objectives or when a stock's near-term objectives are met.

     Since the Fund's investment objective is high total return, returns are expected to be short-term, and portfolio turnover is expected to exceed 200% annually. High portfolio turnover may result in additional transaction costs (such as brokerage commissions), which are borne by the Fund and adverse tax consequences for Fund shareholders. A greater proportion of any dividends that you receive from the Fund may be characterized as ordinary income, which is taxed at higher rates than capital gains.

     While the Fund primarily invests in common stocks, it may, for temporary defensive purposes, invest in reserves without limitation. Reserves in which the Fund may invest are cash or short-term cash equivalents, including Treasury obligations, direct obligations of federal agencies, and high quality, private sector short-term instruments. The Fund may also establish and maintain reserves as the adviser believes is advisable to facilitate the Fund's cash flow needs (e.g., redemptions, expenses, and purchases of portfolio securities). The Fund's reserves will be invested in domestic and foreign money market instruments rated within the top two credit categories by a national rating organization or, if unrated, of comparable quality. When the Fund maintains a temporary defensive position, it may not achieve its investment objective.

     RISKS. Stock prices do fluctuate, and the value of your investment in the Fund will go up and down, which means that you could lose money. Further, different types of stocks tend to shift in and out of favor depending on market and economic conditions, so that Fund's performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing growth stocks). While there is the risk that a value stock may never reach what the investment adviser believes is its full value, or may even go down in value, the Fund's emphasis on large company value stocks could potentially limit the downside risk of the Fund, because value stocks in theory are already underpriced and large company stocks tend to be less volatile than small company stocks. In the long run, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk.

     In seeking to achieve its investment objective, the Fund limits its portfolio to a select group of securities and is classified as a non-diversified fund. As such, the Fund may invest more heavily in fewer companies and may be more at risk for loss than a fund with a diversified portfolio.

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISER

     The investment adviser for the Funds is 1838 Investment Advisors, Inc., (formerly 1838 Investment Advisors, L.P.), a direct, wholly-owned subsidiary of MBIA, Inc., and an investment adviser registered under the Investment Advisers Act of 1940. The investment adviser's offices are located at Five Radnor Corporate Center, Suite 320, 100 Matsonford Road, Radnor, PA 19087. The investment adviser supervises the investment of the assets of each Fund in accordance with its objective, policies and restrictions. Taking predecessor firms into account, the investment adviser has over 10 years of investment advisory experience, including management of the Funds, institutional investment accounts, and investment accounts of high net-worth individuals.

     As compensation for its services, for the fiscal year ended October 31, 1998, the investment adviser received an annual fee on a monthly basis equal to the following percentages of the applicable Fund's average daily net assets:

            International Equity Fund          0.75%

            Small Cap Equity Fund              0.75%

            Fixed Income Fund                  0.50%


The Large Cap Equity Fund and the Special Equity Fund were not in operation during the fiscal year ended October 31, 1998.


The investment adviser voluntarily has agreed to waive its fee to meet the expense cap for the International Equity, Small Cap Equity and Fixed Income Funds as set forth under "Expenses of the Funds."

     Johannes B. van den Berg, Managing Director with the investment adviser, is principally responsible for the day-to-day management of the International Equity Fund's portfolio. Mr. van den Berg has acted as portfolio manager of this Fund since its inception. From 1993 to 1998, Mr. van den Berg was a principal of 1838 Investment Advisors, L.P. (the predecessor of the investment adviser), a director of MeesPierson 1838 Investment Advisors (an indirect predecessor of the investment adviser).

     Edwin B. Powell, Managing Director with the investment adviser, is principally responsible for the day-to-day management of the Small Cap Equity Fund's portfolio. Since June of 1994, Mr. Powell has served as a money manager with the investment adviser, managing a number of separate portfolios in the small cap style. Prior to joining the investment adviser, Mr. Powell was employed by Provident Capital Management (a subsidiary of PNC Bancorp) where for seven years he managed a number of large and small cap portfolios in a value style. While at Provident Capital Management, Mr. Powell managed two publicly traded, open-end mutual funds: PNC Value Fund and PNC Small Cap Value Fund.

     Clifford D. Corso, Managing Director and Head of Fixed Income Trading with the investment adviser, is principally responsible for the day-to-day management of the Fixed Income Fund's portfolio. Mr. Corso has acted as portfolio manager for this Fund since

August 1, 1998. Mr. Corso currently is Vice President and Senior Portfolio Manager at MBIA Capital Management Corp. (since 1994). From 1992 to 1994, Mr. Corso was Vice President and Co-head of Fixed Income Trading at Shields Alliance.

     The Large Cap Equity and Special Equity Funds are managed day-to-day by the same team of persons. Each person generally is responsible for overseeing one or more specific investment strategies for these Funds. The portfolio management team for these Funds is as follows:

     George W. Gephart, Jr., Senior Managing Director with the investment adviser. Mr. Gephart was a Principal of and portfolio manager at the adviser's predecessor firm from 1988 to 1998. He specializes in the management of equity securities.

     Robert W. Herz, Director with the investment adviser. Mr. Herz specializes in equity securities and was an Equity Analyst with the adviser's predecessor firm from 1989 to 1998.

     James E. Moore, III, Director with the investment adviser. Mr. Moore specializes in equity securities and was an equity portfolio manager with the adviser's predecessor firm from 1994 to 1998. During 1993, Mr. Moore was an intern at Taylor Investments, New London, NH.


INVESTMENT ADVISER'S HISTORICAL PERFORMANCE

     Below are certain performance data provided by the investment adviser pertaining to the composite of separately managed accounts of the investment adviser that are managed with substantially similar (although not necessarily identical) objectives, policies and strategies as those of the Large Cap Equity Fund and Special Equity Fund, respectively. The performance data for the managed accounts is net of all fees and expenses. The investment returns of the Large Cap Equity and Special Equity Funds may differ from those of the separately managed accounts because such separately managed accounts may have fees and expenses that differ from those of the Funds. Further, the separately managed accounts are not subject to investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and Internal Revenue Code; such conditions, if applicable, may have lowered the returns for separately managed accounts. The results presented are not intended to predict or suggest the return to be experienced by the Large Cap Equity or Special Equity Funds, or the return an investor might achieve by investing in either Fund.

           1838 INVESTMENT ADVISORS INC. - LARGE CAP EQUITY COMPOSITE
              (Unaudited Percentage Returns Net of Management Fees)


                                                                1838 INVESTMENT                S&P 500
                                                                    ADVISORS                    INDEX
                                                                ---------------                -------

One year period through:                 12/31/89                    28.42%                     31.43%
-----------------------
                                         12/31/90                    -1.55%                     -3.19%
                                         12/31/91                    30.25%                     30.55%
                                         12/31/92                     8.00%                      7.68%
                                         12/31/93                    13.88%                     10.00%
                                         12/31/94                     0.19%                      1.33%
                                         12/31/95                    31.66%                     37.50%
                                         12/31/96                    25.57%                     23.25%
                                         12/31/97                    31.77%                     33.38%
                                         12/31/98                    40.42%                     28.76%

        Value of $1 during 10 years (1/1/89-
        12/31/98)                                                    $6.21                      $5.80

        10 year mean                                                 22.74%                     20.07%

        Cumulative                                                  520.67%                    480.19%

        Annualized returns
        1 Year                                                       40.42%                     28.76%

        3 Year                                                       32.45%                     28.39%

        5 Year                                                       25.11%                     24.15%

        8 Year                                                       22.00%                     20.88%

        10 Year                                                      20.03%                     19.22%

            1838 INVESTMENT ADVISORS INC. - SPECIAL EQUITY COMPOSITE
              (Unaudited Percentage Returns Net of Management Fees)


                                                               1838 INVESTMENT                S&P 500
                                                                  ADVISORS                     INDEX
                                                               ---------------                -------
One year period through:   4/1/96-12/31/96                          33.47%                      16.88%
-----------------------
                           12/31/97                                 45.56%                      33.38%
                           12/31/98                                 43.95%                      28.76%

                  2 year, 9 month annualized                        45.35%                      28.83%

                  Value of $1 invested during
                  2 years, 9 months (4/1/96-
                  12/31/98)                                     $    2.80                  $     2.01

                  2 year, 9 month mean                              44.72%                      28.73%

                  Cumulative                                       179.65%                     100.71%

Notes:

1. The ANNUALIZED RETURN is calculated from monthly data, allowing for compounding. The formula used is in accordance with the acceptable methods set forth by the Association for Investment Management Research (AIMR), the Bank Administration Institute, and the Investment Counsel Association of America. The AIMR calculation method differs from that used by the SEC. Market Value of the account was the sum of the account's total assets, including cash, cash equivalents, short term investments, and securities valued at current market prices.

2. The CUMULATIVE RETURN means that $1 invested in the composite account on 10/1/88 had grown to $6.21 by 12/31/98 for the Large Cap Equity Composite; and $1 invested on 4/1/96 had grown to $2.80 by 12/31/98 for the Special Equity Composite.

3. The Large Cap Equity 10 YEAR MEAN, and the Special Equity 2 YEAR, 9 MONTH MEAN is the arithmetic average of the annual returns for the years listed, for each respective composite.

4. The S&P 500 is an unmanaged index which assumes reinvestment of dividends and is generally considered representative of securities similar to those invested in by the investment adviser for the purpose of the composite performance numbers set forth above.

5. The investment adviser's average annual management fee for Large Capacity Accounts over the periods shown was .45l% or 45 basis points. During the periods presented, fees on the investment adviser's individual accounts of this type changed from 35% to 60% (35 basis points to 60 basis points). The investment adviser's average annual management fee for Special Equity accounts over the periods shown was .65% or 65 basis points. During the periods presented, fees on the investment adviser's individual accounts of this type ranged from .60% to 1.00% (60 basis points to 100 basis points). Net returns to investors vary depending on the management fee.

CALCULATION OF NET ASSET VALUE

     The net asset value per share of each Fund is determined as of the close of regular trading on each day that the New York Stock Exchange ("Exchange") is open for unrestricted trading from Monday through Friday, and on which there is a purchase or redemption of a Fund's shares. The net asset value is determined by dividing the value of a Fund's securities, plus any cash and other assets, less all liabilities, by the number of shares outstanding. Expenses and fees of a Fund, including the advisory and administration fees, are accrued daily and taken into account for the purpose of determining the net asset value.

     In valuing each Fund's net assets, all securities for which representative market quotations are available will be valued at the last quoted sales price on the security's principal exchange on that day. If there are no sales of the relevant security on such day, the security will be valued at the mean between the closing bid and asked price on that day, if any. Securities for which market quotations are not readily available and all other assets will be valued at their respective fair market value as determined in good faith by, or under procedures established by, the Board of Trustees. In determining fair value, the Trustees may employ an independent pricing service.

     Money market securities with less than sixty days remaining to maturity when acquired by a Fund will be valued on an amortized cost basis by the Fund, excluding unrealized gains or losses thereon from the valuation. This is accomplished by valuing the security at cost and then assuming a constant amortization to maturity of any premium or discount. If a Fund acquires a money market security with more than sixty days remaining to its maturity, it will be valued at current market value until the 60th day prior to maturity, and will then be valued on an amortized cost basis based upon the value on such date unless the Trustees determine during such 60-day period that this amortized cost value does not represent fair market value.

     Those securities that are quoted in foreign currency will be valued daily in U.S. dollars at the foreign currency exchange rates prevailing at the time a Fund calculates the daily net asset value per share. Although each Fund values its assets in U.S. dollars on a daily basis, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis.

HOW TO PURCHASE SHARES

     Shares of each Fund are offered through the Fund's distributor, and may be purchased at the net asset value next determined after receipt of a purchase order in proper form by the distributor. An application in proper form is fully completed, contains all necessary signatures and is accompanied by a correctly written and signed investment check. Brokers and other intermediaries are also authorized to accept purchase orders on behalf of the Funds. The Funds and the distributor reserve the right to reject any purchase order, and a Fund and the distributor may suspend the offering of any Fund's shares. The minimum initial investment is $1,000, with no minimum subsequent investment. Each Fund reserves the right to vary the initial and subsequent investment minimums at any time. Shares of each Fund are available for use in certain tax-deferred plans (such as Individual Retirement Accounts ("IRAs"), defined contribution, 401(k) and 403(b)(7) plans). There is no minimum investment requirement for qualified retirement plans.

     Purchase orders for shares of a Fund which are received and accepted by the Fund's distributor prior to the close of regular trading hours on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on any day that the Fund calculates its net asset value, are priced according to the net asset value determined on that day. Purchase orders received and accepted by the distributor after the close of the Exchange on a particular day are priced as of the time the net asset value per share is next determined.

     Purchases may be made in one of the following ways:

PURCHASES BY MAIL


     You may purchase shares by sending a check drawn on a U.S. bank payable to the Fund of your choice, along with a completed application (located at the back of this Prospectus), to 1838 Investment Advisors Funds, c/o MBIA Municipal Investors Service Corporation, Dept. TA, 113 King Street, Armonk, NY 10504. A purchase order sent by overnight mail should be sent to 1838 Investment Advisors Funds, c/o MBIA Municipal Investors Service Corporation, Dept. TA, 113 King Street, Armonk, NY 10504. If a subsequent investment is being made, the check should also indicate your Fund account number.


     When you purchase by check, payment on share redemptions will be mailed upon clearance of the check (which may take up to 15 days from the purchase date). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction.

PURCHASES BY WIRE


     You may purchase shares by wiring federal funds. To advise the Trust of the wire, and initially to obtain an account number, you must telephone MBIA Municipal Investors Service Corporation ("MISC") toll free at (877) 367-1838. Once you have an account number, instruct your bank to wire federal funds to:

                                    MBIA-MISC
                          c/o First Union National Bank
                                Philadelphia, PA
                                 ABA # 031201467
                             ATTENTION: [FUND NAME]
                              Acct. # 2000003245909
           FOR FURTHER CREDIT TO [SHAREHOLDER NAME AND ACCOUNT NUMBER]


     If you make an initial purchase by wire, you must promptly forward a completed Application to MISC at the address stated above under "Purchases By Mail." Investors should be aware that some banks may impose a wire service fee.

AUTOMATIC INVESTMENT PLAN


     Shareholders may purchase shares of a Fund through an Automatic Investment Plan (the "Plan"). The Plan provides a convenient method by which investors may have monies deducted directly from their checking, savings or bank money market accounts for investment in the Fund. Under the Plan, MISC, at regular intervals, will automatically debit a shareholder's bank checking account in an amount of $50 or more (subsequent to the $1,000 minimum initial investment), as specified by the shareholder. A shareholder may elect to invest the specified amount monthly, bimonthly, quarterly, semi-annually or annually. The purchase of a Fund's shares will be effected at the net asset value at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on or about the 20th day of the month. To obtain an Application for the Automatic Investment Plan, check the appropriate box of the Application at the end of this Prospectus or call MISC at (877) 367-1838.


INDIVIDUAL RETIREMENT ACCOUNTS


     Application forms and brochures for IRAs can be obtained from MISC by calling (877) 367-1838.


     The IRA custodian receives an annual fee of $10.00 per account, which fee is paid directly to the custodian by the IRA shareholder. If the fee is not paid by the date due, shares of the Fund held in the IRA account will be redeemed automatically for purposes of making the payment.


EXCHANGE OF SHARES

     You may exchange all or a portion of your Fund shares for shares of any of the other Funds in the 1838 Investment Advisors Funds' complex that currently offer shares to investors. Shares of a Fund are available only in states in which such shares may be lawfully sold.

     A redemption of shares through an exchange will be effected at the net asset value per share next determined after receipt by MISC of the request, and a purchase of shares through an exchange will be effected at the net asset value per share determined at that time. Exchange transactions will be subject to the minimum initial investment and other requirements of the Fund into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $1,000.


     To obtain more information about exchanges, or to place exchange orders, contact MISC at (877) 367-1838. The Trust reserves the right to terminate or modify the exchange offer described here and will give shareholders sixty days' notice of such termination or modification.

HOW TO REDEEM SHARES


     Shareholders may redeem their Fund shares without charge on any day that the Fund calculates its net asset value (see "Calculation of Net Asset Value"). Brokers and other intermediaries also are authorized to accept redemption requests on behalf of the Funds. Redemptions will be effective at the net asset value per share next determined after receipt by MISC of a redemption request meeting the requirements described below. Redemption proceeds are normally sent on the next business day following receipt by MISC of the redemption request but, in any event, redemption proceeds are sent within seven calendar days of receipt of the request. Redemption requests should be accompanied by the Fund's name and your account number. Corporations, other organizations, trusts, fiduciaries and other institutional investors may be required to furnish certain additional documentation to authorize redemptions.


     Each Fund will honor redemption requests of shareholders who recently purchased shares by check, but will not mail the proceeds until reasonably satisfied that the purchase check has cleared, which may take up to fifteen days from the purchase date, at which time the redemption proceeds will be mailed to the shareholder.


     Except as noted below, redemption requests received by MISC prior to the close of regular trading hours on the Exchange on any business day that a Fund calculates its per share net asset value are effective that day. Redemption requests received by MISC after the close of the Exchange are effective as of the time the net asset value per share is next determined.


IN-KIND REDEMPTION

     Each Fund will satisfy redemption requests in cash to the fullest extent feasible, so long as such payments would not, in the opinion of the investment adviser or the Board of Trustees, result in the necessity of a Fund selling assets under disadvantageous conditions and to the detriment of the remaining shareholders of the Fund.

     The Trust has the authority to pay for shares redeemed either in cash or in-kind, or partly in cash and partly in-kind. However, the Trust will redeem its shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a Fund, during any 90-day period for any one shareholder. Payments in excess of this limit also will be made wholly in cash unless the Board of Trustees believes that economic conditions exist which would make such a payment detrimental to the best interests of a Fund. Any portfolio securities paid or distributed in-kind would be valued as described under "Calculation of Net Asset Value."

     Shares returned in kind will be redeemed with liquid securities. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from a Fund. In-kind payments need not constitute a cross-section of a Fund's portfolio. When a shareholder has requested redemption of all or a part of the shareholder's investment, and the a Fund completes a redemption in-kind, such Fund will not recognize gain or loss for federal tax purposes, on the securities used to complete the redemption but the shareholder will recognize gain or loss equal to the difference between the fair market value of the securities received and the shareholder's basis in the Fund shares redeemed.

     Shares may be redeemed in one of the following ways:

REDEMPTION BY MAIL

     Shareholders redeeming their shares by mail should submit written instructions with a guarantee of their signature by an "eligible guarantor institution." Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. A signature and a signature guarantee are required for each person in whose name the account is registered.


     Written redemption instructions should be submitted to 1838 Investment Advisors Funds, c/o MBIA Municipal Investors Service Corporation, Dept. TA, 113 King Street, Armonk, NY 10504. A redemption order sent by overnight mail should be sent to 1838 Investment Advisors Funds, c/o MBIA Municipal Investors Service Corporation, Dept. TA, 113 King Street, Armonk, NY 10504.

REDEMPTION BY TELEPHONE


     Shareholders who prefer to redeem their shares by telephone must apply in writing for telephone redemption privileges. For an Application for Telephone Redemptions, check the appropriate box on the Application or call MISC at (877) 367-1838. The Application for Telephone Redemptions describes the telephone redemption procedures in more detail and requires certain information that will be used to identify the shareholder when a telephone redemption request is made.


     Neither the Funds nor their service contractors will be liable for any loss or expense in acting upon any telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, each Fund will use procedures considered reasonable, including requesting a shareholder to correctly state his or her Fund account number, the name in which his or her account is registered, the number of shares to be redeemed and certain other information necessary to identify you as the shareholder. To the extent that a Fund fails to use reasonable procedures to verify the genuineness of telephone instructions, it and/or its service contractors may be liable for any instructions that prove to be fraudulent or unauthorized.


     During times of drastic economic or market changes, the telephone redemption privilege may be difficult to use. In the event that you are unable to reach MISC by telephone, you may make a redemption request by mail. The Funds and MISC reserve the right to refuse a wire or telephone redemption if it is believed advisable to do so. Procedures for redeeming Fund shares by wire or telephone may be modified or terminated at any time by the Trust.


REDEMPTIONS BY WIRE

     Redemption proceeds may be wired to your predesignated bank account at any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Amounts redeemed by wire normally are wired on the next business day after receipt and acceptance of redemption instructions (if received before the close of regular trading on the Exchange), but in no event later than seven days following such receipt and acceptance.

SYSTEMATIC WITHDRAWAL PLAN


     Shareholders who own shares with a value of $10,000 or more may participate in the Systematic Withdrawal Plan. For an Application for the Systematic Withdrawal Plan, check the appropriate box on the Application or call MISC at
(877) 367-1838. Under the Plan, shareholders may automatically redeem a portion of their Fund shares monthly, bimonthly, quarterly, semi-annually or annually. The minimum withdrawal available is $100. The redemption of Fund shares will be effected at their net asset value at the close of the Exchange on or about the 25th day of the month. If you expect to purchase additional Fund shares, it may not be to your advantage to participate in the Systematic Withdrawal Plan because contemporaneous purchases and redemptions may result in adverse tax consequences.


ADDITIONAL REDEMPTION INFORMATION

     Redemption proceeds may be mailed to your bank or, for amounts of $10,000 or less, mailed to your Fund account address of record if the address has been established for a minimum of 60 days. In order to authorize a Fund to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Fund account address of record when you submit written instructions. You may change the account which you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of the shareholder's signature by an eligible guarantor institution. Further documentation will be required to change the designated account when shares are held by a corporation, other organization, trust, fiduciary or other institutional investor.

     Each Fund also reserves the right to involuntarily redeem an investor's account where the account is worth less than the minimum initial investment required when the account is established, presently $1,000. (Any redemption of shares from an inactive account established with a minimum investment may reduce the account below the minimum initial investment, and could subject the account to redemption initiated by the Fund). A Fund will advise the shareholder of such intention in writing at least sixty (60) days prior to effecting such redemption, during which time the shareholder may purchase additional shares in any amount necessary to bring the account back to $1,000. If the value of an investor's account falls below the minimum initial investment requirement due to market fluctuations, the fund will not redeem an investor's account except pursuant to the instructions of the shareholder.

     For more information on redemption services, contact MISC.

DIVIDENDS, DISTRIBUTIONS AND TAXES


     The International Equity, Small Cap Equity, Large Cap Equity and Special Equity Funds will declare and pay dividends annually to their shareholders of substantially all of their net investment income, if any, earned during the year from their investments. The Fixed Income Fund declares and pays dividends monthly to its shareholders of substantially all of its net investment income, if any, earned during each month from its investments. A Fund will distribute net realized capital gains, if any, once each fiscal year. Expenses of each Fund, including the advisory fee, are accrued each day. Reinvestments of dividends and distributions in additional shares of each Fund will be made at the net asset value determined on the ex date of the dividend or distribution unless the shareholder has elected in writing to receive dividends or distributions in cash. An election may be changed by notifying MISC in writing thirty days prior to the record date.

     Each Fund intends to distribute substantially all of its net investment income and net capital gains. Dividends from net investment income or net short-term capital gains will be taxable to you as ordinary income, whether received in cash or in additional shares. A Fund with a high portfolio turnover rate, such as the Special Equity Fund, may have significantly more dividends, which will result in more ordinary income to shareholders, rather than capital gain. For corporate investors, dividends from net investment income will generally qualify in part for the corporate dividends-received deduction. However, the portion of the dividends so qualified depends on the aggregate qualifying dividend income received by a Fund from domestic (U.S.) sources.


     Distributions paid by a Fund from long-term capital gains, whether received in cash or in additional shares, are taxable to those investors subject to income tax as long-term capital gains, regardless of the length of time an investor has owned shares in the Fund. A Fund does not seek to realize any particular amount of capital gains during a year; rather, realized gains are a byproduct of Fund management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year. Also, for those investors subject to tax, if purchases of shares in a Fund are made shortly before the record date for a dividend or capital gains distribution, a portion of the investment will be returned as a taxable distribution.

     Dividends which are declared in October, November or December to shareholders of record in such a month but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by each Fund and received by the shareholder on December 31 of the calendar year in which they are declared.


     A sale of shares or exchange of shares between two mutual funds, or a redemption of Fund shares, is a taxable event and may result in a capital gain or loss to shareholders subject to tax. The capital gain or loss will be short-term capital gain or loss if shares were held for one year or less, and long-term capital gain or loss if shares were held more than one year. The ability of a shareholder to deduct capital losses on the sale or redemption of a Fund's shares may be limited to the amount of capital losses (plus $3,000 for non-corporate shareholders). Any loss incurred on sale or exchange of a Fund's shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.


     Each Fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of the total assets of a Fund at the end of its fiscal year are invested in securities of foreign corporations, a Fund may elect to pass-through to its shareholders their pro rata share of foreign taxes paid by such Fund. If this election is made, shareholders will be (i) required to include in their gross income their pro rata share of foreign source income (including any foreign taxes paid by the Fund), and (ii) entitled to either deduct (as an itemized deduction in the case of individuals) their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. income tax, subject to certain limitations under the Code. Shareholders will be informed by each Fund at the end of each calendar year regarding the availability of any credits and the amount of foreign source income (including any foreign taxes paid by the Fund) to be included on their income tax returns.

     Under Code Section 988, foreign currency gains or losses, including those from forward contracts, from futures contracts that are not "regulated futures contracts" and from unlisted options, will generally be treated as ordinary income or loss. Such Code Section 988 gains or losses will increase or decrease the amount of a Fund's investment company taxable income available to be distributed to shareholders as ordinary income. If Code Section 988 losses exceed other investment company taxable income during a taxable year, a Fund would not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year, would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's basis in Fund shares.

     Each year, each Fund will mail information to shareholders on the tax status of the Fund's dividends and distributions. Each Fund is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with Internal Revenue Service taxpayer identification regulations. You may avoid this withholding requirement by certifying on your account registration form your proper taxpayer identification number and by certifying that you are not subject to backup withholding.


     In addition to federal taxes, shareholders may be subject to state and local taxes on distributions. It is recommended that shareholders consult their tax advisers regarding specific questions as to federal, state, local or foreign taxes. The tax discussion set forth above is included for general information only, prospective investors should consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in a Fund. Additional information on tax matters relating to the Funds and to shareholders is included in the Statement of Additional Information.

YEAR 2000


     The services provided to the Funds and their shareholders by the investment adviser, the distributor, MISC and the custodian depend on the smooth functioning of their computer systems and those of their outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Funds, the investment adviser, the distributor, MISC and the custodian have advised the Funds that they have been actively working on necessary changes to their computer systems to prepare for the year 2000 and expect that their systems, and those of their outside service providers, will be adapted in time for that event.

                              PROSPECTUS BACK COVER


     This Prospectus sets forth concisely the information that a prospective investor should know before investing. Investors should read and retain this Prospectus for future reference. More information about each Fund has been filed with the Securities and Exchange Commission ("SEC"), and is contained in a "Statement of Additional Information" for 1838 Investment Advisors Funds. The Statement of Additional Information is incorporated by reference into this Prospectus (legally it is part of this Prospectus).

     Additional information about each Fund's investments is also available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the last fiscal year.


     Your questions, including requests for the Statement of Additional Information and/or a Fund's Annual and Semi-Annual Report to shareholders, may be directed to MBIA Municipal Investors Service Corporation toll free at (877) 367-1838.


     You may also review and copy information about the Funds (including the Statement of Additional Information) at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-800-SEC-0330 for the hours of operation of the Public Reference Room.

     Reports and other information about the Funds are available on the SEC's internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.



SEC File No. 811-8902

                         1838 INVESTMENT ADVISORS FUNDS



           STATEMENT OF ADDITIONAL INFORMATION DATED ___________, 1999


--------------------------------------------------------------------------------
 Five Radnor Corporate Center, Suite 320, 100 Matsonford Road, Radnor, PA 19087
--------------------------------------------------------------------------------


     1838 Investment Advisors Funds (the "Trust") has established five funds:
1838 International Equity Fund, 1838 Small Cap Equity Fund, 1838 Fixed Income Fund, 1838 Large Cap Equity Fund, and 1838 Special Equity Fund, each with its own investment objective. Information concerning each Fund is included in the Trust's Prospectus dated ________, 1999. No investment in shares should be made without first reading the Prospectus. A copy of the Prospectus may be obtained without charge from MBIA Capital Management Corp., 113 King Street, Armonk, NY 10504, (877) 367-1838.


--------------------------------------------------------------------------------

 THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ IN CONNECTION WITH THE TRUST'S CURRENT PROSPECTUS DATED MARCH 1, 1999. RETAIN
         THIS STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----


THE TRUST.....................................................................3

INVESTMENT STRATEGIES, POLICIES AND RISKS.....................................3

MANAGEMENT OF THE TRUST......................................................17


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES..........................20


SHARES OF BENEFICIAL INTEREST, VOTING RIGHTS AND SHAREHOLDER MEETINGS........21


INVESTMENT ADVISORY AND OTHER SERVICES.......................................22

ALLOCATION OF PORTFOLIO BROKERAGE............................................24

PURCHASE, REDEMPTION AND PRICING OF SHARES...................................25

TAXATION ....................................................................26

PERFORMANCE..................................................................28

FINANCIAL STATEMENTS.........................................................30

                                    THE TRUST

     1838 Investment Advisors Funds was organized as a Delaware series business trust on December 9, 1994, and is an open-end, management investment company. The Trust currently offers five Funds, each with its own investment objective. Each of the Funds, except the 1838 Special Equity Fund, is diversified.

                    INVESTMENT STRATEGIES, POLICIES AND RISKS

     Each Fund seeks to achieve its respective investment objective by making investments selected in accordance with its investment policies and restrictions. Each Fund will vary its investment strategy as described in the Trust's Prospectus to achieve its objectives. This Statement of Additional Information contains further information concerning the strategies and operations of each Fund, the securities in which each may invest, and the policies each will follow.

Securities Lending

     Each Fund may lend its investment securities to approved borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Fund attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. Each Fund may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended, ("Investment Company Act") or the rules and regulations or interpretations of the Securities and Exchange Commission (the "SEC") thereunder, which currently require that (a) the borrower pledge and maintain with a Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by a Fund at any time, and
(d) the Fund receives reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments). All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Board of Trustees.

     At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by the investment company's Board of Trustees. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on a loan, the loan must be called and the securities voted.

When Issued Securities

     The Small Cap Equity, Large Cap Equity and Special Equity Funds may invest in securities whose terms and characteristics are already known but which have not yet been issued. These are called "when-issued" or "forward delivery" securities. "Delayed settlements" occur when a Fund agrees to buy or sell securities at some time in the future, making no payment until the transaction is actually completed. Such transactions are limited to no more than 25% of a Fund's assets. The Fund engages in these types of purchases in order to buy securities that fit with its investment objective at attractive prices -- not to increase its investment leverage. Securities purchased on a when-issued basis may decline or appreciate in market value prior to their actual delivery to the Fund.

Depositary Receipts

     Each Fund may invest in the securities of foreign issuers in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) or other securities convertible into securities of foreign issuers such as convertible preferred stock, convertible bonds and warrants or rights convertible into common stock. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. If a Fund determines that other securities convertible into foreign securities are available on the market, that Fund will notify shareholders before investing in such securities.

     ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. GDRs are receipts issued throughout the world which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the U.S. and Europe and are designed for use throughout the world. The Fund may invest in unsponsored ADRs, EDRs and GDRs. The issuers of unsponsored ADRs, EDRs and GDRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of such securities.

Restricted/Illiquid Securities

     Each Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended, but can be offered and sold to "qualified institutional buyers" under Rule 144A under that Act. However, a Fund will not invest more than 15% of its net assets in illiquid investments, which includes securities for which there is no readily available market, securities subject to contractual restrictions on resale, and otherwise restricted securities, unless the Fund's Board of Trustees continuously determines, based on the trading markets for the specific restricted security, that it is liquid. The Board of Trustees has determined to treat as liquid Rule 144A securities which are freely tradable in their primary markets offshore. The Board of Trustees may adopt guidelines and delegate to the investment adviser the daily function of determining and monitoring liquidity of restricted securities. The Board of Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations.

     Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will develop, the Board of Trustees will carefully monitor each Fund's investments in these securities, focusing on such factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

Repurchase Agreements and Purchase and Sale Contracts

     Each Fund may invest in securities pursuant to repurchase agreements or purchase and sale contracts. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities. Purchase and sale contracts may be entered into only with financial institutions which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. Under such agreements, the other party agrees, upon entering into the contract with a Fund, to repurchase the security at a mutually agreed upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period although it may be affected by currency fluctuations. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligation; whereas, in the case of purchase and sale contracts, the prices take into account accrued interest. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, as a purchaser, a Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement; such Fund does not have the right to seek additional collateral in the case of purchase and sale contracts. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by a Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs or possible losses in connection with disposition of the collateral. A purchase and sale contract differs from a repurchase agreement in that the contract arrangements stipulate that the securities are owned by such Fund. In the event of a default under such a repurchase agreement or under a purchase and sale contract, instead of the contractual fixed rate, the rate of return to a Fund would be dependent upon intervening fluctuations of the market values of such securities and the accrued interest on the securities. In such event, a Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform. Repurchase agreements and purchase and sale contracts maturing in more than seven days are deemed illiquid by the SEC and are therefore subject to each Fund's investment restriction limiting investments in securities that are not readily marketable to 15% of the Fund's net assets.

Convertible Securities

     Each Fund may invest in convertible securities. Convertible securities are usually preferred stock or bond issues that may be converted or exchanged by the holder into shares of the underlying common stock at a stated exchange ratio. A convertible security may also be subject to redemption by the issuer but only after a particular date and under certain circumstances (including a specified-price) established upon issue. If a convertible security held by a Fund is called for redemption, that Fund could be required to tender it for redemption, convert it to the underlying common stock, or sell it to a third party.

Municipal Obligations

     The Fixed Income Fund may invest in municipal obligations. Municipal obligations are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, or financing for specific projects or public facilities. They may be issued in anticipation of future revenues, and may be backed by the full taxing power of a municipality, the revenues from a specific project, or the credit of a private organization. The value of some or all municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights on municipal securities holders. The Fixed Income Fund may own a municipal security directly or through a participation interest.

High Yield Securities ("Junk Bonds")

     The Fixed Income Fund may invest in high yield securities. Investing in high yield securities involves special risks in addition to the risks associated with investments in higher rated fixed income securities. High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability to achieve its investment objective may, to the extent of its investments in high yield securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality debt securities.

     High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of high yield securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of high yield securities defaults, the Fund may incur additional expenses to seek recovery. In the case of high yield securities structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

     The secondary markets on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect and cause large fluctuations in the daily net asset value of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market.

     The use of credit ratings as the sale method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The investment adviser does not rely solely on credit ratings when selecting securities for the Fund, and develops its own independent analysis of issuer credit quality. If a credit rating agency changes the rating of a portfolio security held by the Fund, the Fund may retain the portfolio security if the investment adviser deems it in the best interest of shareholders.

Hedging Strategies

     Each Fund may engage in various portfolio strategies to hedge against adverse movements in the equity, debt and currency markets. Each Fund may buy or sell futures contracts, write (i.e., sell) covered call and put options on its portfolio securities, purchase put and call options on securities and engage in transactions in related options on such futures. Each of these portfolio strategies is described below. Although certain risks are involved in options and futures transactions, the investment adviser believes that, because the Funds will engage in options and futures transactions only for hedging purposes, the options and futures portfolio strategies of a Fund will not subject it to the risks frequently associated with the speculative use of options and futures transactions. While a Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of the Fund's shares, the Fund's net asset value will fluctuate. There can be no assurance that a Fund's hedging transactions will be effective. Also, a Fund may not necessarily be engaging in hedging activities when movements in any equity, debt or currency market occur.

Forward Foreign Currency Exchange Contracts

     The U.S. dollar value of the assets of the Funds may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Funds may incur costs in connection with conversions between various currencies. The Funds will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.

     The Funds may enter into forward foreign currency exchange contracts in several circumstances. When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     Additionally, when a Fund anticipates that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of such Fund's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. From time to time, each Fund may enter into forward contracts to protect the value of portfolio securities and enhance Fund performance. The Funds will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate such Fund to deliver an amount of foreign currency in excess of the value of such Fund securities or other assets denominated in that currency.

     The Funds generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. A forward contract which obligates a Fund to buy or sell currency will generally require the Trust's custodian to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations, or to segregate liquid assets equal to the amount of the Fund's obligation. If the value of the segregated assets declines, additional liquid assets will be segregated on a daily basis so that the value of the segregated assets will equal the amount of the Fund's commitments with respect to such contracts.

     It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that such Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

     If a Fund retains the portfolio security and engages in an offsetting transaction, such Fund will incur a gain or loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between a Fund entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, such Fund would suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     Each of the Funds' dealings in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, the Funds are not required to enter into such transactions with regard to their foreign currency-denominated securities. It also should be realized that this method of protecting the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

Futures Contracts

     Each Fund may enter into futures contracts for the purposes of hedging, remaining fully invested and reducing transaction costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government Agency.

     Although most futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Futures traders are required to make a good faith initial margin deposit in cash or acceptable securities with a broker or custodian to initiate and maintain open positions in futures contracts. An initial margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish initial deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on initial margin that may range upward from less than 5% of the value of the contract being traded. After a futures contract position is opened, the value of the contract is marked to market daily. A second type of deposit called variation margin is used to adjust the futures position account for the daily marked to market variations. If the marked to market value declines, additional deposits in cash are required to balance this decline (variation margin). Conversely, if the marked to market value increases, deposits in cash may be withdrawn from the account to the extent of the increase (variation margin). Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Funds expect to earn interest income on their initial margin deposits.

     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade and use futures contracts with the expectation of realizing profits from a fluctuation in interest rates. The Funds intend to use futures contracts only for hedging purposes.

     Regulations of the CFTC applicable to the Funds require that all of its futures transactions constitute bona fide hedging transactions or that the Funds' commodity futures and option positions be for other purposes, to the extent that the aggregate initial margins and premiums required to establish such non-hedging positions do not exceed five percent of the liquidation value of each Fund. Each Fund will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, each Fund expects that approximately 75% of any futures contracts purchases will be "completed," that is, equivalent amounts of related securities will have been purchased or are being purchased by the Fund upon sale of open futures contracts.

     Although techniques other than the sale and purchase of futures contracts could be used to control a Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While a Fund will incur commission expenses in both opening and closing out future positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

Restrictions on the Use of Futures Transactions

     Regulations of the Commodity Futures Trading Commission ("CFTC") applicable to each Fund provide that the futures trading activities will not result in a Fund being deemed a "commodity pool operator" under such regulations if the Fund adheres to certain restrictions. In particular, a Fund may purchase and sell futures contracts and options thereon (i) for bona fide hedging purposes, and
(ii) for non-hedging purposes, if the aggregate initial margin and premiums required to establish positions in such contracts and options does not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts and options.

     When a Fund purchases a futures contract, or writes a put option or purchases a call thereon, an amount of cash and liquid securities will be deposited in a segregated account with the Fund's custodian so that the amount so segregated, plus the amount of initial and variation margin held in the account of its broker, equals the market value of the futures contract, thereby ensuring that the use of such futures contract is unleveraged. The International Equity Fund, the Small Cap Equity Fund and the Fixed Income Fund will not enter into futures contracts to the extent that their outstanding obligations to purchase securities under these contracts exceed 50%, 20%, and 10%, respectively, of their total assets.

Options

     The Funds may purchase and sell put and call options on futures contracts for hedging purposes. Investments in options involve some of the same considerations that are involved in connection with investments in futures contracts (e.g., the existence of a liquid market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying security or contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract on which it is based or the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract or securities.

Writing Covered Options

     Each Fund is authorized to write (i.e., sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option where a Fund in return for a premium gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. The general reason for writing call options is to attempt to realize income. By writing covered call options, each Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price.

     In addition, each Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction. A closing purchase transaction cancels out the Fund's position as the writer of an option by means of offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options serve as a partial hedge against the price of the underlying security declining. Each Fund writes only covered options, which means that so long as a Fund is obligated as the writer of the option it will, through its custodian, have deposited the underlying security of the option or, if there is a commitment to purchase the security, a segregated reserve of cash or liquid securities denominated in U.S. dollars or non-U.S. currencies with a securities depository with a value equal to or greater than the exercise price of the underlying securities.

     Each Fund also may write covered put options which give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. Each Fund maintains liquid securities with its custodian equal to or greater than the exercise price of the underlying security. A Fund will receive a premium for writing a put option, which increases the Fund's return. A Fund will not write put options if the aggregate value of the obligations underlying the put shall exceed 50% of the Fund's net assets. By writing a put, a Fund will be obligated to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise for as long as the option is outstanding. Each Fund may engage in closing transactions in order to terminate put options that it has written.

Purchasing Options

     Each Fund is authorized to purchase put options to hedge against a decline in the market value of its securities. A put option may be purchased to partially limit the risks of the value of an underlying security or the value of a commitment to purchase that security for forward delivery. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from a sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out a Fund's position as purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. In certain circumstances, a Fund may purchase call options on securities held in its investment portfolio on which it has written call options or on securities which it intends to purchase.

     A Fund will not purchase options on securities (including stock index options discussed below) if, as a result of such purchase, the aggregate cost of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund's total assets.

Stock Index Options and Futures

     Each Fund may engage in transactions in stock index options and futures, and related options on such futures. A Fund may purchase or write put and call options on stock indices to hedge against the risks of market-wide stock price movements in the securities in which the Fund invests. Options on indices are similar to options on securities except that on exercise or assignment, the parties to the contract pay or receive an amount of cash equal to the difference between the closing value of the index and the exercise price of the option times a specified multiple. Each Fund may invest in stock index options based on a broad market index, or based on a narrow index representing an industry or market segment.

     Each Fund may also purchase and sell stock index futures contracts ("futures contracts") as a hedge against adverse changes in the market value of its portfolio securities as described below. A futures contract is an agreement between two parties which obligates the purchaser of the futures contract to buy and the seller of a futures contract to sell a security for a set price on a future date. Unlike most other futures contracts, a stock index futures contract does not require actual delivery of securities, but results in cash settlement based upon the difference in value of the index between the time the contract was entered into and the time of its settlement. A Fund may effect transactions in stock index futures contracts in connection with equity securities in which it invests.

     Each Fund may sell futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities that might otherwise result. When a Fund is not fully invested in the securities markets and anticipates a significant market advance, it may purchase futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, an equivalent amount of futures contracts will be terminated by offsetting sales. The investment adviser does not consider purchases of futures contracts to be a speculative practice under these circumstances. It is anticipated that, in a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, whether the long position is the purchase of a futures contract or the purchase of a call option or the writing of a put option on a future, but under unusual circumstances

(e.g., the Fund experiences a significant amount of redemptions), a long futures position may be terminated without the corresponding purchase of securities.

     Each Fund also has authority to purchase and write call and put options on stock indices in connection with its hedging activities. Generally, these strategies are utilized under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Fund enters into futures transactions. A Fund may purchase put options or write call options on stock indices rather than selling the underlying futures contract in anticipation of a decrease in the market value of its securities. Similarly, a Fund may purchase call options, or write put options on stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Fund intends to purchase.

     Each Fund may engage in options and futures transactions on U.S. and foreign exchanges and in options in the over-the-counter markets ("OTC options"). Exchange-traded contracts are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) which, in general, have standardized strike prices and expiration dates. OTC options transactions are two-party contracts with price and terms negotiated by the buyer and seller. See "Restrictions on OTC Options" below for information as to restrictions on the use of OTC options.

Restrictions on OTC Options

     A Fund will engage in OTC options, including over-the-counter stock index options, over-the-counter foreign currency options and options on foreign currency futures, only with member banks of the Federal Reserve System and primary dealers in United States Government securities or with affiliates of such banks or dealers that have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million or any other bank or dealer having capital of at least $150 million or whose obligations are guaranteed by an entity having capital of at least $150 million. A Fund will acquire only those OTC options for which the investment adviser believes the Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option) or which can be sold at a formula price provided for in the OTC option agreement.

     The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, each Fund has adopted an investment policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of the market value of OTC options currently outstanding which are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by a Fund and margin deposits on a Fund's existing OTC options on futures contracts exceed 15% of the net assets of the Fund, taken at market value, together with all other assets of the Fund which are illiquid or are not otherwise readily marketable. However, if the OTC option is sold by a Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying security minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money." This policy as to OTC options is not a fundamental policy of the Funds and may be amended by the Trustees of the Trust without the approval of the Funds' shareholders. However, a Fund will not change or modify this policy prior to the change or modification by the SEC's staff of its position.

Options on Foreign Currencies

     The Funds may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminution in the value of portfolio securities, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

     Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

     Each Fund may write options on foreign currencies for the same types of hedging purposes. For example, where a Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the anticipated decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

     Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

     Each Fund may write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or liquid securities in a segregated account with the Custodian.

     Each Fund may write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which a Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, a Fund collateralized the option by maintaining in a segregated account with the Custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily. A Fund will not enter into any option if immediately thereafter the value of all the foreign currencies underlying its foreign currency options would exceed 50% of the value of its total assets.

Risk Factors in Futures and Options Transactions

     The primary risks associated with the use of futures and options are (i) the failure to predict accurately the direction of stock prices, interest rates, currency movements and other economic factors; (ii) the failure as hedging techniques in cases where the price movements of the securities underlying the options and futures do not follow the price movements of the portfolio securities subject to the hedge; (iii) the potentially unlimited loss from investing in futures contracts; and (iv) the likelihood of a Fund being unable to control losses by closing its position where a liquid secondary market does not exist. The risk that a Fund will be unable to close out a futures position or options contract will be minimized by such Fund only entering into futures contracts or options transactions on national exchanges and for which there appears to be a liquid secondary market.

     Positions in futures contracts may be closed out only on an exchange which provides a market for such futures. However, there can be no assurance that a liquid market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, each Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close futures positions also could have an adverse impact on a Fund's ability to effectively hedge.

     A Fund will minimize the risk that it will be unable to close out a futures position by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid market. There can be no assurance, however, that a liquid market will exist for a particular futures contract at any given time.

     The risk of loss in trading futures contracts in some strategies can be substantial due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in excess of the amount invested in the contract. However, because the futures strategies of the Funds are engaged in only for hedging purposes, the investment adviser does not believe that a Fund is subject to the risks of loss frequently associated with futures transactions. A Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

     Utilization of futures transactions by a Fund does involve the risk of imperfect or no correlation where the securities underlying the futures contracts have different maturities than the Fund securities being hedged. It is also possible that a Fund could both lose money on futures contracts and also experience a decline in value of portfolio securities. There is also the risk of loss on margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in a futures contract or related option.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Risks of Options on Forward Contracts and Foreign Currencies

     Options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to the regulation of the SEC. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time.

     Although the purchase of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

     Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

     The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effect of other political and economic events. In addition, exchange-traded options of foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

     In addition, futures contracts, options on futures contracts, forward contracts and options of foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

Portfolio Turnover

     The International Equity Fund's annualized portfolio turnover rates for the fiscal years ended October 31, 1997 and 1998 were 92.33% and 166.77%, respectively. The increased portfolio turnover in 1998 resulted from the volatility in the international securities markets coupled with a higher level of shareholder purchase and redemption activity during the year. The portfolio turnover rates for the Small Cap Equity Fund for the fiscal years ended October 31, 1997 and 1998 were 67.66% and 42.64%, respectively. The portfolio turnover rate for the Fixed Income Fund for the period September 2, 1997 (commencement of operations) through October 31, 1997 and for the fiscal year ended October 31, 1998 was 39.12% and 92.65%, respectively. The higher portfolio turnover in 1998 was a result of the following: (1) much higher volatility in the fixed income markets in general leading to a more active strategy to reduce risk and take advantage of buying opportunities, (2) the new portfolio repositioned the Fund to conform to the expected fundamental landscape and (3) more activity surrounding the new issue market because corporate bond supply was high in 1998. Given that supply will likely be strong in 1999, the investment adviser expects that the Fixed Income Fund's portfolio turnover will be high this year as well.

Investment Restrictions

     The Funds have adopted the investment restrictions set forth below, which are fundamental policies of each Fund and cannot be changed without the approval of a majority of the outstanding voting securities. As provided in the Investment Company Act, a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares, or (ii) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Each Fund may not:

     1. As to 75% of its total assets, invest in the securities of any one issuer if, immediately after and as a result of such investment, the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the Fund's total assets, taken at market value, except that such restriction shall not apply to cash and cash items, or securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, provided that the 1838 Special Equity Fund is not subject to this restriction.

     2. Invest in the securities of any single issuer if, immediately after and as a result of such investment, the Fund owns more than 10% of the outstanding voting securities of such issuer.

     3. Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry, except for temporary defensive purposes.

Changes in values of particular assets of a Fund will not cause a violation of the foregoing investment restrictions so long as percentage restrictions are observed by such Fund at the time it purchases a security. Provided that a dealer or institutional trading market in such securities exists, restricted securities are not treated as illiquid securities for purposes of a Fund's investment limitations.

     4.   Issue senior securities.

     5. Make investments for the purpose of exercising control or management of another company.

     6. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market or securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved and any investments in the securities of other investment companies will be in compliance with the Investment Company Act of 1940.

     7. Purchase or sell real estate or interests therein; provided that a Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     8. Purchase or sell commodities or commodity contracts, except that a Fund may deal in forward foreign exchange between currencies of the different countries in which it may invest and that the Fund may purchase or sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures.

     9. Purchase any securities on margin, except that a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, or make short sales of securities or maintain a short position. The payment by a Fund of initial or variation margin in connection with futures or related options transactions, if applicable, shall not be considered the purchase of a security on margin. Also, engaging in futures transactions and related options will not be deemed a short sale or maintenance of a short position in securities.

     10. Make loans to other persons (except as provided in (11) below); provided that for purposes of this restriction the acquisition of bonds, debentures, or other corporate debt securities and investment in government obligations, short-term commercial paper, certificates of deposit, bankers' acceptances, repurchase agreements and any fixed-income obligations in which the Fund may invest consistent with its investment objective and policies shall not be deemed to be the making of a loan.

     11. Lend its portfolio securities in excess of 33 1/3% of its total assets, taken at market value; provided that such loans shall be made in accordance with the guidelines set forth under "Securities Lending" above.

     12. Borrow amounts in excess of 20% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. Utilization of borrowings may exaggerate increases or decreases in an investment company's net asset value. However, a Fund will not purchase securities while borrowings exceed 5% of its total assets, except to honor prior commitments and to exercise subscription rights when outstanding borrowings have been obtained exclusively for settlements of other securities transactions.

     13. Mortgage, pledge, hypothecate or in any manner transfer as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in (12) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of the Fund's total assets, taken at market value. For the purpose of this restriction and restriction (9) above, collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets, and neither such arrangements nor the purchase and sale of options, futures or related options are deemed to be the issuance of a senior security.

     14. Invest in securities which cannot be readily resold because of legal or contractual restrictions or which are not otherwise readily marketable if, regarding all such securities, more than 15% of its total assets, taken at market value, would be invested in such securities.

     15. Underwrite securities of other issuers except insofar as a Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

     16. Purchase or sell interests in oil, gas or other mineral exploration or development programs or leases, except that a Fund may invest in securities of companies which invest in or sponsor such programs.

     Notwithstanding the foregoing, each Fund may purchase securities pursuant to the exercise of subscription rights, subject to the condition that such purchase will not result in the Fund ceasing to be a diversified investment company. Japanese and European corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price substantially below the market price of the shares. The failure to exercise such rights would result in a Fund's interest in the issuing company being diluted. The market for such rights is not well developed and, accordingly, a Fund may not always realize full value on the sale of rights. Therefore, the exception applies when investment limits would otherwise be exceeded by exercising rights or have already been exceeded as a result of fluctuations in the market value of a Fund's portfolio securities, and the Fund would otherwise be forced either to sell securities at a time when it might not have done so, or to forego exercising the rights.

                             MANAGEMENT OF THE TRUST

Board of Trustees

     The Board of Trustees of the Trust consists of four individuals, three of whom are not "interested persons" of the Trust as defined in the Investment Company Act. The members of the Board of Trustees are fiduciaries for the Funds' shareholders and, in this regard, are governed by the laws of the State of Delaware. The Trustees establish policy for the operation of each Fund, and appoint the officers who conduct the daily business of the Funds.

     The Trustees and principal executive officers of the Trust and its Funds ("Trust Complex"), and their principal occupations for the past five years are listed below.


                                            Position(s) Held With               Principal Occupation
     Name and Address              Age        the Trust Complex               During the Past Five Years
     ----------------              ---       -------------------              --------------------------
*W. Thacher Brown                  51       President, Chairman and         President and Director, 1838
Five Radnor Corporate Center,               Trustee of each Fund in         Investment Advisors, Inc. (successor
Suite 320                                   the Trust Complex               company to 1838 Investment
100 Matsonford Road                                                         Advisors, L.P.) (1988 - Present);
Radnor, PA  19087                                                           President and Chief Executive
                                                                            Officer, 1838 Investment Advisors,
                                                                            Inc. (1988 - 1998);  President, MBIA
                                                                            Asset Management (1998 - Present)
                                                                            and Director, 1838 Bond-Debenture
                                                                            Trading Fund; Airgas, Inc. and
                                                                            Harleysville Mutual Insurance
                                                                            Company


                                      -17-

                                            Position(s) Held With               Principal Occupation
     Name and Address              Age        the Trust Complex               During the Past Five Years
     ----------------              ---       -------------------              --------------------------
Charles D. Dickey, Jr.             80       Trustee of each Fund in         Retired.  Formerly Chairman and
1 Tower Bridge                              the Trust Complex               CEO of Scott Paper Company
West Conshohocken, PA  19428                                                (retired as CEO 1983; retired as
                                                                            Director, 1988); Formerly Director
                                                                            of General Electric Company (retired
                                                                            1991).

Frank B. Foster, III               64       Trustee of each Fund in         Managing Director, CIP, Inc.
20 Valley Stream Parkway                    the Trust Complex               (Investments) (1989-Present);
Suite 265                                                                   Consultant, DBH, Inc. (1987-1993);
Malvern, PA  19355                                                          Director; Airgas Inc. (1986-present).

Robert P. Hauptfuhrer              67       Trustee of each Fund in         Chairman and CEO, Oryx Energy
100 Matsonford Road                         the Trust Complex               Company (1988-1994); Director,
Building 5, Suite 500                                                       Oryx Energy Company (1988-1994),
Radnor, PA  19087                                                           Director, Quaker Chemical Corp.
                                                                            (1977-Present).

Johannes B. van den Berg           41       Vice President of the           Managing Director, 1838 Investment
Five Radnor Corporate Center,               International Equity Fund       Advisors Inc. (successor company to
Suite 320                                                                   1838 Investment Advisors, L.P.)
100 Matsonford Road                                                         (1997 - Present); Managing Director
Radnor, PA  19087                                                           and Portfolio Manager, MeesPierson
                                                                            1838 Investment Advisors
                                                                            (1994-1998); President,
                                                                            MeesPierson Capital Management,
                                                                            Inc. (1993-1998); Director and Chief
                                                                            Investment Officer, MeesPierson
                                                                            Capital Management, B.V. (1983
                                                                            -1993); and Director, Fortis Azie
                                                                            Fonds N.V.

Edwin B. Powell                    61       Vice President of the           Managing Director, 1838 Investment
Five Radnor Corporate Center,               Small Cap Equity Fund           Advisors, Inc. (successor company
Suite 320                                                                   to 1838 Investment Advisors, L.P.)
100 Matsonford Road                                                         (1994 - Present); Vice President and
Radnor, PA  19087                                                           Portfolio Manager, Provident Capital
                                                                            Management (1987 - 1994).

George W. Gephart, Jr.             46       Vice President of the           Senior Managing Director, 1838
Five Radnor Corporate Center,               Large Cap and Special           Investment Advisors, Inc. (successor
Suite 320                                   Equity Funds                    company to 1838 Investment
100 Matsonford Road                                                         Advisors, L.P.),  (1988 - Present);
Radnor, PA 19087                                                            Chairman, Bryn Mawr Rehab
                                                                            Hospital (Past); and Director, Main
                                                                            Line Health Systems and Jefferson
                                                                            Health Systems (Present).


                                      -18-

                                            Position(s) Held With               Principal Occupation
     Name and Address              Age        the Trust Complex               During the Past Five Years
     ----------------              ---       -------------------              --------------------------
Clifford D. Corso                  36       Vice President of the           Managing Director, 1838 Investment
MBIA Capital Management Corp.               Fixed Income Fund               Advisors, Inc. (successor company
113 King Street                                                             to 1838 Investment Advisors, L.P.
Armonk, NY 10504                                                            (1998-Present); Vice President and
                                                                            Senior Portfolio Manager, MBIA
                                                                            Capital Management Corp. (1994-
                                                                            1998); Vice President and co-head of
                                                                            Fixed Income Trading, Shields
                                                                            Alliance (1991-1994).

Anna M. Bencrowsky                 47       Vice President, Treasurer       Vice President-Operations Manager,
Five Radnor Corporate Center,               and Secretary of each of        1838 Investment Advisors, Inc.,
Suite 320                                   the Funds in the Trust          (successor company to 1838
100 Matsonford Road                         Complex                         Investment Advisors Funds, L.P.)
Radnor, PA  19087                                                           (1988 - Present); and Vice President
                                                                            and Secretary, 1838 Bond-Debenture
                                                                            Trading Fund.

* Trustee who is an "interested person" as defined in the Investment Company Act. Information relating to the compensation paid to the Trustees of the Trust for the fiscal year ended October 31, 1998 is set forth below:


                                                                 Pension or                 Total
                                                                 Retirement               Compensation
                                           Aggregate              Benefits               from Trust and
                                         Compensation          Accrued Part of           Trust Complex
    Name and Position                   from the Trust(1)      Fund Expenses(2)         Paid to Trustees
    -----------------                   -----------------      ----------------         ----------------
W. Thacher Brown                         None                        $0                       $0
Chairman of the Board and President
Charles D. Dickey, Jr. Trustee           $12,500                     $0                       $12,500
Frank B. Foster, III Trustee             $12,500                     $0                       $12,500
Robert P. Hauptfuhrer Trustee            $12,500                     $0                       $12,500

(1) The interested Trustee of the Trust, Mr. Brown, receive no compensation for his service as Trustee. For their service as Trustees, the disinterested Trustees receive a $6,000 annual fee and $500 per Fund for each Trust meeting attended, as well as reimbursement for their out-of-pocket expenses. If any special or additional meetings are held during a fiscal year, the disinterested Trustees will be entitled to receive $500 per Fund for each such meeting attended. For the fiscal year ended October 31, 1998, the Trustees' fees and expenses totaled $37,500.

(2) The Trust has not adopted a pension plan or any other plan that would afford benefits to its Trustees.


     As of July 31, 1999, Trustees and officers owned less than 1% of the outstanding shares of the Small Cap Equity Fund, International Equity Fund and Fixed Income Fund.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     Persons or organizations beneficially owning 25% or more of the outstanding shares of a Fund may be presumed to "control" the Fund. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of shareholders of that Fund.


     As of July 31, 1999, the following shareholders were known to own of record more than 5% of the outstanding shares of the International Equity Fund:


                  Name and Address                       Percentage Ownership


                  Byrd & Co.                                    64.34%
                  530 Walnut Street
                  Philadelphia, PA 19101




     As of July 31, 1999, the following shareholders were known to own of record more than 5% of the outstanding shares of the Small Cap Equity Fund:


     Name and Address                       Percentage Ownership

     Byrd & Co.                                    44.45%
     530 Walnut Street
     Philadelphia, PA 19101

     Poolside & Co.                                13.84%
     1 Enterprise Drive
     Quincy, MA  02171


     Trustees of Upper Darby Police Pension Plan   8.72%
     KDB Resources
     12 South Monroe  Street, Suite 301
     Media, PA  19063

     Mac & Company                                 6.92%
     P.O. Box 3198
     Pittsburgh, PA 15230

     As of July 31, 1999, the following shareholders were known to own of record more than 5% of the outstanding shares of the Fixed Income Fund:

     Name and Address                       Percentage Ownership

     First Union National Bank                     7.45%
     FBO American Board of Internal Medicine
     530 Walnut Street
     Philadelphia, PA 19106

     First Union National Bank                     5.28%
     FBO American Board of Surgery
     530 Walnut Street
     Philadelphia, PA 19106

     First Union National Bank                     6.37%
     FBO Analytic Service Inc.
     530 Walnut Street
     Philadelphia, PA 19106

     First Union National Bank                     8.15%
     FBO Brunschwig & Fils PST
     530 Walnut Street
     Philadelphia, PA 19106

     Saxon & Co.                                   7.42%
     FBO Independence Seaport Museum
     P.O. Box 7780-1888
     Philadelphia, PA 19182

     First Union National Bank                     10.07%
     FBO Little League Baseball Capital
     530 Walnut Street
     Philadelphia, PA 19106

     First Union National Bank                     15.71%
     FBO NBME Long Term Fund
     530 Walnut Street
     Philadelphia, PA 19106

     Mac & Co.                                      4.28%
     P.O. Box 3198
     Pittsburgh, PA 15230

     First Union National Bank                      6.74%
     FBO PA Medical Society
     1525 W WT Harris Blvd.
     Charlotte, NC 28288


SHARES OF BENEFICIAL INTEREST, VOTING RIGHTS AND SHAREHOLDER MEETINGS

Shares of Beneficial Interest and Voting Rights

     The Trust's Agreement and Declaration of Trust permits the Board of Trustees to issue an unlimited number of shares of beneficial interest with a $0.001 par value per share. The Board of Trustees has the power to designate one or more series or sub-series/classes of shares of beneficial interest and to classify or reclassify any unissued shares with respect to such series.

     The shares of each Fund, when issued, will be fully paid and non-assessable and within each series or class, have no preference as to conversion, exchange, dividends, retirement or other features. The shares of the Trust which the trustees may, from time to time, establish, shall have no preemptive rights. The shares of the Trust have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of trustees can elect 100% of the trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Trust. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote on a matter shall vote without differentiation between separate series on a one-vote-per-share basis. Each whole share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. If a matter to be voted on does not affect the interests of all series of the Trust, then only the shareholders of the affected series shall be entitled to vote on the matter. The Trust's Agreement and Declaration of Trust also gives shareholders the right to vote (i) for the election or removal of trustees; (ii) with respect to additional matters relating to the Trust as required by the Investment Company Act; and (iii) on such other matters as the trustees consider necessary or desirable.

Shareholder Meetings

     Pursuant to the Trust's Agreement and Declaration of Trust, the Trust does not intend to hold shareholder meetings except when required to elect trustees, or with respect to additional matters relating to the Trust as required under the Investment Company Act. The trustees have, however, undertaken to the SEC that the trustees will promptly call a meeting for the purpose of voting upon the question of removal of any trustee when requested to do so by not less than 10% of the outstanding shareholders of the Trust. In addition, subject to certain conditions, shareholders of the Trust may apply to the Trust to communicate with other shareholders to request a shareholders' meeting to vote upon the removal of a trustee or trustees.


                     INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

     1838 Investment Advisors, Inc. is a direct wholly-owned subsidiary of MBIA, Inc. MBIA, Inc., through various subsidiaries, is an insurer of municipal bonds and structured finance transactions, and is a provider of investment management services to the public sector. MBIA, Inc. has principal offices located at 113 King Street, Armonk, New York.

     The Trust, on behalf of each Fund, entered into an Investment Advisory Agreement with the investment adviser for the provision of investment advisory services, subject to the supervision and direction of the Board of Trustees. Pursuant to each Investment Advisory Agreement, the Funds are obligated to pay the investment adviser the following annual fees on a monthly basis (as a percentage of the average daily net assets of the applicable Fund):


     International Equity Fund:                    0.75%
     Small Cap Equity Fund:                        0.75%
     Fixed Income Fund:                            0.50%
     Large Cap Equity Fund:                        0.65%
     Special Equity Fund:                          1.00%

     The investment adviser has voluntarily agreed to waive its advisory fee and/or assume Fund expenses monthly to the extent that a Fund's total operating expenses exceed the following expense caps (as a percentage of the average daily net assets of the applicable Fund):

     International Equity Fund:                    1.25%
     Small Cap Equity Fund:                        1.25%
     Fixed Income Fund:                            0.60%
     Large Cap Equity Fund:                        0.75%
     Special Equity Fund:                          1.25%





     The advisory fees charged by the investment adviser for services provided to the International Equity Fund for the fiscal years ended October 31, 1996, 1997 and 1998 were $218,232, $372,918 and $427,140, respectively, of which
$138,238, $93,801 and $0, respectively, were waived. The advisory fees payable to the investment adviser for services provided to the Small Cap Equity Fund for the period June 17, 1996 (commencement of operations) through October 31, 1996 and for the fiscal years ended October 31, 1997 and October 31, 1998 were $12,641, $142,555 and $273,360, respectively, of which $12,641, $112,370 and $0, respectively, were waived. The advisory fees payable to the investment adviser for services provided to the Fixed Income Fund for the period September 2, 1997 (commencement of operations) through October 31, 1997 and the fiscal year ended October 31, 1998 were $15,545 and $284,698, respectively, of which $15,545 and $72,827, respectively, were waived.


Distributor


     MBIA Capital Management Corporation, Dept. TA, 113 King Street, Armonk, NY 10504 has entered into a distribution agreement with the Trust on behalf of each Fund to assist in securing purchasers for shares of each Fund. The distributor also directly, or through its affiliates, provides investor support services. The distributor receives no compensation for distributing the Funds' shares, except for reimbursement of its out-of-pocket expenses.

     MBIA Capital Management Corp. is a wholly-owned subsidiary of MBIA, Inc., the parent company of the Funds' investment advisor.


Administrator, Transfer Agent, Dividend Paying Agent, Accounting Agent and Custodian



     The Funds' investment adviser, 1838 Investment Advisors, Inc. ("1838") provides administrative services for the Funds. As administrator, 1838 supplies office facilities, non-investment related statistical and research data, stationery and office supplies, executive and administrative services, internal auditing and regulatory compliance services. 1838 also assists in the preparation of reports to shareholders, prepares proxy statements, updates prospectuses and makes filings with the SEC. 1838 performs certain budgeting and financial reporting and compliance monitoring activities. For its services as administrator for the Funds, 1838 receives annual compensation from each Fund, payable monthly, of 0.06% of each Fund's average daily net assets.

     MBIA Municipal Investors Service Corporation ("MISC"), Dept. TA, 113 King Street, Armonk, NY 10504 serves as transfer agent, fund accountant, and dividend disbursing agent for each of the Funds. MISC is a wholly-owned subsidiary of MBIA, Inc., the parent company of the Funds' investment adviser.

     As transfer agent, MISC is responsible for administering and performing transfer agent functions, for acting as service agent in connection with dividend distribution functions and for performing shareholder account functions in connection with the issuance, transfer and redemption or repurchase of each Fund's shares.

     Each Fund pays MISC annual fees ranging from $10 to $18 per account, with a minimum fee of $20,000 per year, for MISC's services as transfer agent, plus out-of-pocket expenses.

     As fund accountant, MISC determines each Fund's net asset value per share and provides other accounting and record keeping functions as are required by federal securities laws.

     The fees MISC receives as fund accountant for each Fund are as follows:


                                                          Fees
                                                          ----
     Small Cap Equity Fund                         $40,000, plus
     Fixed Income Fund                             0.03% of each Fund's
     Large Cap Equity Fund                         total net assets in excess

     Special Equity Fund                           of $50 million, plus
                                                   out-of-pocket expenses.


                                                          Fees
                                                          ----
     International Equity Fund                     $60,000, plus 0.03% of
                                                   each Fund's total net
                                                   assets in excess of
                                                   $50 million, plus
                                                   out-of-pocket expenses.


     The custodian for each of the Funds is First Union National Bank, located at 530 Walnut Street, Philadelphia, PA 19101. First Union has sub-contracted with Morgan Stanley Trust Company, New York, NY for the custody of the International Equity Fund's Assets. Morgan Stanley employs foreign sub-custodians to maintain the Fund's foreign assets outside the United States subject to the Board of Trustees' annual review of those foreign custody arrangements.

Independent Accountants


     The Funds of the Trust are audited each year by PricewaterhouseCoopers LLP. Shareholders receive unaudited semi-annual and audited annual reports of their Fund including the annual audited financial statements and a list of securities owned.


                        ALLOCATION OF PORTFOLIO BROKERAGE

     The investment adviser, when effecting the purchases and sales of portfolio securities for the account of a Fund, will seek execution of trades either (i) at the most favorable and competitive rate of commission charged by any broker, dealer or member of an exchange, or (ii) at a higher rate of commission charges if reasonable in relation to brokerage and research services provided to the Fund, the investment adviser, by such member, broker, or dealer when viewed in terms of either a particular transaction or the investment adviser's overall responsibilities to the Fund. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale, statistical or factual information, or opinions pertaining to investments. The investment adviser may use research and services provided to it by brokers and dealers in servicing all its clients; however, not all such services will be used by the investment adviser in connection with the Funds. Brokerage may also be allocated to dealers in consideration of a Fund's share distribution, but only when execution and price are comparable to that offered by other brokers. During the fiscal year ended October 31, 1998, the Small Cap Equity Fund paid commissions totaling $23,532 to brokers which provided investment research and statistical information with respect to portfolio transactions valued at $8,230,671.


     The investment adviser is responsible for making the Fund's portfolio decisions subject to instructions described in the Prospectus. The Board of Trustees, however, imposes limitations on the allocation of portfolio brokerage. For the fiscal years ended October 31, 1996, 1997 and 1998, the International Equity Fund paid $124,675, $190,009 and $178,761, respectively, in brokerage commissions. During the period June 17, 1996 through October 31, 1996, the Small Cap Equity Fund paid $9,692 and for the fiscal years ended October 31, 1997 and 1998 paid $60,836 and $89,959, respectively, in brokerage commissions. During the period September 2, 1997 (commencement of operations) through October 31, 1997 and the fiscal year ended October 31, 1998, the Fixed Income Fund paid $0 in brokerage commissions.

     It is anticipated that brokerage transactions involving securities of companies domiciled in countries other than the U.S. will be conducted primarily on the principal stock exchanges of such countries. Brokerage commissions and other transaction costs on foreign stock exchange transactions are generally higher than in the U.S., although the Funds will endeavor to achieve the best net results in effecting their portfolio transactions. There is generally less government supervision and regulation of foreign stock exchanges and brokers than in the U.S.

     Foreign equity securities may be held by a Fund in the form of ADRs, EDRs, GDRs or other securities convertible into foreign equity securities. ADRs, EDRs and GDRs may be listed on stock exchanges or traded in over-the-counter markets in the U.S. or Europe, as the case may be. ADRs, like other securities traded in the U.S., as well as GDRs traded in the U.S., will be subject to negotiated commission rates.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase

     Shares of each Fund are available to all types of tax-deferred retirement plans such as IRAs, employer-sponsored defined contribution plans (including 401(k) plans) and tax-sheltered custodial accounts described in Section 403(b)(7) of the Internal Revenue Code of 1986, as amended. Qualified investors benefit from the tax-free compounding of income dividends and capital gains distributions.

     Individuals who are not active participants (and, when a joint return is filed, who do not have a spouse who is an active participant) in an employer maintained retirement plan are eligible to contribute on a deductible basis to an IRA account. The IRA deduction is also retained for individual taxpayers and married couples with adjusted gross incomes not in excess of certain specified limits. All individuals who have earned income may make nondeductible IRA contributions to the extent that they are not eligible for a deductible contribution. Income earned by an IRA account will continue to be tax deferred. A special IRA program is available for employers under which the employers may establish IRA accounts for their employees in lieu of establishing tax-qualified retirement plans. Known as SEP-IRAs (Simplified Employee Pension-IRA), they free the employer of many of the recordkeeping requirements of establishing and maintaining a tax-qualified retirement plan trust.

     If you are entitled to receive a distribution from a qualified retirement plan, you may rollover all or part of that distribution into a Fund's IRA. Your rollover contribution is not subject to the limits on annual IRA contributions. You can continue to defer federal income taxes on your contribution and on any income that is earned on that contribution.

     With respect to purchase orders accepted by brokers or other intermediaries, a Fund is deemed to have received a purchase order when an authorized broker or other intermediary accepts the order. Shares of the Fund may be purchased on any Business Day at the net asset value next determined after the receipt of the order, in good order, by the authorized broker or other intermediary. A "Business Day" means any day on which the New York Stock Exchange ("NYSE") is open. For an investor who invests through a broker or other intermediary, the broker or other intermediary must receive the investor's purchase order before the close of regular trading on the NYSE and promptly forward such order to the transfer agent for the Fund in order for the investor to receive that day's net asset value. Brokers and designated intermediaries are responsible for promptly forwarding such investors' purchase orders to the transfer agent.

Redemption

     Under normal circumstances, you may redeem your shares at any time without a fee. The redemption price will be based upon the net asset value per share next determined after receipt of the redemption request, provided it has been submitted in the manner described in the Prospectus of each Fund. See "How to Redeem Shares" in the

Prospectus. The redemption price may be more or less than your cost, depending upon the net asset value per share at the time of redemption.

     With respect to redemption requests accepted by brokers or other intermediaries, a Fund is deemed to have received a redemption order when an authorized broker or other intermediary accepts the order. Shares of the Fund may be redeemed on any Business Day at the net asset value next determined after the receipt of the order, in good order, by the authorized broker or other intermediary. A redemption request "in good order" is a request made in accordance with the redemption instructions set forth in the Fund's Prospectus. "Business Day" means any day on which the NYSE is open. For an investor who invests through a broker or other intermediary, the broker or other intermediary must receive the investor's redemption order before the close of regular trading on the NYSE and promptly forward such order to the transfer agent for the Fund in order for the investor to receive that day's net asset value. Brokers and other intermediaries are responsible for promptly forwarding such investors' redemption orders to the Fund's transfer agent.


     Payment for shares tendered for redemption is made by check within seven days after receipt and acceptance of your redemption request by MISC, except that each Fund reserves the right to suspend the right of redemption, or to postpone the date of payment upon redemption beyond seven days, (i) for any period during which the NYSE is restricted, (ii) for any period during which an emergency exists as determined by the SEC as a result of which disposal of securities owned by a given Fund is not reasonably predictable or it is not reasonably practicable for such Fund fairly to determine the value of its net assets, or (iii) for such other periods as the SEC may by order permit for the protection of Fund shareholders.



                                    TAXATION

     Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

     In order to so qualify, a Fund must, among other things (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (ii) distribute at least 90% of its dividends, interest and certain other taxable income each year; and (iii) at the end of each fiscal quarter maintain at least 50% of the value of its total assets in cash, government securities, securities of other regulated investment companies, and other securities of issuers which represent, with respect to each issuer, no more than 5% of the value of a Fund's total assets and 10% of the outstanding voting securities of such issuer, and with no more than 25% of its assets invested in the securities (other than those of the government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades and businesses.

     To the extent a Fund qualifies for treatment as a regulated investment company, it will not be subject to federal income tax on income and net capital gains paid to shareholders in the form of dividends or capital gains distributions.

     An excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund's "required distributions" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of a fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 plus undistributed amounts from prior years. The Funds intend to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by the Funds during October, November or December to shareholders of record during such month and paid by January 31 of the following year will be taxable to shareholders in the calendar year in which they are declared, rather than the calendar year in which they are received.

     Each Fund will provide an information return to shareholders describing the federal tax status of the dividends paid by the Fund during the preceding year within 60 days after the end of each year as required by present tax law. Individual shareholders will receive Form 1099-DIV and Form 1099-B as required by present tax law during January of each year. If the Fund makes a distribution after the close of its fiscal year which is attributable to income or gains earned in such earlier fiscal year, then the Fund shall send a notice to its shareholders describing the amount and character of such distribution within 60 days after the close of the year in which the distribution is made. Shareholders should consult their tax advisors concerning the state or local taxation of such dividends, and the federal, state and local taxation of capital gains distributions.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative action at any time, and retroactively.

     Dividends and distributions also may be subject to state and local taxes. Shareholders should consult their own tax advisors.

Federal Tax Treatment of Forward Currency and Futures Contracts

     Except for transactions the Funds have identified as hedging transactions, each Fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on forward currency and futures contracts as of the end of each taxable year as well as those actually realized during the year. In most cases, any such gain or loss recognized with respect to a regulated futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss without regard to the holding period of the contract. Realized gain or loss attributable to a foreign currency forward contract is treated as 100% ordinary income. Furthermore, foreign currency futures contracts which are intended to hedge against a change in the value of securities held by a Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

     In order for each Fund to continue to qualify for federal income tax treatment as a regulated investment company under the Code, at least 90% of each Fund's gross income for a taxable year must be derived from certain qualifying income, i.e., dividends, interest, income derived from loans of securities and gains from the sale or other disposition of stock, securities or foreign currencies, or other related income, including gains from options, futures and forward contracts, derived with respect to its business investing in stock, securities or currencies. Any net gain realized from the closing out of futures contracts will, therefore, generally be qualifying income for purposes of the 90% requirement.

     Each Fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Fund's taxable year) on futures transactions. Such distribution will be combined with distributions of capital gains realized on a Fund's other investments, and shareholders will be advised on the nature of the payment.

     Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state and local taxes.


                                   PERFORMANCE

     Current yield and total return data for the Funds may be quoted in advertisements, shareholder reports or other communications to shareholders. Yield is the ratio of income per share derived from a Fund's investments to a current maximum offering price expressed in terms of percent. The yield is quoted on the basis of earnings after expenses have been deducted. Total return is the total of all income and capital gains paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of the purchase price. Occasionally, a Fund may include its distribution rate in advertisements. The distribution rate is the amount of distributions per share made by a Fund over a 12-month period divided by the current maximum offering price.

     The SEC rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a Fund be accompanied by certain standardized performance information computed as required by the SEC. Current yield and total return quotations used by a Fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of those and other methods used by a Fund to compute or express performance follows.

     As indicated below, current yield is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the 30-day base period. According to the SEC formula:

                                     6
                  Yield = 2 [(a-b +1) - 1]
                                  cd

where

     a =    dividends and interest earned during the period.

     b =    expenses accrued for the period (net of reimbursements).

     c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

     d =    the maximum offering price per share on the last day of the period.


     The Fixed Income Fund's current yield for the 30-day period ended April 30, 1999 was 5.35%.


     As the following formula indicates, the average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation and dividends and distributions paid and reinvested) for the stated period less any fees charged to all shareholder accounts and annualizing the result. The calculation assumes the maximum sales load is deducted from the initial $1,000 purchase order and that all dividends and distributions are reinvested at the public offering price on the reinvestment dates during the period. The quotation assumes the account was completely redeemed at the end of each one, five and ten-year period and assumes the deduction of all applicable charges and fees. According to the SEC formula:


                            n
                  P(1+T) = ERV
where:

     P =    a hypothetical initial payment of $1,000.

     T =    average annual total return.

     n =    number of years.

     ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10-year periods, determined at the end of the 1, 5 or 10-year periods (or fractional portion thereof).




     The International Equity Fund's average annual total return for the one year ended April 30, 1999 was 9.63%. The average annual total return from inception of the International Equity Fund (August 3, 1995) to April 30, 1999 was 11.83%. The Small Cap Fund's average annual total return for the one year ended April 30, 1999 was (10.08)%. The Small Cap Fund's average annual total return for the period June 17, 1996 (commencement of operations) through April 30, 1999 was 8.55%. The Fixed Income Fund's average annual total return for the one year ended April 30, 1999 was 1.30%. The Fixed Income Fund's average annual total return for the period from September 2, 1997 through April 30, 1999 was 4.60%.


     Regardless of the method used, past performance is not necessarily indicative of future results, but is an indication of the return to shareholders only for the limited historical period used.

Comparisons and Advertisements

     To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding a Fund may discuss yield or total return for such Fund as reported by various financial publications. Advertisements may also compare yield or total return to yield or total return as reported by other investments, indices, and averages. The following publications, indices, and averages may be used:

     Financial Times Goldman Sachs Europe-Asia Index

     Lehman Aggregate Index

     Lehman Government Corporate Index

     Lipper Mutual Fund Indices

     Lipper Mutual Fund Performance Analysis

     Morgan Stanley Capital International EAFE Index

     Morningstar, Inc.

     NASDAQ Industrial Index

     Russell 2000 Index

     Standard & Poor's 500 Composite Stock Price Index

     A Fund may also from time to time along with performance advertisements, present its investments, as of a current date, in the form of the "Schedule of Investments" included in the Semi-Annual and Annual Reports to the shareholders of the Trust.

                              FINANCIAL STATEMENTS


     The audited financial statements and the financial highlights for the International Equity Fund, Small Cap Equity Fund and Fixed Income Fund for the fiscal year ended October 31, 1998, as set forth in the Annual Report to Shareholders, and the report thereon of PricewaterhouseCoopers LLP, the Funds' independent accountants, also appearing in the Annual Report, and the Funds' unaudited financial statements and financial highlights for the 6 months ended April 30, 1999 appearing in the Funds' Semi-Annual Report to Shareholders, are incorporated herein by reference.

                                                                       Form N-1A

                                     PART C
                                OTHER INFORMATION

ITEM 23.  EXHIBITS


          (a)     AGREEMENT AND DECLARATION OF TRUST:

                        Incorporated by reference to Exhibit 1 to Registrant's
                  Registration Statement on Form N-1A filed with the U.S. Securities and Exchange Commission on December 13, 1994.

          (b)     BY-LAWS:

                        Incorporated by reference to Exhibit 2 to Registrant's
                  Registration Statement on Form N-1A filed with the U.S. Securities and Exchange Commission on December 13, 1994.

          (c)     INSTRUMENTS DEFINING RIGHTS OF SECURITY HOLDERS:

                        See Articles III and V of Registrant's Agreement and
                  Declaration of Trust and Articles II and VII of Registrant's By-Laws, located as noted in (a) and (b) above.


          (d)     INVESTMENT ADVISORY AGREEMENTS:


                  (i) Form of Investment Advisory Agreement with 1838 Investment Advisors, Inc.
                        re: 1838 International Equity Fund series.

                  (ii) Form of Investment Advisory Agreement with 1838 Investment Advisors, Inc.
                        re: 1838 Small Cap Equity Fund series.

                  (iii) Form of Investment Advisory Agreement with 1838
                        Investment Advisors, Inc.
                        re: 1838 Fixed Income Fund series.

                  (iv) Form of Investment Advisory Agreement with 1838 Investment Advisors, Inc.
                        re: 1838 Large Cap Equity Fund series.

                  (v) Form of Investment Advisory Agreement with 1838 Investment Advisors, Inc.
                        re: 1838 Special Equity Fund series.


                       Each Agreement is incorporated by reference to Exhibit 23(d) to Post-Effective Amendment No. 5 to Registrant's Registration Statement filed with the SEC on October 22, 1998.


          (e)     DISTRIBUTION AGREEMENTS:


                       Distribution Agreement between the Registrant and MBIA Capital Management Corp. Filed herewith.

          (f)     BONUS, PROFIT SHARING AND PENSION CONTRACTS:

                  Not Applicable.

          (g)     CUSTODIAN AGREEMENT:


                       Form of Custodial Agreement between the Registrant and First Union National Bank. Incorporated by reference to
                       Exhibit 23(g) to Registrant's Post-Effective Amendment No. 5 to Registrant's Registration Statement filed with the SEC on October 22, 1998.


          (h)     OTHER MATERIAL CONTRACTS:



                  (i) Transfer Agency Agreement between the Registrant and MBIA Municipal Investors Service Corporation. Filed herewith.

                  (ii) Accounting Services Agreement between the Registrant and MBIA Municipal Investors Service Corporation. Filed herewith.

                  (iii) Administration Agreement between the Registrant and
                        1838 Investment Advisors, Inc. Filed herewith.


          (i)     LEGAL OPINION:

                  Not applicable.

          (j)     OTHER OPINIONS:


                  Consent of  Independent Accountants, filed herewith.


          (k)     Financial Statements:

                  Included in the Prospectus (Part A):



                  Financial Highlights for the 1838 International Equity Fund for the period August 3, 1995 through October 31, 1995, for the fiscal years ended October 31, 1996, 1997 and 1998, and for the six-month period ended April 30, 1999; Financial Highlights for the 1838 Small Cap Equity Fund for the period June 17, 1996 through October 31, 1996; for the fiscal years ended October 31, 1997 and 1998, and for the six-month period ended April 30, 1999; and Financial Highlights for the 1838 Fixed Income Fund for the period September 2, 1997 through October 31, 1997, the fiscal year ended October 31, 1998, and for the six-month period ended April 30, 1999.

                  (i) Report of Independent Public Accountants dated December 16, 1998. Incorporated by reference to the Registrant's Annual Report to Shareholders filed with the U.S. Securities and Exchange Commission in January 1999.

                  (ii) Audited Financial Statements of the 1838 International Equity Fund for the year ended October 31, 1998. Incorporated by reference to the Registrant's Annual Report to Shareholders filed with the U.S.
                        Securities and Exchange Commission in January 1999.

                  (iii) Audited Financial Statements of the 1838 Fixed Income
                        Fund for the period ended October 31, 1998.
                        Incorporated by reference to the Registrant's Annual Report to Shareholders filed with the U.S.
                        Securities and Exchange Commission in January 1999.

                  (iv) Audited Financial Statements of the 1838 Small Cap Equity Fund for the year ended October 31, 1998. Incorporated by reference to the Registrant's Annual Report to Shareholders filed with the U.S. Securities and Exchange Commission in January 1999.

                  (v) Unaudited Financial Statements of the 1838 International Equity Fund, 1838 Small Cap Fund, 1838 Fixed Income Fund and for the six-month period ended April 30, 1999. Incorporated by reference to Registrant's Semi-Annual Report to Shareholders filed with the U.S. Securities and Exchange Commission in July 1999.



          (l)      INITIAL CAPITAL AGREEMENTS:

                   Incorporated by reference to Exhibit 13 to Registrant's Registration Statement on Form N-1A filed with the U.S. Securities and Exchange
                   Commission on March 8, 1995.

          (m)      PLANS UNDER RULE 12b-1:

                   Not Applicable.


          (n)      FINANCIAL DATA SCHEDULES

                   Filed herewith.

          (o)      RULE 18f-3 PLAN:

                   Not Applicable.

ITEM 24.        PERSONS CONTROLLED OR UNDER COMMON CONTROL WITH THE  REGISTRANT:

                None.

ITEM 25.        INDEMNIFICATION

     Under the terms of the Delaware Business Trust Act and the Registrant's Agreement and Declaration of Trust and By-Laws, no officer or trustee of the Fund shall have any liability to the Trust or its shareholders, except to the extent such limitation of liability is precluded by Delaware law, the Agreement and Declaration of Trust, or the By-Laws.

     Subject to the standards and restrictions set forth in the Trust's Agreement and Declaration of Trust, the Delaware Business Trust Act, section 3817, permits a business trust to indemnify and hold harmless any trustee, beneficial owner, or other person from and against any and all claims and demands whatsoever. Section 3803 protects a trustee, when acting in such capacity, from personal liability to any person other than the business trust or a beneficial owner for any act, omission, or obligation of the business trust or any trustee thereof, except as otherwise provided in the Agreement and Declaration of Trust.

     The Agreement and Declaration of Trust provides that the Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, Manager or Principal Underwriter of the Fund, nor shall any Trustee be responsible for the act or omission of any other Trustee. Subject to the provisions of the By-Laws, the Trust, out of its assets, may indemnify and hold harmless each and every Trustee and officer of the Trust from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to such Trustees' performance of his or her duties as a Trustee or officer of the Trust; provided that nothing in the Declaration of Trust shall indemnify, hold harmless or protect any Trustee or officer from or against any liability to the Trust or any Shareholder to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

     The By-Laws provide indemnification for each Trustee and officer who was or is a party or is threatened to be made a party to any proceeding, by reason of service in such capacity, to the fullest extent, if it is determined that Trustee or officer acted in good faith and reasonably believed: (a) in the case of conduct in his official capacity as an agent of the Fund, that his conduct was in the Trust's best interests; (b) in all other cases, that his conduct was at least not opposed to the Trust's best interests; and (c) in the case of a criminal proceeding, that he had no reasonable cause to believe the conduct of that person was unlawful. However, there shall be no right to indemnification for any liability arising by reason of willful duties involved in the conduct of the Trustee's or officer's office with the Trust. Further, no indemnification shall be made:

     (a) In respect of any proceeding as to which any Trustee or officer shall have been adjudged to be liable on the basis that personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in the person's official capacity; or

     (b) In respect of any proceeding as to which any Trustee or officer shall have been adjudged to be liable in the performance of that person's duty to the Trust, unless and only to the extent that the court in which that action was brought shall determine upon application that in view of all the relevant circumstances of the case, that person is fairly and reasonably entitled to indemnity for the expenses which the court shall determine; however, in such case, indemnification with respect to any proceeding by or in the right of the Trust or in which liability shall have been adjudged by reason of the disabling conduct set forth in the preceding paragraph shall be limited to expenses; or

     (c) Of amounts paid in settling or otherwise disposing of a proceeding, with or without court approval, or of expenses incurred in defending a proceeding which is settled or otherwise disposed of without court approval, unless the required court approval set forth in the By-Laws is obtained.

     In any event, the Fund shall indemnify each officer and Trustee against expenses actually and reasonably incurred in connection with the successful defense of any proceeding to which each such officer or Trustee is a party by reason of service in such capacity, provided that the Board of Trustees, including a majority who are disinterested, non-party trustees, also determines that such officer or Trustee was not liable by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties of office. The Trust shall advance to each officer and Trustee who is made a party to a proceeding by reason of service in such capacity the expenses incurred by such person in connection therewith, if (a) the officer or Trustee affirms in writing that his good faith belief that he has met the standard of conduct necessary for indemnification, and gives a written undertaking to repay the amount of advance if it is ultimately determined that he has not met those requirements, and (b) a determination that the facts then known to those making the determination would not preclude indemnification.

     The Trustees and officers of the Fund are entitled and empowered under the Declaration of Trust and By-Laws, to the fullest extent permitted by law, to purchase errors and omissions liability insurance with assets of the Fund, whether or not the Fund would have the power to indemnify him against such liability under the Declaration of Trust or By-Laws.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers, the underwriter or control persons of the Registrant pursuant to the foregoing provisions, the Registrant has been informed that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.          BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

                  1838 Investment Advisors, Inc.:


                  1838 Investment Advisors, Inc. ("Adviser") serves as investment adviser of each Series of the Registrant. The Adviser is a direct, wholly owned subsidiary of MBIA, Inc. Information as to the partners and officers of the Adviser is included in its Form ADV, File No. 801-33025, filed on August 19, 1988 and most recently supplemented on March 15, 1999, with the Securities and Exchange Commission. Such Form ADV is incorporated by reference herein.


ITEM 27.          PRINCIPAL UNDERWRITER:


                  (a) MBIA Capital Management Corp., the distributor for the Registrant's securities, does not act as distributor, depositor or investment adviser to any investment companies other than Registrant.




                  (b) The distributor's directors and officers are listed below. The Principal business address of each individual is 113 King Street, Armonk, NY 10504.

Name and Principal Business             Positions and Offices with
Address                                 Distributor                             Positions and Offices With Fund
---------------------------             --------------------------              -------------------------------
Gary C. Dunton                          Director                                None

W. Thacher Brown                        Director                                President, Chairman and Trustee of
                                                                                Each Fund of the Trust

Neil G. Budnick                         Director and Treasurer                  None

Clifford D. Corso                       Director, President and Chief           Vice President, Fixed Income Fund
                                        Investment Officer

Robert M. Ohanesian                     Director and Senior Managing            None
                                        Director

Louis G. Lenzi                          General Counsel and Secretary           None

Leonard I. Chubinsky                    Assistant General Counsel and           None
                                        Assistant Secretary

E. Gerard Berrigan                      Vice President                          None

Sharon Fera                             Vice President                          None

Susan Voltz                             Vice President                          None

Norman Thetford                         Vice President                          None

Eric D. Storch                          Vice President                          None

William J. Carta                        Vice President                          None



ITEM 28.          LOCATION OF ACCOUNTS AND RECORDS:


     Each account, book or other document required to be maintained by Section 31(a) of the 1940 Act and the Rules (17 CFR 270-31a-1 to 31a-3) promulgated thereunder, is maintained by the Registrant, except for those maintained by the Fund's investment adviser and administrator, 1838 Investment Advisors, Inc., Five Radnor Corporate Center, Suite 320, 100 Matsonford Road, Radnor, PA 19087, and its transfer agent, dividend paying agent and accounting services agent, MBIA Municipal Investors Service Corporation, Dept. TA, 113 King Street, Armonk, NY 10504.

ITEM 29.          MANAGEMENT SERVICES:

                  There are no management related service contracts not discussed in Part A or Part B.

ITEM 30.          UNDERTAKINGS

                  (a)      Inapplicable.


                  (b) The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's annual report for the fiscal year ended October 31, 1998 and semi-annual report for the period ended April 30, 1999, upon request and without charge.


                  (c) Registrant hereby undertakes, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees and to assist in communication with other shareholders, as directed by
                           Section 16(c) of the Investment Company Act of 1940.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, 1838 Investment Advisors Funds, has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Radnor, and the State of Pennsylvania, on the 25th day of August, 1999.


                                           1838 INVESTMENT ADVISORS FUNDS

                                           By: /s/ W. Thacher Brown
                                               --------------------------------
                                               W. Thacher Brown, President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



Signature                                       Title                          Date
-------------                                   -------                        -------

/s/  W. Thacher Brown                       President and Trustee              August 25, 1999
---------------------------------
     W. Thacher Brown

/s/  Charles B. Dickey, Jr.                 Trustee                            August 25, 1999
---------------------------------
     Charles D. Dickey, Jr.*


/s/  Frank B. Foster, III                   Trustee                            August 25, 1999
---------------------------------
     Frank B. Foster, III*

/s/  Robert P. Hauptfurher                  Trustee                            August 25, 1999
---------------------------------
     Robert P. Hauptfurher*

/s/  Anna M. Bencrowsky                     Vice President                     August 25, 1999
---------------------------------           Secretary, Treasurer
     Anna M. Bencrowsky                     (Principal Financial Officer)


*By: /s/ W. Thacher Brown
     --------------------------
     W. Thacher Brown, Attorney-in-Fact
     (Pursuant to Power of Attorney previously filed)

              EXHIBITS TO FORM N-1A POST-EFFECTIVE AMENDMENT NO. 5


Exhibit No.                Description
-----------                -----------

23(e)                      Distribution Agreement

23(h)(i)                   Transfer Agency Agreement

23(h)(ii)                  Accounting Services Agreement

23(h)(iii)                 Administration Agreement

23(j)                      Consent of Independent Accountants

23(n)                      Financial Data Schedules

                                                                   Exhibit 23(c)


                             UNDERWRITING AGREEMENT

                                     BETWEEN

                         1838 INVESTMENT ADVISERS FUNDS
                                       and
                          MBIA CAPITAL MANAGEMENT CORP.


     THIS UNDERWRITING AGREEMENT is made this     day of         , 1999, between
1838 Investment Advisors Funds (the "Trust"), a Delaware business trust and MBIA Capital Management Corp. ("Underwriter"), a corporation organized under the laws of the State of Delaware.

     WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company; and

     WHEREAS, the Underwriter is member of the National Association of Securities Dealers (the "NASD") and is registered as a broker-dealer under the Securities Exchange Act of 1934 (the "1934 Act"); and

     WHEREAS, the Trust is authorized to issue an unlimited number of shares of beneficial interest ("Shares") in one or more classes or series, and has registered or qualified such Shares as the case may be for public offering and distribution under the Securities Act of 1933 (the "1933 Act") and any applicable state securities laws; and

     WHEREAS, the Trust is authorized to offer for public sale one or more distinct series of Shares of beneficial interest ("Series"), representing an undivided interest in the assets, subject to the liabilities, allocated to that Series and each Series having a separate investment objective and policies; and

     WHEREAS, the Trust has established the 1838 International Equity Fund, the 1838 Small Cap Equity Fund, the 1838 Fixed Income Fund, the 1838 Large Cap Equity Fund and the 1838 Special Equity Fund Series, and anticipates that it will establish additional Series (each a "Portfolio");

     WHEREAS, the Trust wishes to employ the services of the Underwriter to assist in the distribution of the Shares in accordance with applicable laws and such Plan(s) of Distribution as the Trust may adopt; and

     WHEREAS, the Underwriter wishes to provide distribution services to the Trust as set forth below;

     NOW, THEREFORE, in consideration of the mutual promises and undertakings herein contained, the parties agree as follows:

     1. Sale of Shares. During the term of this Agreement the Trust grants to the Underwriter the right to sell on its behalf Shares of all Series of the Trust, now or hereafter created, subject to the registration requirements of the 1933 Act, and of the laws governing the sale of securities in various states (the "Blue Sky Laws") under the terms and conditions set forth herein. In connection therewith, the Underwriter (i) shall have the right to sell, as agent on behalf of the Trust, Shares authorized for issue and registered under the 1933 Act and applicable Blue Sky laws; and (ii) shall sell such Shares only in compliance with applicable law, the terms set forth in the Trust's currently effective registration statement, and in accordance with any Plan of Distribution of the Trust for any Series, as may be in effect from time to time, and further in compliance with any limitations which may be imposed by the Trustees of the Trust. The Underwriter is not obligated to sell any specific number of Shares.

     2. Selling Dealer Agreements. Subject to the supervisory authority of the Trustees of the Trust, and on such terms as are authorized by the Trust, the Underwriter may enter into selling dealer agreements with selected dealers and others ("Selling Dealers") for the provision of distribution services related to the sale of Trust Shares as well as other shareholder services as agreed by affected parties. The Underwriter will act only as principal in entering into such selling dealer agreements.

     3. Sale of Shares by the Trust. The rights granted to the Underwriter shall be nonexclusive in that the Trust reserves the right to sell its Shares to investors on applications received and accepted by the Trust. Further, the Trust reserves the right to issue Shares in connection with (a) the merger or consolidation of the assets of, or acquisition by the Trust through purchase or, otherwise, with any other investment company, trust or personal holding company;
(b) the payment or reinvestment of dividends or distributions; or (c) any offer of exchange permitted by Section 11 of the 1940 Act.

     4. Shares Covered by this Agreement. This Agreement shall apply to Shares of all Series of the Trust, Shares of all Series of the Trust held in its treasury in the event that in the discretion of the Trust treasury Shares shall be sold, and Shares of all series of the Trust repurchased for resale.

     5. Public Offering Price. Except as otherwise noted in the Trust's current Prospectus (the "Prospectus") or Statement of Additional Information (the "SAI") with respect to each Series, all Shares sold to investors by the Underwriter or the Trust will be sold at the public offering price. The public offering price for all accepted subscriptions will be the net asset value per share, determined in the manner described in the Trust's current Prospectus or SAI with respect to the applicable Series. The Trust shall in all cases receive the net asset value per Share on all sales.

     6. Suspension of Sales. If and whenever the determination of net asset value is suspended and until such suspension is terminated, no further orders for Shares shall be processed by the Underwriter except such unconditional orders placed with the Underwriter before it had knowledge of the suspension. In addition, the Trust reserves the right to suspend sales and the Underwriter's authority to process orders for Shares on behalf of the Trust if, in the judgment of the Trust it is in the best interests of the Trust to do so. Suspension will continue for such period as may be determined by the Trust. In addition, the Trust and the Underwriter reserve the right to reject any purchase order.

     7. Solicitation of Sales. In consideration of these rights granted to the Underwriter, the Underwriter agrees to use all reasonable efforts, consistent with its business, to secure purchasers for Shares of the Trust. This shall not prevent the Underwriter from entering into like arrangements (including arrangements involving the payment of underwriting commissions) with other issuers. The Underwriter agrees to use all reasonable efforts to ensure that taxpayer identification numbers provided for shareholders of the Trust are correct.

     8. Authorized Representations. The Underwriter is not authorized by the Trust to give any information or to make any representations other than those contained in the appropriate registration statements, Prospectuses or SAI's filed with the Securities and Exchange Commission (the "SEC") under the 1933 Act or with the states under applicable Blue Sky Laws (as those registration statements, Prospectuses and SAI's may be amended from time to time), or contained in shareholder reports or other material that may be prepared by or on behalf of the Trust for the Underwriter's use. This shall not be construed to prevent the Underwriter from preparing and distributing, in compliance with applicable laws and regulations, sales literature or other material as it may deem appropriate. The Underwriter will furnish or cause to be furnished copies of such sales literature or other material to the President of the Trust or his or her designee and will provide that designee with a reasonable opportunity to comment on it. The Underwriter agrees to take appropriate action to cease using such sales literature or other material to which the Trust reasonably objects as promptly as practicable after receipt of the objection.

     9. Registration of Shares. The Trust agrees that it will take all action necessary to register and qualify under the 1933 Act and applicable state Blue Sky Laws all shares which are to be made subject to any public offering or sale (subject to the necessary approval, if any, of its shareholders) so that there will be available for sale the number of Shares the Underwriter may reasonably be expected to sell. The Trust shall furnish to the Underwriter copies of all information, financial statements and other papers which the Underwriter may reasonably request for use in connection with the distribution of Shares of each Series of the Trust.

     10. Repurchase of Shares. The Underwriter as agent and for the account of the Trust may repurchase Shares offered for resale to either of them, and redeem such Shares at their net asset value.

     11. Expenses, Compensation and Reimbursement.

          (a) The Trust shall pay all fees and expenses:

               (i) in connection with the preparation, setting in type and filing of any registration statement, Prospectus and SAI under the 1933 Act, and any amendments thereto, for the registration of its Shares;

               (ii) in connection with the registration and qualification of Shares for sale in the various states in which the Board of Trustees (the "Trustees") of the Trust shall determine it advisable to qualify such Shares for sale (including registering the Trust or Series as a broker or dealer or any officer of the Trust as agent or salesperson in any state);

               (iii) of preparing, setting in type, printing and mailing any report or other communication to shareholders of the Trust in their capacity as such; and

               (iv) of preparing, setting in type, printing and mailing Prospectuses, SAIs, and any supplements thereto, sent to existing shareholders.

          (b) In addition to the services described above, the Underwriter will provide services including assistance in the production of marketing and advertising materials for the sale of Shares of the Trust and the Underwriter will review them for compliance with applicable regulatory requirements, and submit them for required regulatory review.

          (c) In connection with the services to be provided by the Underwriter, and its costs assumed, under this Agreement, the Underwriter shall receive from the Trust such payments as shall be authorized to be paid by the Trust pursuant to any Plan of Distribution adopted by the Trust in accordance with Rule 12b-1 under the 1940 Act, and reimbursement of such expenses of the Trust as may be paid by the Underwriter from time to time.

          (d) In connection with the services to be provided by the Underwriter under this Agreement, and payments to be made and expenses to be incurred by the parties under this Agreement, the Underwriter agrees to provide to the Board of Trustees of the Trust such information as may be required to be reviewed by the Trustees under Rule 12b-1 of the 1940 Act, including such financial information as may be required in connection with the adoption, supervision, or continuation of any Plan of Distribution of the Trust under such rule, or the adoption of any budget thereunder.

     12. Indemnification of the Trust. The Underwriter agrees to indemnify each Portfolio of the Trust and the Trust against any and all litigation and other legal proceedings of any kind or nature and against any liability, judgment, cost, or penalty imposed as a result of such litigation or proceedings in any way arising out of or in connection with the sale or distribution of the shares of such Portfolio by the Underwriter. In the event of the threat or institution of any such litigation or legal proceedings against any Portfolio, the Underwriter shall defend such action on behalf of the Portfolio or the Trust at the Underwriter's own expense, and shall pay any such liability, judgment, cost, or penalty resulting therefrom, whether imposed by legal authority or agreed upon by way of compromise and settlement; provided, however, the Underwriter shall not be required to pay or reimburse a Portfolio for any liability, judgment, cost, or penalty incurred as a result of information supplied by, or as the result of the omission to supply information by, the Trust to the Underwriter.

     13. Indemnification of MBIA. The Trust agrees to indemnify MBIA against any and all litigation and other legal proceedings of any kind or nature and against any liability, judgment, cost or penalty resulting from such litigation or proceedings arising from any untrue statement, or omission to state a material fact, by the Trust in its Registration Statement, prospectus or Statement of Additional Information.

     14. Effectiveness, Termination.

          (a) This Agreement shall become effective as of the date first written above, and unless terminated as provided, shall continue in force for two
     (2) years from the date of its execution and thereafter from year to year, provided continuance is approved at least annually by either (i) the vote of a majority of the Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of the Trust, and (ii) the vote of a majority of those Trustees of the Trust who are not interested persons of the Trust and who are not parties to this Agreement or interested persons of any party, cast in person at a meeting called for the purpose of voting on the approval.

          (b) This Agreement shall automatically terminate in the event of its assignment. As used in this Section, the terms "vote of a majority of the outstanding voting securities," "assignment" and "interested person" shall have the respective meanings specified in the 1940 Act and the rules enacted thereunder as now in effect or as hereafter amended.

          (c) In addition to termination by failure to approve continuance or by assignment, this Agreement may at any time be terminated without the payment of any penalty: (i) by the Trust (by the vote of a majority of the Trustees of the Trust who are not interested persons of the Trust, or by vote of a majority of the outstanding voting securities of the Trust or an affected series of the Trust) upon not less than sixty (60) days written notice to the affected party; or (ii) by the Underwriter upon not less than sixty (60) days written notice to the Trust.

     15. Amendments. The Underwriter and the Trust shall regularly consult with each other regarding the performance of their respective obligations and the Underwriter's compensation under the foregoing provisions. In connection therewith, the Trust shall submit to the Underwriter at a reasonable time in advance of filing with the SEC copies of any amended or supplemented registration statement of the Trust (including exhibits) under the 1933 Act and the 1940 Act, and, a reasonable time in advance of their proposed use, copies of amended or supplemented forms relating to any plan, program or service offered by the Trust. Any change in such materials that would require any change in the Underwriter's obligations under the foregoing provisions shall be subject to the burdened party's approval, which shall not be unreasonably withheld. In the event that a change in such documents or in the procedures contained therein increases the cost or potential liability to the Underwriter in performing their obligations hereunder by more than an insubstantial amount, the Underwriter shall be entitled to receive reasonable compensation therefor.

     This Agreement may be amended in writing by mutual consent of the parties, provided that such consent on the part of the Trust shall have been approved (i) by the Trustees of the Trust, or by a vote of a majority of the outstanding voting securities of the Trust, and (ii) by vote of a majority of the Trustees of the Trust who are not interested persons of the Underwriter or of the Trust cast in person at a meeting called for the purpose of voting on such amendment.

     16. Notice. Any notice under this Agreement shall be given in writing addressed to the party intended to receive such notice. Any notice may be hand delivered, or may be sent by registered or certified mail, postage prepaid, to the receiving party, at its principal place of business.

     17. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     18. Governing Law. To the extent that state law has not been preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of New York .

     19. Shareholder Liability. The Underwriter acknowledges that it has received notice of and accepts the limitations of liability set forth in the Trust's Agreement and Declaration of Trust. The Underwriter agrees that the Trust's obligations hereunder shall be limited to the assets of the Trust, and that the Underwriter shall have recourse solely against the assets of the Series with respect to which the Trust's obligations hereunder relate and shall have no recourse against the assets of any other Series or against any shareholder, Trustee, officer, employee, or agent of the Trust.

     20. Miscellaneous. Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed in two counterparts, each of which taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.


                                           1838 INVESTMENT ADVISORS FUNDS


                                           By:_________________________________

                                           W. Thacher Brown, President

                                           MBIA CAPITAL MANAGEMENT CORP.


                                           By:_______________________________
                                                 Clifford D. Corso, President

                                                                EXHIBIT 23(h)(i)

                         1838 INVESTMENT ADVISORS FUNDS


                  MBIA MUNICIPAL INVESTORS SERVICE CORPORATION
                            TRANSFER AGENCY AGREEMENT



     THIS TRANSFER AGENCY AGREEMENT is made as of the ____ day of _______, 1999, between 1838 Investment Advisers Funds, a Delaware, business trust (the "Trust"), having its; principal place of business in Radnor, Pennsylvania, and MBIA Municipal Investors Service Corporation, a corporation organized under the laws of the State of Delaware ("MBIA"), having its principal place of business in Armonk, New York.

     WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and offers for public sale one or more distinct, series of shares of beneficial interest ("Series"), par value $0.001 per share, each corresponding to a distinct portfolio;

     WHEREAS, each share of a Series represents an undivided interest in the assets, subject to. the liabilities, allocated to that Series and each Series has a separate investment objective and policies;

     WHEREAS, at the present time, the Trust has established five Series: 1838 International Equity Fund, 1838 Small Cap Equity Fund, 1838 Fixed Income Fund, 1838 Large Cap Equity Fund, and 1838 Special Equity Fund;

     WHEREAS, the Trust desires to avail itself of the services of MBIA to serve as the Trust's transfer agent; and

     WHEREAS, MBIA is willing to furnish such services to the Trust with respect to each Series listed in Schedule A to this Agreement (each, a "Portfolio," and two or more together "Portfolios") on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the Trust and MBIA agree as follows:

     21. Appointment. The Trust hereby appoints MBIA as transfer agent, registrar and dividend disbursing agent for the shares of beneficial interest of the Trust (the "Shares") and as servicing agent in connection with the disbursements of dividends and distributions and as shareholders' servicing agent for the Trust, each such appointment to take effect as of the date first written above, and MBIA shall act as such and perform its obligations thereof upon the terms and conditions hereafter set forth and in accordance with the principles of principal and agent enunciated by the common law.

     22. Documents. The Trust has furnished MBIA with copies properly certified or authenticated of each of the following:

          (a) The Trust's Declaration of Trust filed with the Secretary of the State of Delaware on December 9, 1994 and all amendments thereto and restatements thereof;

          (b) The Trust's By-laws and all amendments thereto and restatements thereof (such By-laws, as presently in effect and as they shall from time to time be amended or restated, are herein called "By-laws");

          (c) Resolutions of the Trust's Board of Trustees authorizing, the appointment of MBIA to provide certain accounting services to the Trust and approving this Agreement;

          (d) The Trust's Notification of Registration filed pursuant to,
     Section 8(a) of the Investment Company Act as filed with the Securities and Exchange Commission ("SEC") on December 13, 1994;

          (e) The Trust's most recent Registration Statement on Form N-1A under the Securities Act of 1933 (the "1933 Act") (File No. 33-87298 ) and under the Investment Company Act (File No. 811-8902), as filed with the SEC relating to shares of beneficial interest in the Trust, and all amendments thereto;

          (f) The Trust's most current Prospectuses and Statements of Additional Information relating to the Portfolio(s); and

          (g) The executed Trust agreements listed on Schedule B hereto; and

          (h) If required, a copy of either (i) a filed notice of eligibility ta claim the exclusion from the definition of "commodity pool operator" contained in Section 2(a)(1)(A) of the Commodity Exchange Act ("CEA") that is provided in Rule 4.5 under the CEA, together with all supplements as are required by the Commodity Futures Trading Commission ("CFTC"), or (ii) a letter which has been granted the Trust by the CFTC which states that the Trust will not be treated as a "pool" as defined in Section 4. 1 0(d) of the CFTC's General Regulations, or (iii) a letter which has been granted the Trust by the CFTC which states that CFTC will not take any enforcement action if the Trust does not register as a "commodity pool operator."

     The Trust will furnish MBIA from time to time with copies, properly certified or authenticated, of all additions, amendments or supplements to the foregoing, if any.

     23. DEFINITIONS.

          (a) Authorized Person. As used in this Agreement, the term "Authorized Person" means any officer of the Trust and any other person, whether or not any such person is an officer or employee of the Trust, duly authorized by the Trustees of the Trust to give Oral and Written Instructions on behalf of the Portfolio(s) and certified by the Secretary or Assistant Secretary of the Trust or any amendment thereto as may be received by MBIA from time to time.

          (b) Oral Instructions. As used in this Agreement, the term "Oral Instructions" means oral instructions actually received by MBIA from an Authorized Person or from a person reasonably believed by MBIA to be an Authorized Person. The Trust agrees to deliver to MBIA, at the time and in the manner specified in Section 4(b) of this Agreement, Written Instructions confirming Oral Instructions.

          (c) Written Instructions. As used in this Agreement, the term "Written Instructions" means written instructions delivered by hand, mail, telegram, cable, telex or facsimile, signed by an Authorized Person and received by MBIA.

     24. INSTRUCTIONS CONSISTENT WITH DECLARATION OF TRUST, ETC.

          (a) Unless otherwise provided in this Agreement, MBIA shall act only upon Oral or Written Instructions. Although MBIA may know of the provisions of the Declaration of Trust and Bylaws of the Trust, MBIA may assume that any Oral or Written Instructions received hereunder are not in any way inconsistent with any provision of such Declaration of Trust or Bylaws or any vote, resolution or proceeding of the shareholders, or of the Trustees, or of any committee thereof.

          (b) MBIA shall be entitled to rely upon any Oral Instructions and any Written Instructions actually received by MBIA pursuant to this Agreement. The Trust agrees to forward to MBIA Written Instructions confirming Oral Instructions in: such manner that the Written Instructions are received by MBIA by the close of business of the same day that such Oral Instructions are given to MBIA. The Trust agrees that the fact that such confirming Written Instructions are not received by MBIA shall in no way affect, the validity of the transactions or enforceability of the transactions authorized by such Oral Instructions. The Trust agrees that MBIA shall incur no liability to the Trust in acting upon Oral Instructions given to MBIA hereunder concerning such transactions, provided such instructions reasonably appear to have been received from an Authorized Person.

     25. TRANSACTIONS NOT REQUIRING INSTRUCTIONS. In the absence of contrary Written Instructions, MBIA is authorized to take the following actions:

          (a) Issuance of Shares. Upon receipt of a purchase order from the Distributor, as defined in the Underwriting Agreement between the Trust and the Distributor or a prospective shareholder for the purchase of Shares and sufficient information to enable MBIA to establish a shareholder account or to issue Shares to an existing shareholder account, and after confirmation of receipt or crediting of Federal funds for such order from MBIA's designated bank, MBIA shall issue and credit the account of the investor or other record holder with Shares in the manner described in the Prospectus. MBIA shall deposit all checks received from prospective shareholders into an account on behalf of the Trust, and shall promptly transfer all Federal funds received from such checks to the Custodian, as defined in the Custodian Agreement between the Trust and the Custodian. (References herein to "Custodian" shall also be construed to refer to a "Sub-Custodian" if such appointment has been made.) If so directed by the Distributor, the confirmation supplied to the shareholder to mark such issuance will be accompanied by a Prospectus.

          (b) Transfer of Shares; Uncertificated Securities. If a shareholder does not hold a certificate representing the number of Shares owned and provides MBIA with instructions for the transfer of such Shares which include a signature guaranteed by a commercial bank, trust company or member firm of a national securities exchange and such other appropriate documentation to permit a transfer, then MBIA shall register such Shares and shall deliver them pursuant to instructions received from the transferor, pursuant to the rules and regulations of the SEC, and the laws of the State of Delaware relating to the transfer of shares of beneficial interest.

          (c) Share Certificates. If at any time a Portfolio issues share certificates, the following provisions will apply:

               (i) The Trust will supply MBIA with a sufficient supply of share certificates representing Shares, in the form approved from time to time by the Trustees of the Trust, and, from time to time, shall replenish such supply upon request of MBIA. Such share certificate shall be properly signed, manually or by facsimile signature, by the duly authorized officers of the Trust, and shall bear the corporate seal or facsimile thereof of the Trust, and notwithstanding the death, resignation or removal of any officer of the Trust, such executed certificates bearing the manual or facsimile signature of such officer shall remain valid and may be issued to shareholders until MBIA is otherwise directed by Written Instructions.

               (ii) In the case of the loss or destruction of any certificate representing Shares, no new certificate shall be issued in lieu thereof, unless there shall first have been furnished an appropriate bond of indemnity issued by a surety company approved by MBIA.

               (iii) Upon receipt of signed share certificates, which shall be in proper form for transfer, and upon cancellation or destruction thereof, MBIA shall countersign, register and issue new certificates for the same number of Shares and shall deliver them pursuant to instructions received from the transferor, the rules and regulations of the SEC, and the laws of the State of Delaware relating to the transfer of shares of beneficial interest.

               (iv) Upon receipt of the share certificates, which shall be in proper form for transfer, together with the shareholder's instructions to hold such share certificates for safekeeping, MBIA shall reduce such Shares to uncertificated status, while retaining the appropriate registration in the name of the shareholder upon the transfer books.

               (v) Upon receipt of written instructions from a shareholder of uncertificated securities for a certificate in the number of shares in its account, MBIA will issue such share certificates and deliver them to the shareholder.

          (d) Redemption of Shares. Upon receipt of a redemption order from the Distributor or a shareholder, MBIA shall redeem the number of Shares indicated thereon from the redeeming shareholder's account and receive from the Trust's Custodian and disburse pursuant to the instructions of a redeeming shareholder or his or her agent the redemption proceeds therefor, or arrange for direct payment of redemption proceeds by the Custodian to the redeeming shareholder or as instructed by the shareholder or his or her agent, in accordance with such procedure, and controls as are mutually agreed upon from time to time by and among the Trust, MBIA and the Trust's Custodian.

     26. AUTHORIZED ISSUED AND OUTSTANDING SHARES. The Trust agrees to notify MBIA promptly of any change in the number of authorized Shares and of any change in the number of Shares registered under the 1933 Act, as amended or termination of the Trust's declaration under Rule 24f-2 of the 1940 Act. The Trust has advised MBIA, as of the date hereof, of the number of Shares (i) held in any redemption or repurchase account, and (ii) registered under the 1933 Act, as amended, which are unsold. In the event that the Trust shall declare a stock dividend, a stock split or a reverse stock split, the Trust shall deliver to MBIA a certificate, upon which MBIA shall be entitled to rely for all purposes, certifying (i) the number of Shares involved, (ii) that all appropriate corporate action has been taken, and (iii) that any amendment to the Declaration of Trust of the Trust which may be required has been filed and is effective. Such certificate shall be accompanied by an opinion of counsel to the Trust relating to the legal adequacy and effect of the transaction.

     27. DIVIDENDS AND DISTRIBUTIONS. The Trust shall furnish MBIA with appropriate evidence of action by the Trust's Trustees authorizing the declaration and payment of dividends and distributions as described in the Prospectus. After deducting any amount required to be withheld by any applicable tax laws, rules and regulations or other applicable laws, rules and regulations, MBIA shall in accordance with the instructions in proper form from a shareholder and the provisions of the Trust's Declaration of Trust and Prospectus, issue and credit the account of the shareholder with Shares, or, if the shareholder so elects, pay such dividends or distributions in cash to the shareholder in the manner described in the Prospectus. In lieu of receiving from the Trust's Custodian and paying to shareholders cash dividends or distributions, MBIA may arrange for the direct payment of cash dividends and distributions to shareholders by the Custodian, in accordance with such procedures and controls as are mutually agreed upon from time to time by and among the Trust, MBIA and the Trust's Custodian.

     MBIA shall prepare, file with the Internal Revenue Service and other appropriate taxing authorities, and address and mail to shareholders such returns and information relating to dividends and distributions paid by the Trust as are required to be so prepared, filed and mailed by applicable laws, rules and regulations, or such substitute form of notice as may from time to time be permitted or required by the Internal Revenue Service. On behalf of the Trust, MBIA shall mail certain requests for shareholders' certifications under penalties of perjury and pay on a timely basis, to the appropriate Federal authorities any taxes to be withheld on dividends and distributions paid by the Trust, all as required by applicable Federal tax laws and regulation.

     In accordance with the Prospectus, resolutions of the Trust's Trustees that are not inconsistent with this Agreement and are provided to MBIA from time to time, and such procedures and controls as are mutually agreed upon from time to time by and among the Trust, MBIA and the Trust's Custodian, MBIA shall arrange for issuance of Shares obtained through transfers of funds from shareholders' accounts at financial institutions.

     28. COMMUNICATIONS WITH SHAREHOLDERS.

          (a) Communications to Shareholders. MBIA will address and mail all communications by the Trust to its shareholders, including reports to shareholders, confirmations of purchases and sales of Shares, monthly statements, dividend and distribution notices and proxy material for its meetings of shareholders. MBIA will receive and tabulate the proxy cards for shareholder meetings. The Trust has the responsibility for the timely transmission of shareholder materials to MBIA.

          (b) Correspondence. MBIA will answer such correspondence from shareholders, securities brokers and others relating to its duties hereunder and such other correspondence as may from time to time be mutually agreed upon between MBIA and the Trust.

     29. SERVICES TO BE PERFORMED. MBIA shall be responsible for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account functions in connection with the issuance, transfer and redemption or repurchase (including coordination with the Trust's custodian bank in connection with shareholder redemption by check) of the Trust's Shares as set forth in Schedule C. The details of the operating standards and procedures to be followed shall be determined from time to time by agreement between MBIA and the Trust and may be expressed in written schedules which shall constitute attachments to this Agreement.

     30. RECORDKEEPING AND OTHER INFORMATION.

          (a) MBIA shall maintain records of the accounts for each Shareholder showing the items listed in Schedule D.

          (b) MBIA shall create and maintain all necessary records in accordance with all applicable laws, rules and regulations, including but not limited to records required by Section 31 (a) of the 1940 Act and the rules thereunder, as the same may be amended from time to time, and those records pertaining to the various functions performed by it hereunder. All records shall be the property of the Trust at all times and shall be available for inspection and use by the Trust. Where applicable, such records shall be maintained by MBIA for the periods and in the places required by Rule 31a-2 under the 1940 Act.

     31. AUDIT, INSPECTION AND VISITATION. MBIA shall make available during regular business hours all records and other data created and maintained pursuant to this Agreement for reasonable audit and inspection by the Trust or any person retained by the Trust. Upon reasonable notice by the Trust, MBIA shall make available during regular business hours its facilities and premises employed in connection with its performance of this Agreement for reasonable visitation by the Trust or any person retained by the Trust.

     32. EQUIPMENT FAILURE. In the event of equipment failures beyond MBIA's control, MBIA shall, at no additional expense to the Trust, take reasonable steps to minimize service interruptions but shall have no liability with respect thereto. MBIA shall make reasonable provision for emergency use of electronic data processing equipment to the extent appropriate equipment is available.

     33. RIGHT TO RECEIVE ADVICE.

          (a) Advice of Trust. If MBIA shall be in doubt as to any action to be taken or omitted by it, it may request, and shall receive, from the Trust directions or advice, including Oral or Written Instructions where appropriate.

          (b) Advice of Counsel. If MBIA shall be in doubt as to any question of law involved in any action to be taken or omitted by MBIA, it may request advice at its own cost from counsel of its own choosing (who may be the regularly retained counsel for the Trust or MBIA or the in-house counsel for MBIA, at the option of MBIA).

          (c) Conflicting Advice. In case of conflict between directions, advice or Oral or Written Instructions received by MBIA pursuant to subsection a of this Section and advice received by MBIA pursuant to subsection b of this Section, MBIA shall be entitled to rely on and follow the advice received pursuant to the latter provision alone.

          (d) Protection of MBIA. MBIA shall be protected in any action or inaction which it takes in reliance on any directions, advice or Oral or Written Instructions received pursuant to subsections a or b of this Section which MBIA, after receipt of any such directions, advice or Oral or Written Instructions, in good faith believes to be consistent with such directions, advice or Oral or Written Instructions, as the case may be. However, nothing in this Section shall be construed as imposing upon MBIA any obligation to seek such direction, advice or Oral or Written Instructions. Nothing in this subsection shall excuse MBIA when an action or omission on the part of MBIA constitutes willful misfeasance, bad faith, negligence or reckless disregard by MBIA of its duties under this Agreement.

     34. COMPENSATION. Compensation for services and duties performed pursuant to this Agreement is provided in Schedule E hereto. Certain other fees due and expenses incurred pursuant to this Agreement are payable by the Trust or the shareholder on whose behalf the service is performed and are also listed in Schedule E.

     The Trust shall reimburse MBIA for all reasonable out-of-pocket expenses, as set forth in Schedule E hereto, incurred by MBIA or its agents in the performance of its obligations hereunder. Such reimbursement for expenses incurred in any calendar month shall be made on or before the tenth day of the next succeeding month.

     The term "out-of-pocket expenses" shall mean the following expenses incurred by MBIA in the performance of its obligations hereunder: the cost of stationery and forms (including but not limited to checks, proxy cards, and envelopes), the cost of postage, the cost of insertion of nonstandard size materials in mailing envelopes and other special mailing preparation by outside firms, the cost of first-class mailing insurance, the cost of external electronic communications, as approved by the Trustees (to include telephone and telegraph equipment and an allocable portion of the cost of personnel responsible for the maintenance of such equipment), toll charges, data communications equipment and line charges and the cost of microfilming of shareholder records (including both the cost of storage as well as charges for access to such records). If MBIA shall undertake the responsibility for microfilming shareholder records, it may be separately compensated therefor in an amount agreed upon by the principal financial officer of the Trust and MBIA, such amount not to exceed the amount which would be paid to an outside firm for providing such microfilming services.

     35. USE OF MBIA'S NAME. The Trust shall not use the name of MBIA in any Prospectus, SAI, sales literature or other material relating to the Trust in a manner not approved by MBIA prior thereto, provided, however, that MBIA shall approve all uses of its name which merely refer in accurate terms to its appointments hereunder or which are required by the SEC or a state securities commission and, provided further, that in no event shall such approval be unreasonably withheld.

     36. USE OF TRUST'S NAME. MBIA shall not use the name of the Trust or the Portfolios of the Trust or material relating to the Trust or the Portfolios on any checks, bank drafts, bank statements or forms for other than internal use in a manner not approved prior thereto, provided, however, that the Trust shall approve all uses of its name which merely refer in accurate terms to the appointment of MBIA hereunder or which are required by the FDIC, the SEC or a state securities commission, and, provided, further, that in no event shall such approval be unreasonably withheld.

     37. SECURITY. MBIA represents and warrants that the various procedures and systems which MBIA has implemented with regard to safeguarding from loss or damage attributable to fire, theft or any other cause (including provision for twenty-four hours a day restricted access) the Trust's blank checks, records and other data and MBIA's records, data, equipment, facilities and other property used in the performance of its obligations hereunder are adequate and that it will make such changes therein from time to time as in its judgment are required for the secure performance of its obligations hereunder. The parties shall review such systems and procedures on a periodic basis.

     38. INSURANCE. Upon request MBIA shall provide the Trust with details regarding its insurance coverage, and MBIA shall notify the Trust should any of its insurance coverage be materially changed. Such notification shall include the date of change and the reason or reasons therefor. MBIA shall notify the Trust of any material claims against it, whether or not they may be covered by insurance and shall notify the Trust from time to time as may be appropriate of the total outstanding claims made by MBIA under its insurance coverage.

     39. ASSIGNMENT OF DUTIES TO OTHERS. Neither this Agreement nor any rights or obligations hereunder may be assigned by MBIA without the written consent of the Trust. MBIA may, however, at any time or times in its discretion appoint (and may at any time remove) any other bank or trust company, which is itself qualified under the Securities Exchange Act of 1934 to act as a transfer agent, as its agent to carry out such of the services to be performed under this agreement as MBIA may from time to time direct; provided, however, that the appointment of any agent shall not relieve MBIA of any of its responsibilities or liabilities hereunder.

     40. INDEMNIFICATION.

          (a) The Trust agrees to indemnify and hold harmless MBIA, its directors, officers, employees, agents and representatives from all taxes, charges, expenses, assessments, claims and liabilities including, without limitation, liabilities arising under the 1933 Act, the Securities Exchange Act of 1934, the 1940 Act and any applicable state and foreign laws, and amendments thereto (the "Securities Laws"), and expenses, including without limitation reasonable attorneys' fees and disbursements arising directly or indirectly from any act or omission which MBIA takes (i) at the request of or on the direction of or in reliance on the advice of the Trust or (ii) upon Oral or Written Instructions. Neither MBIA nor any of its nominees shall be indemnified against any liability (or any expenses incident to such liability) arising out of MBIA's or its directors', officers', employees', agents' and representatives' own willful misfeasance, bad faith, negligence or reckless disregard of its duties and obligations under this Agreement.

          (b) MBIA agrees to indemnify and hold harmless the Trust from all taxes, charges, expenses, assessments, claims, liabilities (including, without limitation, liabilities arising under the Securities Laws, and any state and foreign securities and blue sky laws, and amendments thereto) and expenses (including without limitation reasonable attorneys' fees and disbursements) arising directly or indirectly out of MBIA's or its directors', officers', employees', agents' and representatives' willful misfeasance, bad faith, negligence or reckless disregard of its duties and obligations under this Agreement.

          (c) In order that the indemnification provisions contained in this
     Section 19 shall apply, upon the assertion of a claim for which either party may be required to indemnify the other, the party seeking indemnification shall promptly notify the other party of such assertion, and shall keep the other party advised with respect to all developments concerning such claim. The party who may be required to indemnify shall have the option to participate with the party seeking indemnification in the defense of such claim. The party seeking indemnification shall in no case confess any claim or make any compromise in any case in which the other party may be required to indemnify it except with the other party's prior written consent.

     41. RESPONSIBILITY OF MBIA. MBIA shall be under no duty to take any action on behalf of the Trust except as specifically set forth herein or as may be specifically agreed to by MBIA in writing. MBIA shall be obligated to exercise due care and diligence in the performance of its duties hereunder, to act in good faith and to use its best efforts in performing services provided for under this Agreement. MBIA shall be liable for any damages arising out of or in connection with MBIA's performance of or omission or failure to perform its duties under this Agreement to the extent such damages arise out of MBIA's negligence, reckless disregard of its duties, bad faith or willful misfeasance.

     Without limiting the generality of the foregoing or of any other provision of this Agreement, MBIA, in connection with its duties under this Agreement, shall not be under any duty or obligation to inquire into and shall not be liable for (i) the validity or invalidity or authority or lack thereof of any Oral or Written Instruction, notice or other instrument which conforms to the applicable requirements of this Agreement, and which MBIA reasonably believes to be genuine; or (ii) delays or errors or loss of data occurring by reason of circumstances beyond MBIA's control, including acts of civil or military authority, national emergencies, labor difficulties, fire, flood or catastrophe, acts of God, insurrections, war, riots or failure of the mails, transportation, communication or power supply, under which circumstances MBIA shall take maximum actions to minimize loss of data therefor.

     42. AMENDMENTS. This Agreement or any part hereof may be amended, changed or waived only by an instrument in writing signed by the party against which enforcement of such amendment, change or waiver is sought.

     MBIA and the Trust shall regularly consult with each other regarding MBIA's performance of its obligations and its compensation hereunder. In connection therewith, the Trust shall submit to MBIA at a reasonable time in advance of filing with the SEC copies of any amended or supplemented registration statements (including exhibits) under the 1933 Act and the 1940 Act, and a reasonable time in advance of their proposed use, copies of any amended or supplemented forms relating to any plan, program or service offered by the Trust. Any change in such material which would require any change in MBIA's obligations hereunder shall be subject to MBIA's approval, which shall not be unreasonably withheld. In the event that such change materially increases the cost to MBIA of performing its obligations hereunder, MBIA shall be entitled to receive reasonable compensation therefor.

     43. DURATION, TERMINATION, ETC. Neither this Agreement nor any provisions hereof may be changed, waived, discharged or terminated orally, but only by written instrument which shall make specific reference to this Agreement and which shall be signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

     This Agreement shall become effective as of the date first written above, and shall continue in effect for three (3) years from the date of its execution and thereafter from year to year, provided continuance after the three (3) year period is approved at least annually by (i) the vote of a majority of the Trustees of the Trust and (ii) the vote of a majority of those Trustees of the Trust who are not interested persons of the Trust, and who are not parties to this Agreement or interested persons of any party, cast in person at a meeting called for the purpose of voting on the approval. This Agreement may be terminated at any time by six months' written notice given by MBIA to the Trust or six months' written notice given by the Trust to MBIA; and provided further that this Agreement may be terminated immediately at any time for cause either by the Trust or by MBIA in the event that such cause remains unremedied for a period of time not to exceed ninety days after receipt of written specification of such cause. Any such termination shall not affect the rights and obligations of the parties under Section 19 hereof.

     Upon the termination hereof, the Trust shall reimburse MBIA any fees incurred as a result of the termination conversion for any out-of-pocket expenses reasonably incurred by MBIA including or during the period prior to the date of such termination. In the event that the Trust designates a successor to any of MBIA's obligations hereunder, MBIA shall, at the expense and direction of the Trust, transfer to such successor a certified list of the shareholders of the Trust (with name, address, and, if provided, tax identification or Social Security number), a complete record of the account of each shareholder, and all other relevant books, records and other data established or maintained by MBIA hereunder. MBIA shall be liable for any losses sustained by the Trust as a result of MBIA's failure to accurately and promptly provide these materials.

     44. REGISTRATION AS A TRANSFER AGENT. MBIA represents that it is currently registered with the appropriate Federal agency for the registration of transfer agents, and that it will remain so registered for the duration of this Agreement. MBIA agrees that it will promptly notify the Trust in the event of any material change in its status as a registered transfer agent. Should MBIA fail to be registered as a transfer agent at any time during this Agreement, the Trust may, on written notice to MBIA, immediately terminate this Agreement.

     45. NOTICE. Any notice under this Agreement shall be given in writing addressed and delivered or mailed, postage prepaid, to the other party to this Agreement at its principal place of business.

     46. FURTHER ACTIONS. Each Party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof

     47. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     48. GOVERNING LAW. To the extent that state law has not been preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Delaware.

     49. SHAREHOLDER LIABILITY. MBIA acknowledges that it has received notice of and accepts the limitations of liability set forth in the Trust's Declaration of Trust. MBIA agrees that the Trust's obligations hereunder shall be limited to the Trust, and that MBIA shall have recourse solely against the assets of the Portfolio with respect to which the Trust's obligations hereunder relate and shall have no recourse against the assets of any other Portfolio or against any shareholder, Trustee, officer, employee, or agent of the Trust.

     50. MISCELLANEOUS. Both parties agree to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two counterparts, each of which taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have duly executed this agreement as of the day and year first above written.


                                  1838 INVESTMENT ADVISORS FUNDS

 BY:     ________________________________

                                 W. THACHER BROWN, PRESIDENT

                                 MBIA MUNICIPAL INVESTORS SERVICE CORPORATION

                                 By: ________________________________
                                     Richard J. Walz, Vice President

                            TRANSFER AGENCY AGREEMENT
                                   SCHEDULE A

                         1838 INVESTMENT ADVISORS FUNDS


                                PORTFOLIO LISTING

                         1838 International Equity Fund
                           1838 Small Cap Equity Fund
                             1838 Fixed Income Fund
                           1838 Large Cap Equity Fund
                            1838 Special Equity Fund

                            TRANSFER AGENCY AGREEMENT

                                   SCHEDULE B

                         1838 INVESTMENT ADVISORS FUNDS

                            TRUST AGREEMENTS SCHEDULE


1. The Investment Advisory Agreement between 1838 Investment Advisors Funds (the "Trust"), and 1838 Investment Advisors, Inc. (the "Adviser"), dated as of July 1, 1998;

2. The Administration Agreement between the Trust and the Adviser, dated as of August 2, 1999;

3. The Accounting Services Agreement between the Trust and MBIA Municipal Investors Service Corporation, dated as of August 2, 1999;

4. The Custodian Agreement between the Trust and First Union National Bank, dated as of ___________________, 199__;

5. The Underwriting Agreement between the Trust and MBIA Capital Management Corp., dated as of August 2, 1999;

                            TRANSFER AGENCY AGREEMENT

                                   SCHEDULE C

                         1838 INVESTMENT ADVISORS FUNDS
                            SERVICES TO BE PERFORMED


MBIA will perform the following functions as transfer agent on an ongoing basis with respect to each Portfolio:

     a. furnish state-by-state registration reports to the Trust's blue sky service provider;

     b. provide toll-free lines for direct shareholder use relating to account specific information, plus customer liaison staff with on-line inquiry capacity;

     c. mail duplicate confirmations to dealers and other financial institutions ("Service Organization") of their clients' activity, whether executed through the Service Organization or directly with MBIA;

     d. provide detail for underwriter or Service Organization confirmations and other Service Organization shareholder accounting, in accordance with such procedures as may be agreed upon between the Trust and MBIA;

     e. provide shareholder lists and statistical information concerning shareholder accounts to the Trust;

     f. provide timely notification of Portfolio activity and such other information as may be agreed upon from time to time between MBIA and the Portfolio or the Custodian, to the Trust or the Custodian; and

     g. with respect to dividends and distributions, prepare and file required reports with the Internal Revenue Service ("IRS"), prepare and mail reports to shareholders as required by the IRS and described in the Prospectus and Statement of Additional Information.

                            TRANSFER AGENCY AGREEMENT

                                   SCHEDULE D

                         1838 INVESTMENT ADVISORS FUNDS
                               SHAREHOLDER RECORDS


MBIA shall maintain records of the accounts for each shareholder showing the following information:

     a. name, address and United States Tax Identification or Social Security number;

     b. number of Shares held and number of Shares for which certificates, if any, have been issued, including certificate numbers and denominations;

     c. historical information regarding the account of each shareholder, including dividends and distributions paid and the date and price for all transactions on a shareholder's account;

     d.   any stop or restraining order placed against a shareholder's account;

     e. any correspondence relating to the current maintenance of a shareholder's account;

     f.   information with respect to withholding; and,

     g. any information required in order for MBIA to perform any calculations contemplated or required by this Agreement.

                            TRANSFER AGENCY AGREEMENT

                                   SCHEDULE E

                         1838 INVESTMENT ADVISORS FUNDS
                                  FEE SCHEDULE

For the services MBIA provides under the Transfer Agency Agreement attached hereto, 1838 Investment Advisors Funds (the "Trust") agrees to pay MBIA a fee for transfer agency services as follows, subject to a minimum of $20,000 with respect to each Portfolio listed below beginning at each Portfolio's commencement of operations, per annum, plus out-of-pocket expenses, all payable monthly:

        Type of Trust/Account                   Fee Per Annum/Account

        Annual Dividend                                   $10.00
        Semi-Annual Dividend                              $10.00
        Quarterly Dividend                                $10.00
        Monthly Dividend                                  $15.00
        Daily Dividend                                    $18.00

Portfolios:

                         1838 International Equity Fund
                           1838 Small Cap Equity Fund
                             1838 Fixed Income Fund
                           1838 Large Cap Equity Fund
                            1838 Special Equity Fund

Out-of-Pocket Expenses:

Out-of-pocket expenses shall be reimbursed by the Trust to MBIA or paid directly by the Trust. Such expenses include but are not limited to the following:

         a. Toll-free lines (if required)
         b. Forms, envelopes, checks, checkbooks
         c. Postage (bulk, pre-sort first-class at current prevailing rates)
         d. Hardware/phone lines for remote terminal(s) (if required)
         e. Microfiche/Microfilm
         f. Wire fees for receipt or disbursement
         g. Mailing fees
         h. Cost of proxy solicitation, mailing and tabulation (if required)

         i. Certificates issuance
         j. Record retention storage
         k. Development/programming costs/special projects - time and material
         l. ACH transaction charges
         m. "B" notice mailings
         n. Locating lost shareholders in anticipation of escheating
         o. Trust's NSCC membership fees and transaction costs, including broker related maintenance charges

                                                               EXHIBIT 23(h)(ii)

                         1838 INVESTMENT ADVISORS FUNDS
                  MBIA MUNICIPAL INVESTORS SERVICE CORPORATION
                          ACCOUNTING SERVICES AGREEMENT

     AGREEMENT made this            day of          , 1999, by and between 1838
Investment Advisors Funds, a Delaware business trust (the "Trust"), having its principal place of business in Radnor, Pennsylvania and MBIA Municipal Investors Service Corporation, a corporation organized under the laws of the State of Delaware ("MBIA"), having its principal place of business in Armonk, New York.

     WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and offers, for public sale one or more distinct series of shares of beneficial interest ("Series"), par value $0.001 per share, each corresponding to a distinct portfolio;

     WHEREAS, each share of a Series represents an undivided interest in the assets, subject to the liabilities, allocated to that Series and each Series has a separate investment objective and policies;

     WHEREAS, at the present time, the Trust has established five Series: 1838 International Equity Fund; 1838 Small Cap Equity Fund; 1838 Fixed Income Fund; 1838 Large Cap Equity Fund; 1838 Special Equity Fund;

     WHEREAS, the Trust desires to employ MBIA to provide certain accounting services;

     WHEREAS, MBIA is willing to furnish such services to the Trust with respect to each Series listed on Schedule A to this Agreement (each a "Portfolio," and two or more together "Portfolios") on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and mutual covenants contained in this Agreement, the Trust and MBIA agree as follows:

     1. Appointment. The Trust hereby appoints MBIA to provide certain accounting services to the Trust for the period and on the terms set forth in this Agreement. MBIA accepts such appointment and agrees to furnish the services herein set forth in return for the compensation provided for in Section 11 of this Agreement. MBIA agrees to comply with all relevant provisions of the 1940 Act and applicable rules and regulations thereunder, and to remain open for business on any day on which the New York Stock Exchange, the Philadelphia branch office of the Federal Reserve and Custodian are open for business. The Trust may from time to time issue separate series or classes or classify and reclassify shares of such series or class. MBIA shall identify to each such series or class property belonging to such series or class and in such reports, confirmations and notices to the Trust called for under this Agreement shall identify the series or class to which such report, confirmation or notice pertains.

     2. Documents. The Trust has furnished MBIA with copies properly certified or authenticated of each of the following:

          (a) The Trust's Declaration of Trust filed with the Secretary of the State of Delaware on December 9, 1994, and all amendments thereto and restatements thereof;

          (b) The Trust's By-laws and all amendments thereto and restatements thereof (such By-laws, as presently in effect and as they shall from time to time be amended or restated, are herein called "By-laws");

          (c) Resolutions of the Trust's Board of Trustees authorizing the appointment of MBIA to provide certain accounting services to the Trust and approving this Agreement;

          (d) Schedule B identifying and containing the signatures of the Trust's officers and other persons authorized ("Authorized Persons") to sign "Written Instructions" (as used in this Agreement to mean written instructions delivered by hand, mail, telegram, cable, telex or facsimile sending device and received by MBIA, signed by two Authorized Persons) on behalf of the Trust;

          (e) The Trust's Notification of Registration filed pursuant to Section 8(a) of the Investment Company Act as filed with the Securities and Exchange Commission ("SEC") on December 13, 1994;

          (f) The Trust's most recent Registration Statement on Form N-lA under the Securities Act of 1933 (the "1933 Act") (File No.33-87298) and under the Investment Company Act (File No. 811-8902) as filed with the SEC relating to shares of beneficial interest in the Trust, and all amendments thereto;

          (g) The Trust's most current Prospectuses and Statements of Additional Information relating to the Portfolio(s); and

          (h) The executed Trust agreements listed on Schedule C hereto; and

          (i) If required, a copy of either (i) a filed notice of eligibility to claim the exclusion from the definition of "commodity pool operator" contained in Section 2(a)(1)(A) of the Commodity Exchange Act ("CEA") that is provided in Rule 4.5 under the CEA, together with all supplements as are required by the Commodity Futures Trading Commission ("CFTC"), or (ii) a letter which has been granted the Trust by the CFTC which states that the Trust will not be treated as. a "pool" as defined in Section 4.10(d) of the CFTC's General Regulations, or (iii) a letter which has been granted the Trust by the CFTC which states that CFTC will not take any enforcement action if the Trust does not register as a "commodity pool operator."

     The Trust will furnish MBIA from time to time with copies, properly certified or authenticated, of all additions, amendments or supplements to the foregoing, if any.

     3. Instructions Consistent with Declaration of Trust, etc.

          (a) Unless otherwise provided in this Agreement, MBIA shall act only upon Oral and Written Instructions. ("Oral Instructions" used in this Agreement shall mean oral instructions actually received by MBIA from an Authorized Person or from a person reasonably believed by MBIA to be an Authorized Person. "Written Instructions" used in this Agreement shall mean written instructions signed by two Authorized Persons delivered by hand, mail, telegram, cable, telex or facsimile, and received by MBIA. "Authorized Person" used in this Agreement means any officer of the Trust and any other person, whether or not any such person is an officer of the Trust, duly authorized by the Board of Trustees of the Trust to give Oral and Written Instructions on behalf of the Portfolio(s) and certified by the Secretary or an Assistant Secretary of the Trust or any amendment to the certification thereto as may be received by MBIA from time to time.) Although MBIA may know of the provisions of the Declaration of Trust and By-laws of the Trust, MBIA in its capacity under this Agreement may assume that any Oral or Written Instructions received hereunder are not in any way inconsistent with any provisions of such Declaration of Trust or Bylaws or any vote, resolution or proceeding of the shareholders, or of the Board of Trustees, or of any committee thereof.

          (b) MBIA shall be entitled to rely upon any Oral Instructions and any Written Instructions actually received by MBIA pursuant to this Agreement. The Trust agrees to forward to MBIA Written Instructions confirming Oral Instructions in such manner that the Written Instructions are received by MBIA, whether by hand delivery, telex, facsimile or otherwise, by the close of business of the same day that such Oral Instructions are given to MBIA. The Trust agrees that the fact that such confirming Written Instructions are not received by MBIA shall in no way affect the validity of the transactions or enforceability of the transactions authorized by the Trust by giving Oral Instructions. The Trust agrees that MBIA shall incur no liability to the Trust in acting upon Oral Instructions given to MBIA hereunder concerning such transactions provided such instructions reasonably appear to have been received from an Authorized Person.

     4. Portfolio Accounting.

          (a) MBIA shall provide the following accounting functions on a daily basis:

               (i) Journalize each Portfolio's investment, capital share and income and expense activities;

               (ii) Verify investment buy/sell trade tickets when received from the Advisor(s) and transmit trades to the Trust's Custodian for proper settlement;

               (iii) Maintain individual ledgers for investment securities;;

               (iv) Maintain historical tax lots for each security;

               (v) Reconcile cash and investment balances of each Portfolio with the Custodian, and provide the Advisor(s) with the beginning cash balance available for investment purposes;

               (vi) Update the cash availability throughout the day as required by the Advisor(s);

               (vii) Post to and prepare each Portfolio's Statement of Assets and Liabilities and Statement of Operations;

               (viii) Calculate expenses payable pursuant to the Trust's various contractual obligations;

               (ix) Control all disbursements from the Trust on behalf of each Portfolio and authorize such disbursements upon Written Instructions;

               (x) Calculate capital gains and losses;

               (xi) Determine each Portfolio's net income;

               (xii) At the Portfolio's expense obtain security market prices or if such market prices are not readily available, then obtain such prices from services approved by the Advisor(s), and in either case calculate the market or fair value of each Portfolio's investments;

               (xiii) In the case of debt instruments with remaining maturities of sixty (60) days or less, calculate the amortized cost value of those instruments;

               (xiv) Transmit or mail a copy of the portfolio valuations ito the Advisor(s);

               (xv) Compute the net asset value of each Portfolio;

               (xvi) Compute each Portfolio's yields, total returns, expense ratios and portfolio turnover rate; and

               (xvii) Prepare and monitor the expense accruals and notify Trust management of any proposed adjustments.

          (b) In addition, MBIA will:

               (i) Prepare monthly financial statements, which will include without limitation the Schedule of Investments, the Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, the Cash Statement, and the Schedule of Capital Gains and Losses;

               (ii) Prepare monthly security transactions listings;

               (iii) Prepare monthly broker security transactions summaries;

               (iv) Supply various Trust and Portfolio statistical data as requested on an ongoing basis;

               (v) Assist in the preparation of support schedules necessary for completion of Federal and state tax returns;

               (vi) Assist in the preparation and filing of the Trust's annual and semiannual reports with the SEC on Form N-SAR;

               (vii) Assist in the preparation and filing of the Trust's annual and semiannual reports to shareholders and proxy statements;

               (viii) Assist with the preparation of amendments to the Trust's registration statements on Form N-1A and other filings relating to the registration of the Trust;

               (ix) Monitor each Portfolio's status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended from time to time;

               (x) Determine the amount of dividends and other distributions payable to shareholders as necessary to, among other things, maintain the qualification as a regulated investment company of each Portfolio of the Trust under the Code.

     5. Recordkeeping and Other Information. MBIA shall create and maintain all necessary records in accordance with all applicable laws, rules and regulations, including, but not limited to, records required by Section 31(a) of the 1940 Act and the rules thereunder, as the same may be amended from time to time, pertaining to the various functions (described above) performed by it and not otherwise created and maintained by another party pursuant to contract with the Trust. All records shall be the property of the Trust at all times and shall be available for inspection and use by the Trust or the Trust's authorized representatives. Upon reasonable request of the Trust, copies of such records shall be provided by MBIA to the Trust or the Trust's authorized representatives at the Trust's expense. Where applicable, such records shall be maintained by MBIA for the periods and in the places required by Rule 31a-2 under the Investment Company Act.

     6. Liason with Accountants. MBIA shall act as liaison with the Trust's independent public accountants and shall provide account analysis, fiscal year summaries and other audit related schedules. MBIA shall take all reasonable action in the performance of its obligations under this Agreement to assure that the necessary information is made available to such accountants for the expression of their opinion, as such may be required by the Trust from time to time.

     7. Confidentiality. MBIA agrees on behalf of itself and its employees to treat confidentially and as proprietary information of the Trust all records and other information relative to the Trust and its prior, present or potential shareholders, and not to use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except, after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where MBIA may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust.

     8. Equipment Failure. In the event of equipment failures beyond MBIA's control, MBIA shall, at no additional expense to the Trust, take reasonable steps to minimize service interruptions but shall have no liability with respect thereto. MBIA shall make reasonable provision for emergency use of electronic data processing equipment to the extent appropriate equipment is available.

     9. Right to Receive Advice.

          (a) Advice of Trust. If MBIA shall be in doubt as to any action to be taken or omitted by it, it may request, and shall receive, from the Trust directions or advice, including Oral or Written Instructions where appropriate.

          (b) Advice of Counsel. If MBIA shall be in doubt as to any question of law involved in any action to be taken or omitted by MBIA, it may request advice at its own cost from counsel of its own choosing (who may be the regularly retained counsel for the Trust or MBIA or the in-house counsel for MBIA, at the option of MBIA).

          (c) Conflicting Advice. In case of conflict between directions, advice or Oral or Written Instructions received by MBIA pursuant to subsection a of this Section and advice received by MBIA pursuant to subsection B of this Section, MBIA shall be entitled to rely on and follow the advice received pursuant to the latter provision alone.

          (d) Protection of MBIA. MBIA shall be protected in any action or inaction which it takes in reliance on any, directions, advice or Oral or Written Instructions received pursuant to subsections a or b of this Section which MBIA, after receipt of any such directions, advice or Oral or Written Instructions, in good faith believes to be consistent with such directions, advice or Oral or Written Instructions, as the case may be. However, nothing in this Section shall be construed as imposing upon MBIA any obligation to seek such direction, advice or Oral or Written Instructions. Nothing in this subsection shall excuse MBIA when an action or omission on the part of MBIA constitutes willful misfeasance, bad faith, negligence or reckless disregard by MBIA of its duties under this Agreement.

     10. Compliance with Governmental Rules and Regulations. Except as otherwise provided herein in Sections 4 and 5, the Trust assumes full responsibility for ensuring that the Trust complies with all applicable requirements of the Securities Act of 1933 (the "1933 Act"), the Securities Exchange Act of 1934

(the "1934 Act"), the 1940 Act, the CEA and any laws, rules and regulations of governmental authorities having jurisdiction.

     11. Compensation. For the performance of its obligations under this Agreement, the Trust shall pay MBIA with respect to each Portfolio in accordance with the fee arrangements described in Schedule A attached hereto, as such schedule may be amended from time to time.

     The Trust shall reimburse MBIA for all reasonable out-of-pocket expenses incurred by MBIA or its agents in the performance of its obligations hereunder. Such reimbursement for expenses incurred in any calendar month shall be made on or before the tenth day of the next succeeding month.

     12. Indemnification.

          (a) The Trust agrees to indemnify and hold harmless MBIA, its directors, officers, employees, agents and representatives from all taxes, charges, expenses, assessments, claims and liabilities including, without limitation, liabilities arising under the 1933 Act, the 1934 Act, the 1940 Act and any applicable state and foreign laws, and amendments thereto (the "Securities Laws"), and expenses, including without limitation reasonable attorneys' fees and disbursements arising directly or indirectly from any action or omission to act which MBIA takes (i) at the request of or on the direction of or in reliance on the advice of the Trust or (ii) upon Oral or Written Instructions. Neither MBIA nor any of its nominees shall be indemnified against any liability (or any expenses incident to such liability) arising out of MBIA's or its directors', officers', employees', agents' and representatives' own willful misfeasance, bad faith, negligence or reckless disregard of its duties and obligations under this Agreement.

          (b) MBIA agrees to indemnify and hold harmless the Trust from all taxes, charges, expenses, assessments, claims, liabilities (including, without limitation, liabilities arising under the Securities Laws, and any state and foreign securities and blue sky laws, and amendments thereto) and expenses (including without limitation reasonable attorneys' fees and disbursements) arising directly or indirectly out of MBIA's or its directors', officers', employees', agents' and representatives' willful misfeasance, bad faith, negligence or reckless disregard of its duties and obligations under this Agreement.

          (c) In order that the indemnification provisions contained in this
     Section 12 shall apply, upon the assertion of a claim for which either party may be required to indemnify the other, the party seeking indemnification shall promptly notify the other party of such assertion, and shall keep the other party advised with respect to all developments concerning such claim. The party who may be required to indemnify shall have the option to participate with the party seeking indemnification in the defense of such claim. The party seeking indemnification shall in no case confess any claim or make any compromise in any case in which the other party may be required to indemnify it except with the other party's prior written consent.

     13. Responsibility of MBIA. MBIA shall be under no duty to take any action on behalf of the Trust except as specifically set herein or as may be specifically agreed to by MBIA in writing. In the performance of its duties hereunder, MBIA shall be obligated to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits in performing services provided for under this Agreement. MBIA shall be responsible for its own negligent failure to perform its duties under this Agreement, but to the extent that duties, obligations and responsibilities are not expressly set forth in this Agreement, MBIA shall not be liable for any act or omission which does not constitute willful misfeasance, bad faith or negligence on the part of MBIA or reckless disregard by MBIA of such duties, obligations and responsibilities. Without limiting the generality of the foregoing or of any other provision of this Agreement, MBIA in connection with its duties under this Agreement shall not be under any duty or obligation to inquire into and shall not be liable for or in respect of (i) the validity or invalidity or authority or lack thereof of any Oral or Written Instruction, notice or other instrument which conforms to the applicable requirements of this Agreement, and which MBIA reasonably believes to be genuine; or (ii) delays or errors or loss of data occurring by reason of circumstances beyond MBIA's control, including acts of civil or military authority, national emergencies, labor difficulties, fire, mechanical breakdown (except as provided in Section 8), flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply, under which circumstances MBIA shall take maximum actions to minimize loss of data therefor.

     14. Duration, Termination, etc. The provisions of this Agreement may not be changed, waived, discharged or terminated orally, but only by written instrument that shall make specific reference to this Agreement and that shall be signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

     This Agreement shall become effective as of the date first written above, and unless terminated as provided, shall continue in force for three (3) years from the date of its execution and thereafter from year to year, provided continuance after the three (3) year period is approved at least annually by (i) the vote of a majority of the Trustees of the Trust and (ii) the vote of a majority of those Trustees of the Trust who are not interested persons of the Trust, and who are not parties to this Agreement or interested persons of any party, cast in person at a meeting called for the purpose of voting on the approval. This Agreement may at any time be terminated on sixty (60) days' written notice given to MBIA or by MBIA by six (6) months' written notice given to the Trust; provided, however, that the foregoing provisions of this Agreement may be terminated immediately at any time for cause either by the Trust or by MBIA in the event that such cause shall have remained unremedied for sixty (60) days or more after receipt of written specification of such cause.

     Upon the termination of this Agreement, the Trust shall pay to MBIA such compensation as may be payable for the period prior to the effective date of such termination, including reimbursement for any out-of-pocket expenses reasonably incurred by MBIA to such date. In the event that the Trust designates a successor to any of MBIA's obligations hereunder, MBIA shall, at the expense and direction of the Trust, transfer to such successor all relevant books, records and other data established or maintained by MBIA under the foregoing provisions.

     15. Amendments. This Agreement or any part hereof may be changed or waived only by an instrument in writing signed by the party against which enforcement of such change or waiver is sought.

     16. NoticE. Any notice under this Agreement shall be given in writing addressed and delivered or mailed, postage prepaid, to the other party to this Agreement at its principal place of business.

     17. Insurance. Upon request MBIA shall provide the Trust with details regarding its insurance coverage, and MBIA shall notify the Trust should any of its insurance coverage be materially changed. Such notification shall include the date of change and the reason or reasons therefor. MBIA shall notify the Trust of any material claims against it, whether or not they may be covered by insurance and shall notify the Trust from time to time as may be appropriate of the total outstanding claims made by MBIA under its insurance coverage.

     18. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     19. Further Actions. Each Party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

     20. Governing Law. To the extent that state law has not been preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Delaware.

     21. Assignment of Duties to Others. Neither this Agreement nor any rights or obligations hereunder may be assigned by MBIA without the written consent of the Trust. MBIA may, however, at any time or times in its discretion appoint an agent to carry out such of the services to be performed under this agreement as MBIA may from time to time direct, provided, however, that the appointment of any agent shall not relieve MBIA of any of its responsibilities or liabilities hereunder.

     22. Shareholder Liability. MBIA acknowledges that it has received notice of and accepts the limitations of liability set forth in the Trust's Declaration of Trust. MBIA agrees that the Trust's obligations hereunder shall be limited to the Trust, and that MBIA shall have recourse solely against the assets of the Portfolio with respect to which the Trust's obligations hereunder relate and shall have no recourse against the assets of any other Portfolio or against any shareholder, Trustee, officer, employee, or agent of the Trust.

     23. Miscellaneous.

          (a) MBIA acknowledges that it has received notice of and accepts the limitations of liability set forth in the Trust's Declaration of Trust. MBIA agrees that the Trust's obligations hereunder shall be limited to the Trust, and that MBIA shall have recourse solely against the assets of the Portfolio with respect to which the Trust's obligations hereunder relate and shall have no recourse against the assets of any other Portfolio or against any shareholder, Trustee, officer, employee, or agent of the Trust.

          (b) This Agreement embodies the entire agreement and understanding between the parties thereto, and supersedes all matter hereof, provided that the parties hereto may embody in one or more separate documents their agreement, if any, with respect to Written and/or Oral Instructions. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or affect. This Agreement shall be binding and shall inure to the benefits of the parties hereto and their respective successors.

     IN WITNESS WHEREOF the parties have caused this instrument to be signed on their behalf by their respective officers thereunto duly authorized all as of the date first written above.


                                    1838 INVESTMENT ADVISORS FUNDS


                                    By: /s/
                                        -----------------------------
                                        W. Thacher Brown, PRESIDENT


                                    MBIA MUNICIPAL INVESTORS SERVICE
                                    CORPORATION


                                    By: /s/
                                        -----------------------------
                                        RICHARD J. WALZ, VICE PRESIDENT

                          ACCOUNTING SERVICES AGREEMENT

                                   SCHEDULE A

                         1838 INVESTMENT ADVISORS FUNDS

                       PORTFOLIO LISTING AND FEE SCHEDULE

     A. For the services MBIA provides under the Accounting Services Agreement attached hereto, 1838 Investment Advisors Funds (the "Trust") on behalf of and with respect to the Portfolios listed below, agrees to pay MBIA an accounting fee, subject to a minimum base fee of $40,000 per annum per Portfolio, on each Portfolio's total net assets according to the Fee Schedule below:

                                    Listing of Portfolio(s)
                                    1838 Small Cap Equity Fund
                                    1838 Fixed Income Fund
                                    1838 Large Cap Equity Fund
                                    1838 Special Equity Fund

                                    Fee Schedule
                                    $40,000, plus
                                    0.03% of each Portfolio's total net assets in excess of $50 million

     B. For the services MBIA provides under the Accounting Services Agreement attached hereto, 1838 Investment Advisors Funds (the "Trust") on behalf of and with respect to the Portfolio(s) listed below, agrees to pay MBIA an accounting fee subject to a minimum fee of $60,000 per annum per Portfolio, calculated on each Portfolio's total net assets as follows:

                                    Listing of Portfolio(s)
                                    1838 International Equity Fund

                                    Fee Schedule
                                    $60,000, plus
                                    0.03% of the Portfolio's total net assets in excess of $50 million

     This accounting fee shall be payable monthly as soon as practicable after the last day of each month based on the average of the daily net assets of each Portfolio, as determined at the close of business on each day throughout the month.

     Out-of-pocket expenses shall be reimbursed by the Trust to MBIA or paid directly by the Trust.

ADDITIONAL EXPENSES (PAID BY SHAREHOLDER):
     DIRECT IRA/KEOGH PROCESSING                       ANNUAL ACCOUNT FEE
                                                       NEW ACCOUNT SETUP FEE
                                                       DISTRIBUTION FEE
                                                       TRANSFER OUT FEE

PAYMENT

     THE ABOVE WILL BE BILLED WITHIN THE FIRST FIVE (5) BUSINESS DAYS OF EACH MONTH AND WILL BE PAID BY WIRE WITHIN FIVE (5) BUSINESS DAYS OF RECEIPT.

                          ACCOUNTING SERVICES AGREEMENT

                                   SCHEDULE B

                         1838 INVESTMENT ADVISORS FUNDS

                               AUTHORIZED PERSONS


The following persons have been duly authorized by the Board of Trustees to give Oral and Written Instructions on behalf of the above-named Trust:

         [                          ]    _________________________________
         [                          ]    _________________________________
         [                          ]    _________________________________

                          ACCOUNTING SERVICES AGREEMENT
                                   SCHEDULE C
                         1838 INVESTMENT ADVISORS FUNDS
                            TRUST AGREEMENTS SCHEDULE

1. The Investment Advisory Agreement between 1838 Investment Advisors Funds (the "Trust"), and 1838 Investment Advisors, Inc. (the "Adviser"), dated as of July 1, 1998;

2. The Administration Agreement between the Trust and the Adviser, dated as of August 2, 1999;

3. The Transfer Agency Agreement between the Trust and MBIA Municipal Investors Service Corporation, dated as of August 2, 1999;

5. The Custodian Agreement between the Trust and First Union National Bank,
   dated as of                  , 199 ;

6. The Underwriting Agreement between the Trust and MBIA Capital Management Corp., dated as of August 2, 1999;

                                                              EXHIBIT 23(h)(iii)

                         1838 INVESTMENT ADVISORS FUNDS
                         1838 INVESTMENT ADVISORS, INC.
                            ADMINISTRATION AGREEMENT


     THIS ADMINISTRATION AGREEMENT is made as of the 2nd day of August, 1999, between 1838 Investment Advisors Funds, a Delaware, business trust (the "Trust"), having its principal place of business in Radnor, Pennsylvania, and 1838 Investment Advisors, Inc., a corporation organized under the laws of the State of Delaware ("1838 Advisors"), having its principal place of business in Radnor, Pennsylvania.

     WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company and offers for public sale distinct series of shares of beneficial interest ("Series"), par value $0.001 per share, each corresponding to a distinct portfolio;

     WHEREAS, each share of a Series represents an undivided interest in the assets, subject to the liabilities allocated to that Series and each Series has a separate investment objective and policies;

     WHEREAS, at the present time, the Trust has established five Series: 1838 International Equity Fund; 1838 Small Cap Equity Fund; 1838 Fixed Income Fund; 1838 Large Cap Equity Fund; and 1838 Special Equity Fund.

     WHEREAS, the Trust desires to employ 1838 Advisors to provide certain administrative services;

     WHEREAS, 1838 Advisors is willing to furnish such services to the Trust with respect to each Series listed on Schedule A to this Agreement (each a "Portfolio," and two or more together "Portfolios") on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and mutual covenants contained in this Agreement, the Trust and 1838 Advisors agree as follows:

     1. Appointment. The Trust hereby appoints and employs 1838 Advisors as agent to perform those services described in this Agreement for the Trust such appointment to take effect at the close of business on the date first written above. 1838 Advisors shall act under such appointment and perform the obligations thereof upon the terms and conditions hereinafter set forth and in accordance with the principles of principal and agent enunciated by the common law.

     2. Portfolio Administration. Subject to the direction and control of the Board of Trustees of the Trust and to the extent not otherwise the responsibility of, or provided by, the Trust or other supply agents of the Trust, 1838 Advisors shall provide the following administrative services:

     a. Supply:

          (1) office facilities (which may be in 1838 Advisor's or its affiliates' own offices);

          (2) non-investment related statistical and research data;

          (3) executive and administrative services;

          (4) stationery and office supplies at Trust expense;

          (5) corporate secretarial services, such as the preparation and distribution of materials at Trust expense for meetings of the Board of Trustees or shareholders; and

          (6) Trustees' and Officers' questionnaires.

          b. Prepare and file, if necessary, reports to shareholders of the Trust and reports with the Securities and Exchange Commission (the "SEC"), including preliminary and definitive proxy materials, post-effective amendments to the Trust's registration statement, Rule 24f-2 Notices, Form N-SAR filings and prospectus supplements;

          c. Monitor the Trust's compliance with the investment restrictions and limitations necessary for each Portfolio of the Trust to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") or any successor statute;

          d. Monitor sales of the Trust's shares and ensure that such shares are properly registered as required by the SEC;

          e. Prepare and distribute to appropriate parties notices announcing the declaration of dividends and other distributions to shareholders;

          f. Prepare financial statements and footnotes and other financial information with such frequency and in such format as required to be included in reports to shareholders and the SEC;

          g. Review sales literature and file such with regulatory authorities, as necessary;

          h. Provide personnel to serve as officers of the Trust if so elected by the Board of Trustees.

     3. Expenses of the Trust. The Trust agrees that it will pay all its expenses other than those expressly stated to be payable by 1838 Advisors hereunder, which expenses payable by the Trust shall include, without limitation:

          a. Costs and/or fees incident to holding meetings of the Board of Trustees and shareholders, preparation (including typesetting and printing charges) and mailing of prospectuses, reports and proxy materials to the existing shareholders of the Trust, filing of reports with regulatory bodies, maintenance of the Trust's corporate existence, and registration of shares with federal and state securities authorities;

          b. Legal fees and expenses;

          c. Costs of printing share certificates representing shares of the Trust;

          d. Fees payable to, and expenses of, members of the Board of Trustees who are not "interested persons" of the Trust;

          e. Premiums payable on the fidelity bond required by Section 17(g) of the 1940 Act, and any other premiums payable on insurance policies related to the Trust's business and the investment activities of its Portfolios;

          f. Distribution fees, if any;

          g. Service fees, if any, payable by each Portfolio to the Distributor for providing personal services to the shareholders of each Portfolio and for maintaining shareholder accounts for those shareholders;

          h. Fees, voluntary assessments and other expenses incurred in connection with the Trust's membership in investment company organizations; and

          i. Such non-recurring expenses as may arise, including actions, suits or proceedings to which the Trust is a party and the legal obligation which the Trust may have to indemnify its Trust and officers with respect thereto.

     4. Recordkeeping and Other Information. 1838 Advisors shall create and maintain all necessary records in accordance with all applicable laws, rules and regulations, including, but not limited to, records required by Section 31(a) of the 1940 Act and the rules thereunder, as the same may be amended from time to time, pertaining to the various functions (described above) performed by it and not otherwise created and maintained by another party pursuant to contract with the Trust. All records shall be the property of the Trust at all times and shall be available for inspection and use by the Trust. Where applicable, such records shall be maintained by 1838 Advisors for the periods and in the places required by Rule 31a-2 under the 1940 Act.

     5. Audit, Inspection and Visitation. 1838 Advisors shall make available during regular business hours all records and other data created and maintained pursuant to the foregoing provisions of this Agreement for reasonable audit and inspection by the Trust, any person retained by the Trust or any regulatory agency having authority over the Trust.

     6. Appointment of Agents. 1838 Advisors may at any time or times in its discretion appoint (and may at any time remove) other parties as its agent to carry out such of the provisions of this Agreement as 1838 Advisors may from time to time direct; provided, however, that the appointment of any such agent shall not relieve 1838 Advisors of any of its responsibilities or liabilities hereunder.

     7. Right to Receive Advice.

          a. Advice of Trust. If 1838 Advisors shall be in doubt as to any action to be taken or omitted by it, it may request, and shall receive, from the Trust directions or advice, including oral or written Instructions where appropriate.

          b. Advice of Counsel. If 1838 Advisors shall be in doubt as to any question of law involved in any action to be taken or omitted by 1838 Advisors, it may request advice at its own cost from counsel of its own choosing (who may be the regularly retained counsel for the Trust or 1838 Advisors or the in-house counsel for 1838 Advisors, at the option of 1838 Advisors).

          c. Conflicting Advice. In case of conflict between directions, advice or oral or written instructions received by 1838 Advisors, 1838 Advisors shall be entitled to rely on and follow the advice received by written instructions alone.

          d. Protection of 1838 Advisors. 1838 Advisors shall be protected in any action or inaction which it takes in reliance on any directions, advice or oral or written Instructions received pursuant to subsections a or b of this Section which 1838 Advisors, after receipt of any such directions, advice or oral or written Instructions, in good faith believes to be consistent with such directions, advice or oral or written Instructions, as the case may be. However, nothing in this Section shall be construed as imposing upon 1838 Advisors any obligation (i) to seek such direction, advice or oral or written Instructions, or (ii) to act in accordance with such directions, advice or oral or written Instructions when received, unless, under the terms of another provision of this Agreement, the same is a condition to 1838 Advisor's properly taking or omitting to take such action. Nothing in this subsection shall excuse 1838 Advisors when an action or omission on the part of 1838 Advisors constitutes willful misfeasance, bad faith, negligence or reckless disregard by 1838 Advisors of its duties under this Agreement.

     8. Compliance with Governmental Rules and Regulations. Except as otherwise provided herein, the Trust assumes full responsibility for ensuring that the Trust complies with all applicable requirements of the Securities Act of 1933 (the "1933 Act"), the Securities Exchange Act of 1934 (the "1934 Act"), the 1940 Act, the CEA and any laws, rules and regulations of governmental authorities having jurisdiction.

     9. Compensation. For the performance of its obligations under this Agreement, the Trust agrees to pay 1838 Advisors with respect to each Portfolio in accordance with the fee arrangements described in Schedule A attached hereto, as such Schedule may be amended from time to time. The Trust shall reimburse 1838 Advisors for reasonable out-of-pocket expenses incurred by 1838 Advisors in the performance of its obligations hereunder.

     10. Liability of 1838 Advisors or Affiliates. 1838 Advisors and its affiliates shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, except to the extent of a loss resulting from willful misfeasance, bad faith, negligence or reckless disregard of their obligations and duties under this Agreement. Any person, even though also an officer, director, employee or agent of 1838 Advisors or any of its affiliates who may be or become an officer or director of the Trust, shall be deemed, when rendering services to the Trust as such officer or acting on any business of the Trust in such capacity (other than services or business in connection with 1838 Advisors' duties under this Agreement), to be rendering such services to or acting solely for the Trust and not as an officer, director, employee or agent or one under the control or direction of 1838 Advisors or any of its affiliates, even though paid by one of those entities. 1838 Advisors shall not be liable or responsible for any acts or omissions of any predecessor administrator or any other persons having responsibility for matters to which this Agreement relates nor shall 1838 Advisors be responsible for reviewing any such act or omissions. 1838 Advisors shall, however, be liable for its own acts and omissions subsequent to assuming responsibility under this Agreement as herein provided.

     11. Indemnification.

          a. The Trust agrees to indemnify and hold harmless 1838 Advisors, its directors, officers, employees, agents and representatives from all taxes, charges, expenses, assessments, claims and liabilities including, without limitation, liabilities arising under the Securities Act of 1933, the Securities Exchange Act of 1934, the 1940 Act and any applicable state and foreign laws, and amendments thereto (the "Securities Laws"), and expenses, including without limitation reasonable attorneys' fees and disbursements arising directly or indirectly from any action or omission to act which 1838 Advisors takes at the request of or on the direction of or in reliance on the advice of the Trust. Neither 1838 Advisors nor any of its nominees shall be indemnified against any liability (or any expenses incident to such liability) arising out of 1838 Advisors' or its directors', officers', employees', agents' and representatives own willful misfeasance, bad faith, negligence or reckless disregard of its duties and obligations under this Agreement.

          b. 1838 Advisors agrees to indemnify and hold harmless the Trust from all taxes, charges, expenses, assessments, claims and liabilities arising from 1838 Advisors' obligations pursuant to this Agreement (including, without limitation, liabilities arising under the Securities Laws, and any state and foreign securities and blue sky laws, and amendments thereto) and expenses, including (without limitation) reasonable attorneys' fees and disbursements arising directly or indirectly out of 1838 Advisors' or its directors', officers', employees', agents' and representatives own willful misfeasance, bad faith, negligence or reckless disregard of its duties and obligations under this Agreement.

          c. In order that the indemnification provisions contained in this
     Section 14 shall apply, upon the assertion of a claim for which either party may be required to indemnify the other, the party seeking indemnification shall promptly notify the other party of such assertion, and shall keep the other party advised with respect to all developments concerning such claim. The party who may be required to indemnify shall have the option to participate with the party seeking indemnification in the defense of such claim. The party seeking indemnification shall in no case confess any claim or make any compromise in any case in which the other party may be required to indemnify it except with the other party's prior written consent.

     12. Duration, Termination, etc. The provisions of this Agreement may not be changed, waived, discharged or terminated orally, but only by written instrument that shall make specific reference to this Agreement and that shall be signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

     This Agreement shall become effective as of the date first written above, and unless terminated as provided, shall continue in force for three (3) years from the date of its execution and thereafter from year to year, provided continuance after the three (3) year period is approved at least annually by the vote of a majority of the Trustees of the Trust. This Agreement may at any time be terminated on sixty (60) days' written notice given to 1838 Advisors or by 1838 Advisors by six (6) months' written notice given to the Trust; provided, however, that the foregoing provisions of this Agreement may be terminated immediately at any time for cause either by the Trust or by 1838 Advisors in the event that such cause shall have remained unremedied for sixty (60) days or more after receipt of written specification of such cause.

     13. Insurance. Upon request 1838 Advisors shall provide the Trust with details regarding its insurance coverage, and 1838 Advisors shall notify the Trust should any of its insurance coverage be materially changed. Such notification shall include the date of change and the reason or reasons therefor. 1838 Advisors shall notify the Trust of any material claims against it, whether or not they may be covered by insurance and shall notify the Trust from time to time as may be appropriate of the total outstanding claims made by 1838 Advisors under its insurance coverage.

     14. Amendments. This Agreement or any part hereof may be changed or waived only by an instrument in writing signed by the party against which enforcement of such change or waiver is sought.

     1838 Advisors and the Trust shall regularly consult with each other regarding 1838 Advisors' performance of its obligations and its compensation under the foregoing provisions. In connection therewith, the Trust shall submit to 1838 Advisors at a reasonable time in advance of filing with the SEC copies of any amended or supplemented registration statement of the Trust (including exhibits) under the Securities Act of 1933, as amended, and the 1940 Act, arid, a reasonable time in advance of their proposed use, copies of any amended or supplemented forms relating to any plan, program or service offered by the Trust. Any change in such materials that would require any change in 1838 Advisors' obligations under the foregoing provisions shall be subject to the burdened party's approval, which shall not be unreasonably withheld. In the event that a change in such documents or in the procedures contained therein increases the cost to Rodney Square of performing its obligations hereunder by more than an insubstantial amount, Rodney Square shall be entitled to receive reasonable compensation therefor.

     15. Notice. Any notice under this Agreement shall be given in writing addressed and delivered or mailed, postage prepaid, to the other party to this Agreement at its principal place of business.

     16. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     17. Governing Law. To the extent that state law has not been preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same mark be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the Commonwealth of Pennsylvania.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.

                             1838 INVESTMENT ADVISORS FUNDS

                             By:      ___________________________________

                                      _________________________, [Office      ]


                             1838 INVESTMENT ADVISORS, INC.

                             By:      ___________________________________

                            ADMINISTRATION AGREEMENT

                                   SCHEDULE A
                         1838 INVESTMENT ADVISORS FUNDS
                       PORTFOLIO LISTING AND FEE SCHEDULE


     For the services 1838 Advisors provides under the Administration Agreement attached hereto, 1838 Investment Advisors Funds, on behalf of and with respect to the Portfolios listed below, agrees to pay 1838 Advisors an administrative fee calculated on each Portfolio's total net assets as follows:

                              Listing of Portfolios

                         1838 International Equity Fund
                           1838 Small Cap Equity Fund
                             1838 Fixed Income Fund
                           1838 Large Cap Equity Fund
                            1838 Special Equity Fund

                                  Fee Schedule

      0.06% annually of each Portfolio's total net assets, payable monthly.

                                                                   EXHIBIT 23(J)


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectus and Statement of Additional Information constituting parts of this Post-Effective Amendment No. 7 to the registration statement on Form N-1A (the "Registration Statement") of our report dated december 14, 1998, relating to the financial statements and financial highlights appearing in the October 31, 1998 Annual Report of the International Equity Fund, Small Cap Equity Fund and Fixed Income Fund, which is also incorporated by reference into the Registration Statement.

We also consent to the References to us under the heading "Financial Highlights" in the Prospectus and under the headings "Independent Accountants" and "Financial Statements" in the Statement of Additional Information.

/s/ PricewaterhouseCoopers LLP
------------------------------
PricewaterhouseCoopers LLP
New York, New York
August 24, 1999